2002 Semi-Annual Report
June 30, 2002

Aggressive Stock
Mid-Cap Growth Portfolio
Multi-Cap Growth Portfolio
Small Company Growth Portfolio
Small Company Value Portfolio
Stock
Capital Appreciation Portfolio
Equity Portfolio
Equity Income Portfolio
Growth Portfolio
Growth and Income Portfolio
International/Global
Emerging Countries Portfolio
International Growth Portfolio
Worldwide Growth Portfolio
Sector/Specialty
Global Socially Responsive Portfolio
Domestic Hybrid
Balanced Portfolio
Managed Portfolio
Income
High-Yield Bond Portfolio
Total Return Portfolio

Enterprise Accumulation Trust
Mid-Cap Growth Portfolio
Subadviser’s Comments

Nicholas-Applegate Capital Management
San Diego, California

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for Enterprise Accumulation Trust.

Nicholas-Applegate Capital Management (“Nicholas-Applegate”), which has approximately $22 billion in assets under management, became subadviser to the Portfolio on May 1, 2001. Nicholas-Applegate’s normal investment minimum is $10 million.

Investment Objective

The objective of the Enterprise Mid-Cap Growth Portfolio is to seek long-term capital appreciation.

Investment Strategies

The Mid-Cap Growth Portfolio primarily invests in U.S. companies with mid-sized market capitalizations. Mid-sized companies are those with market capitalizations corresponding to the middle 90 percent of the Russell Mid-Cap Growth Index, as measured at the time of purchase by the Portfolio. Normally, the Portfolio invests at least 80 percent of its net assets (plus any borrowings for investment purposes) in common stocks of mid-sized companies. The subadviser focuses on a “bottom-up” analysis that evaluates the financial conditions and competitiveness of individual companies. This means that the subadviser ordinarily looks for several of the following characteristics: above-average per share earnings growth; high return on invested capital; a healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; development of new technologies; efficient service; pricing flexibility; strong management; and general operating characteristics that will enable the companies to compete successfully in their respective markets. The subadviser expects a high portfolio turnover rate of 200 percent or more. The Portfolio may lend portfolio securities on a short-term or long-term basis up to 33 1/3 percent of its total assets, including collateral received for securities lent.

2002 First Half Performance Review

With the first half of the year now completed, a number of themes shaping 2002 have emerged. The first revolves around the credibility of corporate governance at U.S. companies, particularly the aggressive accounting practices that have led many firms to restate earnings, as well as alleged market manipulation by some energy firms in California. The second theme is one of conflict in the Middle East and in the disputed region of Kashmir. A third thread running through 2002 is the ongoing profits recession. Many companies are having difficulty meeting earnings guidance despite dramatically lowered targets, and a number of bellwether companies have sought to lower expectations for the second half of the year.

Technology and telecommunication stocks suffered the brunt of the market downturn, extending a theme that has plagued these areas since 2000. Production overcapacity, low customer demand and an unwinding of high inventory levels have resulted in declining profits for many tech and telecom firms.

Alongside investor wariness of tech stocks were fears that the American consumers’ ability to spend may be hampered following several months of rising consumer spending. The closely watched University of Michigan’s consumer sentiment index, which had managed to hold up despite stock market fluctuations, declined in May. The prospect of a weakening consumer provided a disconcerting thought for investors, especially since there have been few signs of a pickup in business investment to offset a decline in consumer spending.

ENTERPRISE Accumulation Trust

Enterprise Accumulation Trust — (Continued)
Mid-Cap Growth Portfolio
Subadviser’s Comments

Future Investment Strategy

Nicholas-Applegate has strictly adhered to its original equity philosophy since the inception of the firm, while continuously enhancing and refining the process, research, and resources utilized. Nicholas-Applegate’s investment approach focuses on individual security selection. Because Nicholas-Applegate is bottom-up stock pickers, buy candidates challenge current holdings so each stock must continue to earn its place in the portfolio everyday. Through extensive research, Nicholas-Applegate identifies growth stock opportunities. Sector and industry weightings are derived from this bottom-up approach, which typically finds investment candidates across a variety of industry/sectors, thereby providing ample diversification. The Portfolio remains fully invested to ensure full market participation and to reduce market-timing risk. Nicholas-Applegate’s bottom-up approach is very responsive to changes in the market and drives the Portfolio toward issues demonstrating the following investment criteria: positive fundamental change, sustainability and timeliness.

Investments in mid-capitalization stocks are generally riskier than large-capitalization stocks due to greater earnings and price fluctuations.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser’s views are subject to change at any time based on market and other conditions.

ENTERPRISE Accumulation Trust

Enterprise Accumulation Trust
Mid-Cap Growth Portfolio
Portfolio of Investments (Unaudited) — June 30, 2002

	Number of Shares or Principal Amount	Value

Domestic Common Stocks — 93.78%

Advertising — 1.31%

Lamar Advertising Company (a)	1,100	$40,931

Aerospace — 3.28%

L-3 Communications Holdings Inc. (a)	1,200	64,800
Northrop Grumman Corporation	300	37,500

		102,300

Apparel & Textiles — 1.20%

Jones Apparel Group Incorporated (a)	1,000	37,500

Automotive — 0.70%

Advanced Auto Parts (a)	400	21,804

Banking — 0.79%

TCF Financial Corporation	500	24,550

Broadcasting — 4.15%

Hispanic Broadcasting Corporation (a)	1,750	45,675
Radio One Inc. (a)	2,000	29,740
Univision Communications Inc. (Class A) (a)	870	27,318
Westwood One Inc. (a)	800	26,736

		129,469

Brokers — 1.18%

Bear Stearns Companies Inc.	600	36,720

Business Services — 0.83%

Manpower Inc.	700	25,725

Computer Services — 0.76%

Affiliated Computer Services Inc. (a)	500	23,740

Computer Software — 2.55%

Electronic Arts Inc. (a)	600	39,630
Intuit Inc. (a)	800	39,776

		79,406

Consumer Durables — 0.99%

Harley-Davidson Inc.	600	30,762

Consumer Services — 4.78%

Apollo Group Inc. (a)	1,750	68,985
Career Education Corporation (a)	1,200	54,000
Ticketmaster (a)	1,400	26,194

		149,179

Containers/Packaging — 1.99%

Crown Cork & Seal Inc. (a)	4,800	32,880
Smurfit-Stone Container Corporation (a)	1,900	29,298

		62,178
	Number of Shares or Principal Amount	Value

Electronics — 1.79%

International Rectifier Corporation (a)	1,000	$29,150
QLogic Corporation (a)	700	26,670

		55,820

Finance — 5.78%

Bisys Group Inc. (a)	1,100	36,630
Concord EFS Inc. (a)	1,000	30,140
Lehman Brothers Holdings Inc.	600	37,512
SLM Corporation	400	38,760
Sungard Data Systems Inc. (a)	1,400	37,072

		180,114

Health Care — 3.64%

AMN Healthcare Services Inc. (a)	800	28,008
Anthem Inc. (a)	700	47,236
Cerner Corporation (a)	800	38,264

		113,508

Hotels & Restaurants — 3.15%

Darden Restaurants Inc.	1,300	32,110
Marriott International Inc. (Class A)	800	30,440
Starbucks Corporation (a)	1,440	35,784

		98,334

Manufacturing — 2.54%

Furniture Brands International Inc. (a)	700	21,175
Harman International Inds Inc.	500	24,625
Parker-Hannifin Corporation	700	33,453

		79,253

Medical Instruments — 4.82%

Beckman Coulter Inc.	700	34,930
Boston Scientific Corporation (a)	1,700	49,844
St. Jude Medical Inc. (a)	500	36,925
Zimmer Holdings Inc. (a)	800	28,528

		150,227

Medical Services — 6.57%

Health Management Associates Inc. (Class A) (a)	1,600	32,240
Humana Inc.	3,000	46,890
Laboratory Corporation of America Holdings (a)	1,000	45,650
Universal Health Services Inc. (Class B)	1,000	49,000
Wellpoint Health Networks Inc. (a)	400	31,124

		204,904

Metals & Mining — 0.93%

Newmont Mining Corporation	1,100	28,963

Multi-Line Insurance — 1.11%

Brown & Brown Inc.	1,100	34,650

ENTERPRISE Accumulation Trust

Enterprise Accumulation Trust
Mid-Cap Growth Portfolio — (Continued)
Portfolio of Investments (Unaudited) — June 30, 2002

	Number of Shares or Principal Amount	Value

Oil Services — 11.84%

BJ Services Company (a)	1,500	$50,820
EOG Resources Inc.	1,100	43,670
GlobalSantaFe Corporation	1,000	27,350
Nabors Industries Ltd. (a)	1,160	40,948
National Oilwell Inc. (a)	1,500	31,575
Noble Corporation (a)	1,200	46,320
Patterson-UTI Energy Inc. (a)	1,000	28,230
Rowan Companies Inc. (a)	2,190	46,976
Smith International Inc. (a)	780	53,188

		369,077

Paper & Forest Products — 0.95%

Georgia-Pacific Group	1,200	29,496

Pharmaceuticals — 5.37%

Allergan Inc.	400	26,700
AmerisourceBergen Corporation	400	30,400
Cephalon Inc. (a)	700	31,640
Forest Laboratories Inc. (a)	330	23,364
Gilead Sciences Inc. (a)	1,680	55,238

		167,342

Retail — 11.70%

Abercrombie and Fitch Company (Class A) (a)	1,100	26,532
AnnTaylor Stores Corporation (a)	1,400	35,546
Bed Bath & Beyond Inc. (a)	1,570	59,252
Coach Inc. (a)	800	43,920
PETCO Animal Supplies Inc. (a)	1,100	27,401
Pier 1 Imports Inc.	2,500	52,500
Staples Inc. (a)	1,600	31,520
TJX Companies Inc.	2,300	45,103
Williams Sonoma Inc. (a)	1,400	42,924

		364,698

Semiconductors — 2.31%

Fairchild Semiconductor International (a)	1,400	34,020
National Semiconductor Corporation (a)	1,300	37,921

		71,941

Technology — 3.75%

Alliant Techsystems Inc. (a)	700	44,660
Linear Technology Corporation	900	28,287
Microchip Technology Inc. (a)	1,600	43,888

		116,835

Transportation — 0.95%

J.B. Hunt Transport Services Inc. (a)	1,000	29,520

Travel/Entertainment/Leisure — 2.07%

Hotels.Com (a)	700	29,561
Regal Entertainment Group (a)	1,500	34,980

		64,541
Number of Shares or Principal Amount		Value

Total Domestic Common Stocks
(Identified cost $2,934,156)		$2,923,487

Repurchase Agreement — 6.38%

State Street Bank & Trust Repurchase Agreement, 1.45% due 07/01/02 Maturity Value $199,024 Collateral: U.S. Treasury Bond $205,000, Zero Coupon due 9/26/02 Value $204,078	$199,000	199,000

Total Repurchase Agreement
(Identified cost $199,000)		199,000

Total Investments
(Identified cost $3,133,156)		$3,122,487

Other Assets Less Liabilities — (0.16)%		(4,925)

Net Assets — 100%		$3,117,562

(a)	Non-income producing security.

See notes to financial statements.

ENTERPRISE Accumulation Trust

Enterprise Accumulation Trust
Multi-Cap Growth Portfolio
Subadviser’s Comments

Fred Alger Management, Inc.
Jersey City, New Jersey

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for Enterprise Accumulation Trust.

Fred Alger Management, Inc. (“Alger”), which has approximately $10.7 billion in assets under management, became the subadviser to the Portfolio on July 15, 1999. Alger’s normal investment minimum is $5 million.

Investment Objective

The objective of the Enterprise Multi-Cap Growth Portfolio is to seek long-term capital appreciation.

Investment Strategies

The Multi-Cap Growth Portfolio invests primarily in growth stocks. The subadviser believes that these companies tend to fall into one of two categories: High Unit Volume Growth and Positive Life Cycle Change. High Unit Volume Growth companies are those vital, creative companies that offer goods or services to a rapidly expanding marketplace. They include both established and emerging firms, offering new or improved products, or firms simply fulfilling an increased demand for an existing line. Positive Life Cycle Change companies are those companies experiencing a major change that is expected to produce advantageous results. These changes may be as varied as new management; new products or technologies; restructuring or reorganization; or merger and acquisition. The Portfolio may lend portfolio securities on a short-term or long-term basis up to 33 1/3 percent of its total assets, including collateral received for securities lent.

2002 First Half Performance Review

The first quarter of 2002 provided mixed results for equity markets. After slashing interest rates in dramatic fashion throughout 2001, the Federal Reserve (“the Fed”) failed to cut the Fed Portfolios rate any further during the first quarter. The Fed’s decision to maintain interest rates at current levels reinforced the notion of a looming economic recovery. However, the Enron affair and continued violence in Afghanistan and the Middle East cast a pall over the markets at a time when other news should have led to a modest rally. Most equity indices slipped lower during January and February, with value stocks holding up far better than growth stocks. Stock prices did recover somewhat during March, however, with growth stocks leading the rally. On aggregate over the three-month period, growth stock indices finished in negative territory while value stock indices were mostly flat.

The second quarter of 2002 brought more suffering to equity investors. Despite a steady stream of economic data indicating growth in the U.S. economy and a recovery of corporate profits, the market continued to drop on news of corporate malfeasance. At the heels of the Enron affair, accounting and regulatory scandals at Tyco International and WorldCom fueled fresh doubts about the credibility of corporate earnings numbers. Furthermore, while the Fed continued to maintain interest rates at historically low levels, the absence of further rate cuts provided no impetus for renewed investor optimism. April, May and June saw the continued collapse of most equity indices, with growth stocks and large-cap stocks leading the downturn. At the end of June, the Dow was nearing the 9000 level, and the Nasdaq was approaching lows that had not been seen since the early days of the Internet boom.

Alger’s aggressive style made the Portfolio susceptible to the weak performance of the market, as Alger’s growth stock philosophy impaired returns during a period in which value strongly out-performed growth. The Portfolio under-performed the S&P 500 benchmark over the six-month period due to an aggressive approach and over-weighting in the weak information technology sector. Poor performing health care stocks also contributed to the negative return, more than offsetting strong security selection in the consumer discretionary sector.

ENTERPRISE Accumulation Trust

Enterprise Accumulation Trust — (Continued)
Multi-Cap Growth Portfolio
Subadviser’s Comments

Future Investment Strategy

There is little question that the economy is on solid footing, with steady growth. In fact, over the long-term, growth in the 3 to 4 percent range may be more sustainable and hence more desirable than the oscillations that the market witnessed over the past ten years. Furthermore, recent market performance has been fed not by economic news, and not by corporate earnings news, but by scandal, fear, and unrealistic expectations. Alger’s belief of what the Dow and Nasdaq will do in the months ahead is based on decent, but by no means extraordinary, profit forecasts of $50 a share for the S&P 500 companies in 2002 and a continued modest economic expansion.

Investments in small-capitalization and mid-capitalization stocks are generally riskier than large-capitalization stocks due to greater earnings and price fluctuations.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser’s views are subject to change at any time based on market and other conditions.

ENTERPRISE Accumulation Trust

Enterprise Accumulation Trust
Multi-Cap Growth Portfolio
Portfolio of Investments (Unaudited) — June 30, 2002

	Number of Shares or Principal Amount	Value

Domestic Common Stocks — 95.89%

Aerospace — 0.56%

L-3 Communications Holdings Inc. (a) (o)	7,800	$421,200

Banking — 4.86%

Comerica Inc.	16,300	1,000,820
Fifth Third Bancorp	15,900	1,059,735
Greenpoint Financial Corporation (o)	17,200	844,520
Mellon Financial Corporation	23,300	732,319

		3,637,394

Building & Construction — 1.77%

D.R. Horton Inc.	29,849	776,969
Masco Corporation (o)	20,200	547,622

		1,324,591

Business Services — 1.31%

Concord EFS Inc. (a)	32,550	981,057

Communications — 1.54%

Brocade Communications Systems Inc. (a) (o)	65,800	1,150,184

Computer Hardware — 0.41%

Apple Computer Inc. (a)	17,500	310,100

Computer Services — 3.49%

Affiliated Computer Services Inc. (a) (o)	25,000	1,187,000
Bisys Group Inc. (a) (o)	26,400	879,120
Emulex Corporation (a) (o)	24,200	544,742

		2,610,862

Computer Software — 4.16%

Intuit Inc. (a)	8,700	432,564
Microsoft Corporation (a)	38,500	2,105,950
Siebel Systems Inc. (a)	40,500	575,910

		3,114,424

Consumer Non-Durables — 1.31%

Avon Products Inc.	18,800	982,112

Consumer Products — 2.44%

Mattel Inc.	36,300	765,204
Procter & Gamble Company	11,900	1,062,670

		1,827,874

Consumer Services — 2.89%

Apollo Group Inc. (a) (o)	13,050	514,431
Career Education Corporation (a)	11,700	526,500
First Data Corporation	30,200	1,123,440

		2,164,371
	Number of Shares or Principal Amount	Value

Electronics — 0.52%

Micron Technology Inc. (a) (o)	19,100	$386,202

Entertainment & Leisure — 0.67%

MGM Mirage Inc. (a) (o)	14,950	504,563

Finance — 3.67%

Capital One Financial Corporation (o)	25,200	1,538,460
SLM Corporation	12,500	1,211,250

		2,749,710

Food, Beverages & Tobacco — 1.76%

Constellation Brands Inc. (a)	13,600	435,200
Dean Foods Company (a) (o)	12,800	477,440
Wendy’s International Inc. (o)	10,100	402,283

		1,314,923

Health Care — 3.57%

Anthem Inc. (a) (o)	25,400	1,713,992
HCA Inc. (o)	20,100	954,750

		2,668,742

Hotels & Restaurants — 0.66%

Starwood Hotels & Resorts Worldwide Inc. (o)	15,000	493,350

Insurance — 2.23%

AFLAC Inc. (a)	25,500	816,000
Radian Group Inc. (o)	17,545	857,073

		1,673,073

Manufacturing — 0.54%

Avery Dennison Corporation	6,400	401,600

Medical Instruments — 1.91%

Boston Scientific Corporation (a)	11,800	345,976
St. Jude Medical Inc. (a)	14,650	1,081,903

		1,427,879

Medical Services — 6.01%

Alcon Inc. (a)	17,100	585,675
Quest Diagnostics Inc. (a) (o)	16,150	1,389,708
Tenet Healthcare Corporation (a)	18,500	1,323,675
Wellpoint Health Networks Inc. (a)	15,400	1,198,274

		4,497,332

Metals & Mining — 0.63%

Fastenal Company (o)	12,200	469,822

Multi-Line Insurance — 0.56%

Willis Group Holdings Ltd. (a)	12,800	421,248

Oil Services — 4.09%

BJ Services Company (a) (o)	34,600	1,172,248
Cooper Cameron Corporation (a)	21,160	1,024,567
Nabors Industries Ltd. (a)	24,500	864,850

		3,061,665

ENTERPRISE Accumulation Trust

Enterprise Accumulation Trust
Multi-Cap Growth Portfolio — (Continued)
Portfolio of Investments (Unaudited) — June 30, 2002

	Number of Shares or Principal Amount	Value

Pharmaceuticals — 12.93%

Allergan Inc.	5,900	$393,825
AmerisourceBergen Corporation (o)	24,400	1,854,400
Baxter International Inc.	24,500	1,089,025
Express Scripts, Inc. (Class A) (a) (o)	8,300	415,913
Forest Laboratories Inc. (a)	11,400	807,120
Gilead Sciences Inc. (a) (o)	47,950	1,576,596
IDEC Pharmaceuticals Corporation (a) (o)	34,900	1,237,205
Johnson & Johnson	27,900	1,458,054
Pfizer Inc.	24,200	847,000

		9,679,138

Printing & Publishing — 1.45%

Lexmark International Group Inc. (a) (o)	19,980	1,086,912

Publishing — 0.88%

Tribune Company	15,100	656,850

Restaurants — 1.25%

Brinker International Inc. (a) (o)	29,400	933,450

Retail — 17.41%

Abercrombie and Fitch Company (Class A) (a)	41,600	1,003,392
Autozone Inc. (a)	6,600	510,180
Bed Bath & Beyond Inc. (a)	19,000	717,060
Chico’s FAS Inc. (a) (o)	19,425	705,516
eBay Inc. (a) (o)	33,250	2,048,865
Limited Brands	25,300	538,890
Lowe’s Companies Inc.	31,695	1,438,953
Michaels Stores Inc. (a)	25,100	978,900
Office Depot Inc. (a)	27,500	462,000
Petsmart Inc. (a)	23,200	372,128
Pier 1 Imports Inc.	18,700	392,700
Sears Roebuck & Company	17,800	966,540
Wal-Mart Stores Inc.	34,850	1,917,098
Walgreen Company	25,300	977,339

		13,029,561

Semiconductors — 7.64%

Applied Materials Inc. (a)	69,700	1,325,694
Fairchild Semiconductor International (a)	35,100	852,930
Intel Corporation	38,400	701,568
Intersil Corporation (Class A) (a)	34,700	741,886
Maxim Integrated Products Inc. (a)	42,100	1,613,693
Teradyne Inc. (a)	20,600	484,100

		5,719,871

Technology — 1.14%

Alliant Techsystems Inc. (a)	13,350	851,730

Travel/Entertainment/Leisure — 0.88%

Expedia Inc. (a) (o)	11,120	659,305
	Number of Shares or Principal Amount	Value

Wireless Communications — 0.75%

Motorola Inc.	38,800	$559,496

Total Domestic Common Stocks
(Identified cost $75,594,463)		71,770,591

Foreign Stocks — 1.58%

Insurance — 1.08%

XL Capital Ltd. (Class A) (o)	9,500	804,650

Semiconductors — 0.50%

Marvell Technology Group Ltd. (a) (o)	18,800	373,932

Total Foreign Stocks
(Identified cost $1,495,695)		1,178,582

Repurchase Agreement — 1.48%

State Street Bank & Trust Repurchase Agreement, 1.45% due 07/01/02 Maturity Value $1,111,134 Collateral: U.S. Treasury Bond $1,140,000 Zero Coupon due 09/26/02
Value $1,134,870	$1,111,000	1,111,000

Total Repurchase Agreement
(Identified cost $1,111,000)		1,111,000

Total Investments
(Identified cost $78,201,158)		$74,060,173

Other Assets Less Liabilities — 1.05%		788,957

Net Assets — 100%		$74,849,130

(a)	Non-income producing security.
(o)	Security, or portion thereof, out on loan at June 30, 2002.

See notes to financial statements.

ENTERPRISE Accumulation Trust

Enterprise Accumulation Trust
Small Company Growth Portfolio
Subadviser’s Comments

William D. Witter, Inc.
New York, New York

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for Enterprise Accumulation Trust.

William D. Witter, Inc. (“Witter”), which has approximately $1.7 billion in assets under management, became subadviser to the Portfolio on December 1, 1998. Witter’s normal investment minimum is $1 million.

Investment Objective

The objective of the Enterprise Small Company Growth Portfolio is to seek capital appreciation.

Investment Strategies

The Small Company Growth Portfolio normally invests at least 80 percent of its net assets (plus any borrowings for investment purposes) in small capitalization stocks. The Portfolio invests in common stocks of small capitalization companies with above-average growth characteristics that are reasonably valued. These companies have a market capitalization of up to $1.5 billion. The subadviser uses a disciplined approach in evaluating growth companies. It relates the expected growth rate in earnings to the price-earnings ratio of the stock. Generally, the subadviser will not buy a stock if its price-earnings ratio exceeds its growth rate. By using this valuation parameter, the subadviser believes it moderates some of the inherent volatility in the small capitalization sector of the market. Securities will be sold when the subadviser believes the stock price exceeds the valuation criteria, or when the stock appreciates to a point where it is substantially overweighted in the portfolio, or when the company no longer meets expectations. The subadviser’s goal is to hold a stock for a minimum of one year but this may not always be feasible and there may be times when short-term gains or losses will be realized. The Portfolio may lend portfolio securities on a short-term or long-term basis up to 33 1/3 percent of its total assets, including collateral received for securities lent.

2002 First Half Performance Review

The reluctance on the part of corporate managements to purchase new equipment and software, even though the economy was expanding, affected the Portfolio’s results. A number of technology holdings, such as MKS Instruments (-25.7 percent), Trikon Technologies (-23.5 percent), and Electro Scientific Industries (-19.0 percent), were down significantly for the six-month period.

International tensions and OPEC’s restrictive policy led to a sharp increase in the price of oil (Nymex Crude futures) from $19.84 per barrel at the end of December to $26.86 on June 28th. Prices of oil equities responded positively. Devon Energy, Smith International, and Key Production were up 27.5 percent, 27.17 percent, and 14.71 percent respectively for the six months.

Other factors had a negative impact on the Portfolio’s performance. The policy of the Fed to remain accommodative during the entire first half was positive for some financial issues and housing stocks in which the Portfolio did not participate. In addition, investors continued to favor value stocks over growth because of the relative independence of value from the economic cycle and their lower price/earnings (“P/E”) ratios. The frequent government warnings about additional terrorist attacks also lessened investor enthusiasm for growth equities.

Future Investment Strategy

Witter anticipates a continuation of economic growth and, within one to two quarters, many companies may report sales and earnings increases. Witter is planning to keep the Portfolio virtually fully invested primarily in equities of companies that have well above average growth prospects. While the Portfolio’s significant participation in semi-conductor equipment, software developers, and in economically sensitive commercial services has impacted the Portfolio’s results this year, Witter believes that recognition of their earnings power may develop, and that their stock prices may rise from their current depressed levels. Witter also anticipates finding other good opportunities in medical devices, energy, and consumer growth.

There are specific risks associated with investments in small company stocks. Limited volume and frequency of trading may result in greater price deviations, and smaller capitalization companies may experience higher growth rates and higher failure rates than large companies.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser’s views are subject to change at any time based on market and other conditions.

ENTERPRISE Accumulation Trust

Enterprise Accumulation Trust
Small Company Growth Portfolio
Portfolio of Investments (Unaudited) — June 30, 2002

	Number of Shares or Principal Amount	Value

Domestic Common Stocks — 92.53%

Airlines — 1.89%

Skywest Inc. (a) (o)	62,200	$1,454,858

Business Services — 7.87%

Charles River Associates Inc. (a)	107,721	2,158,729
Maximus Inc. (a) (o)	64,900	2,057,330
On Assignment Inc. (a)	103,700	1,845,860

		6,061,919

Computer Hardware — 2.20%

Drexler Technology Corporation (a) (o)	78,500	1,695,600

Computer Services — 11.54%

CACI International Inc. (a) (o)	81,100	3,097,209
Integral Systems Inc. (a)	68,600	1,496,852
Manhattan Associates Inc. (a) (o)	35,000	1,125,600
MapInfo Corporation (a)	83,350	758,485
Secure Computing Corporation (a)	121,000	913,550
Tier Technologies Inc. (a)	83,900	1,495,098

		8,886,794

Computer Software — 2.42%

MSC Software Corporation (o)	89,900	804,605
PLATO Learning Inc. (a)	107,266	1,058,715

		1,863,320

Consumer Services — 1.78%

Navigant International Inc. (a)	88,460	1,368,476

Electrical Equipment — 6.59%

C & D Technologies (o)	66,500	1,198,330
Electro Scientific Industries Inc. (a) (o)	77,700	1,888,110
Signal Technology Corporation (a)	54,000	507,060
Woodhead Industries	86,600	1,484,324

		5,077,824

Electronics — 10.21%

AstroPower Inc. (a) (o)	38,250	751,230
Cymer Inc. (a) (o)	28,800	1,009,152
Planar Systems Inc. (a) (o)	102,000	1,963,500
Varian Inc. (o)	77,500	2,553,625
Veeco Instruments Inc. (a) (o)	68,700	1,587,657

		7,865,164

Food, Beverages & Tobacco — 3.78%

Delta & Pine Land Company (o)	86,200	1,732,620
Fleming Companies Inc. (o)	64,800	1,176,120

		2,908,740

Manufacturing — 1.30%

Flow International Corporation (a) (o)	89,300	601,793
Meade Instruments Corporation (a)	70,200	398,034

		999,827
	Number of Shares or Principal Amount	Value

Medical Instruments — 13.08%

Advanced Neuromodulation Systems (a) (o)	27,000	$823,500
Candela Corporation (a)	278,550	1,532,025
Cytyc Corporation (a) (o)	108,100	823,722
ICU Medical Inc. (a)	62,550	1,932,795
Varian Medical Systems Inc.	64,400	2,611,420
Zoll Medical Corporation (a)	72,400	2,355,172

		10,078,634

Medical Services — 1.85%

Dianon Systems Inc. (a) (o)	26,700	1,426,314

Oil Services — 6.69%

Devon Energy Corporation	28,000	1,379,840
Key Production Company Inc. (a)	46,200	900,900
Smith International Inc. (a) (o)	42,100	2,870,799

		5,151,539

Restaurants — 1.77%

The Cheesecake Factory (a) (o)	38,500	1,365,980

Retail — 6.13%

Advanced Marketing Services Inc. (o)	121,950	2,231,685
Angelica Corporation	68,700	1,181,640
FreeMarkets Inc. (a) (o)	92,700	1,309,851

		4,723,176

Rubber & Plastics — 1.01%

Foamex International Inc. (a)	70,000	777,700

Semiconductors — 5.59%

Intermagnetics General Corporation (a) (o)	100,200	2,024,040
MKS Instruments Inc. (a) (o)	34,357	689,545
Photronics Inc. (a) (o)	84,100	1,592,854

		4,306,439

Technology — 4.36%

Flir Systems Inc. (a) (o)	47,100	1,976,787
Trikon Technologies Inc. (a)	153,500	1,379,965

		3,356,752

Telecommunications — 0.81%

Globecomm Systems Inc. (a) (o)	153,000	625,770

Travel/Entertainment/Leisure — 1.66%

Polaris Industries Inc. (o)	19,700	1,280,500

Total Domestic Common Stocks
(Identified cost $82,819,318)		71,275,326

Foreign Stocks — 1.15%

Oil Services — 1.15%

Core Laboratories (a) (o)	74,000	889,480

ENTERPRISE Accumulation Trust

Enterprise Accumulation Trust
Small Company Growth Portfolio — (Continued)
Portfolio of Investments (Unaudited) — June 30, 2002

	Number of Shares or Principal Amount	Value

Total Foreign Stocks
(Identified cost $1,033,457)		$889,480

Commercial Paper — 4.54%

Ciesco L.P. 1.95% due 07/01/02	$3,498,000	3,498,000

Total Commercial Paper
(Identified cost $3,498,000)		3,498,000

Total Investments
(Identified cost $87,350,775)		$75,662,806

Other Assets Less Liabilities — 1.78%		1,370,820

Net Assets — 100%		$77,033,626

(a)	Non-income producing security.
(o)	Security, or portion thereof, out on loan at June 30, 2002.

See notes to financial statements.

ENTERPRISE Accumulation Trust

Enterprise Accumulation Trust
Small Company Value Portfolio
Subadviser’s Comments

Gabelli Asset Management Company
Rye, New York

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for Enterprise Accumulation Trust.

Gabelli Asset Management Company (“Gabelli”), which manages approximately $23.2 billion for institutional clients and whose normal investment minimum is $1 million, became subadviser to the Portfolio on July 1, 1996.

Investment Objective

The objective of the Enterprise Small Company Value Portfolio is to seek maximum capital appreciation.

Investment Strategies

The Small Company Value Portfolio normally invests at least 80 percent of its net assets (plus any borrowings for investment purposes) in small capitalization stocks. The Portfolio invests in common stocks of small capitalization companies that the subadviser believes are undervalued—that is, the stock’s market price does not fully reflect the company’s value. These companies have a market capitalization of up to $1.5 billion. The subadviser uses a proprietary research technique to determine which stocks have a market price that is less than the “private market value” or what an investor would pay for the company. The subadviser then determines whether there is an emerging valuation catalyst that will focus investor attention on the underlying assets of the company and increase the market price. Smaller companies may be subject to a valuation catalyst such as increased investor attention, takeover efforts or a change in management. The Portfolio may lend portfolio securities on a short-term or long-term basis up to 33 1/3 percent of its total assets, including collateral received for securities lent.

2002 First Half Performance Review

There is an old saying that bull markets are built on a “wall of worry.” If this is true, the U.S. should see a better market environment in the quarters ahead, because investors have had plenty to worry about this quarter. Escalating violence in the Middle East, a potential nuclear showdown between Pakistan and India over Kashmir, evidence that the U.S.’s quick victory over the Taliban in Afghanistan has not extinguished terrorism, the Arthur Andersen conviction, revelations regarding Wall Street improprieties, the insider trading investigation of American icon Martha Stewart, and most recently, the WorldCom accounting scandal have all generated headlines.

As usual, the Portfolio’s best performing holdings this year came from an eclectic group of industries including: gold mining (TVX Gold Inc.); auto parts (Tenneco Automotive); cosmetics (Elizabeth Arden), and gaming (Trump Hotels & Casino Resorts Inc.). Telecommunications companies, most notably small wireless operators such as Rural Cellular Corporation, Western Wireless, and Leap Wireless International Inc, dominated the Portfolio’s losers list. Wireless communications is an industry begging for consolidation to reduce competition and restore profit margins. Eventually, Gabelli thinks bigger competitors will gobble small, high quality wireless companies up. However, consolidation is currently on hold due to the capital market boycott of anything with a telecom label.

Future Investment Strategy

Gabelli anticipates the U.S. economy may have a very good year in 2002, with GDP up 3 to 4 percent. Inventories have been worked down to low levels. General Motors Corporation’s finance offers and incentives caused one million cars to be cleaned out of industry inventories. Even with much lower retail sales, production can go up. Secondly, consumers may feel better due to the sizable reduction in fuel costs and last year’s tax break. A family of four earning $40,000 a year will get $25 extra per week.

ENTERPRISE Accumulation Trust

Enterprise Accumulation Trust — (Continued)
Small Company Value Portfolio
Subadviser’s Comments

On the other side of the coin, the U.S. equity market is fully valued, and Gabelli assumes long-term interest rates may trend slightly higher. Given this scenario, Gabelli believes that there should be a cap on P/E multiples. For 2002, Gabelli anticipates that it will be important for the Portfolio to be stock specific. For the year, Gabelli expects the market to be roughly the same as it was as of June 30, 2002, plus or minus 10 percent, but Gabelli anticipates a lot of acquisition/merger transactions in 2002. Gabelli’s strategy for the Portfolio is to find good companies that somebody else wants to own.

There are specific risks associated with investments in small company stocks. Limited volume and frequency of trading may result in greater price deviations, and smaller capitalization companies may experience higher growth rates and higher failure rates than large companies.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser’s views are subject to change at any time based on market and other conditions.

ENTERPRISE Accumulation Trust

Enterprise Accumulation Trust
Small Company Value Portfolio
Portfolio of Investments (Unaudited) — June 30, 2002

	Number of Shares or Principal Amount	Value

Domestic Common Stocks — 93.71%

Advertising — 0.04%

Interep National Radio Sales Inc. (a) (o)	40,000	$156,000

Aerospace — 9.37%

AAR Corporation (o)	58,000	591,600
Ametek Inc.	100,000	3,725,000
Curtiss-Wright Corporation (o)	68,000	5,440,000
GenCorp Inc. (a) (o)	303,200	4,335,760
Kaman Corporation (Class A)	155,000	2,597,800
Lockheed Martin Corporation	40,000	2,780,000
Moog Inc. (Class A) (a)	60,000	2,572,800
Sequa Corporation (Class A) (a)	70,000	4,577,300
Sequa Corporation (Class B) (a)	44,000	2,882,000
SPS Technologies Inc. (a) (o)	150,000	5,725,500

		35,227,760

Apparel & Textiles — 0.37%

Carlyle Industries Inc. (a)	251,739	75,522
Hartmarx Corporation (a) (o)	240,000	600,000
Wolverine World Wide Inc.	40,000	698,000

		1,373,522

Automotive — 8.93%

A. O. Smith Corporation (Class A)	12,000	363,000
A. O. Smith Corporation (o)	23,000	717,830
Aaron Rents Inc.	2,500	56,250
ArvinMeritor Inc.	45,000	1,080,000
AutoNation Inc. (a) (o)	38,000	551,000
BorgWarner Inc. (o)	80,000	4,620,800
Clarcor Inc.	190,000	6,013,500
Earl Scheib Inc. (g)	225,000	675,000
Exide Technologies (o)	50,000	34,000
Federal-Mogul Corporation (o)	60,000	42,180
Lund International Holdings Inc. (a)	10,000	17,000
Midas Inc.	160,000	1,984,000
Modine Manufacturing Company	252,000	6,194,160
Navistar International Corporation (a) (o)	78,000	2,496,000
Raytech Corporation (o)	20,000	181,000
Standard Motor Products Inc. (o)	250,000	4,237,500
Superior Industries International Inc. (o)	62,000	2,867,500
Tenneco Automotive Inc. (a)	200,000	1,320,000
United Auto Group Inc. (a) (o)	6,000	125,400

		33,576,120

Banking — 0.68%

Sterling Bancorp (o)	72,050	2,572,185

Biotechnology — 0.07%

Invitrogen Corporation (a) (o)	8,000	256,080
	Number of Shares or Principal Amount	Value

Broadcasting — 4.19%

Beasley Broadcast Group Inc. (a)	60,000	$884,940
Cablevision Systems Corporation - Rainbow Media Group (a) (o)	75,000	656,250
Clear Channel Communications Inc. (a) (o)	42,699	1,367,235
Cumulus Media Inc. (Class A) (a) (o)	10,000	137,800
Fisher Companies Inc.	52,400	3,076,928
Granite Broadcasting Corporation (a)	185,000	449,550
Gray Communications Systems Inc. (Class B)	240,000	3,192,000
Gray Communications Systems Inc. (o)	20,000	362,000
Liberty Media Corporation (Class A) (a) (o)	150,000	1,500,000
Paxson Communications Corporation (a) (o)	310,000	1,705,000
UnitedGlobalCom Inc. (a)	140,000	385,000
World Wrestling Federation Entertainment Inc. (a) (o)	40,000	584,000
Young Broadcasting Inc. (a)	81,000	1,440,180

		15,740,883

Building & Construction — 2.04%

Core Materials Corporation (a)	101,100	151,650
Fleetwood Enterprises Inc. (o)	20,000	174,000
Hughes Supply Inc.	1,000	44,900
Huttig Building Products Inc. (a)	45,444	244,034
Monaco Coach Corporation (a)	1,000	21,300
Rollins Inc.	345,000	7,017,300

		7,653,184

Business Services — 0.49%

Edgewater Technology Inc. (a)	210,000	858,900
Nashua Corporation (a)	68,000	482,800
National Processing Inc. (a) (o)	20,000	516,000

		1,857,700

Cable — 0.43%

Cablevision Systems Corporation (Class A) (a) (o)	120,000	1,135,200
Lamson & Sessions Company (a)	103,500	403,650
Pegasus Communications Corporation (a) (o)	120,000	87,600

		1,626,450

Chemicals — 3.04%

Church & Dwight Company Inc. (o)	35,000	1,096,550
Cytec Inds Incorporated (a)	2,000	62,880
Ethyl Corporation (a)	80,000	60,000
Ferro Corporation (o)	110,000	3,316,500
Great Lakes Chemical Corporation (o)	140,000	3,708,600
Hercules Inc. (a)	78,000	904,800
MacDermid Inc. (o)	10,200	219,300
Omnova Solutions Inc. (a)	245,000	2,058,000

		11,426,630

ENTERPRISE Accumulation Trust

Enterprise Accumulation Trust
Small Company Value Portfolio — (Continued)
Portfolio of Investments (Unaudited) — June 30, 2002

	Number of Shares or Principal Amount	Value

Communications — 0.03%

Loral Space & Communications (a) (o)	100,000	$99,000

Computer Hardware — 0.00%

Cerion Technologies Inc. (a) (d) (k)	90,000	—

Computer Services — 0.22%

Genuity Inc. (a) (o)	40,000	152,000
McAfee.com Corporation (a)	10,000	146,400
Startek Inc. (a)	10,000	267,400
Xanser Corp. (a)	150,000	273,000

		838,800

Computer Software — 0.02%

OpenTV Corp. (a)	19,000	60,610

Conglomerates — 0.08%

Harbor Global Company Ltd.	40,000	290,000

Consumer Durables — 0.38%

Noel Group Liquidating Trust Units (a) (d) (f) (k)	135,000	89,100
Noel Group Units (a) (d) (f) (k)	135,000	—
Oneida Ltd. (o)	70,000	1,340,500

		1,429,600

Consumer Products — 0.72%

Elizabeth Arden Inc. (a) (o)	49,500	866,250
New England Business Service Inc.	21,000	527,940
Revlon Inc. (a) (o)	30,000	148,500
Scotts Company (a)	4,000	181,600
Sola International Inc. (a)	35,000	402,500
The Dial Corporation (o)	15,000	300,300
Wd 40 Company	10,000	277,600

		2,704,690

Consumer Services — 0.70%

Chemed Corporation	70,000	2,638,300

Drugs & Medical Products — 0.28%

Owens & Minor Inc. (o)	20,000	395,200
Thermo Electron Corporation (a)	40,000	660,000

		1,055,200

Education — 0.03%

Whitman Education Group Inc. (a)	20,000	118,800

Electrical Equipment — 4.13%

Ampco-Pittsburgh Corporation	130,000	1,560,000
Baldor Electric Company	95,000	2,394,000
C & D Technologies (o)	4,000	72,080
Donaldson Company Inc.	20,000	700,800
DQE Inc. (o)	35,000	490,000
National Presto Industries Inc.	10,000	320,000
Oak Technology Inc. (a)	15,000	67,950
SL Industries Inc. (a)	82,000	615,000
Thomas & Betts Corporation (a)	160,000	2,976,000
Thomas Industries Inc.	220,000	6,336,000

		15,531,830
	Number of Shares or Principal Amount	Value

Electronics — 0.46%

CTS Corporation (o)	45,000	$541,800
Park Electrochemical Corporation	45,000	1,192,500

		1,734,300

Energy — 1.32%

Conectiv Inc. (o)	80,000	2,064,800
El Paso Electric Company	154,000	2,132,900
ONEOK Inc.	30,000	658,500
SEMCO Energy Inc. (o)	10,000	90,500

		4,946,700

Entertainment & Leisure — 4.15%

Acme Communications Inc. (a) (o)	40,000	294,000
Bull Run Corporation (a)	140,000	126,000
Churchill Downs Inc. (o)	50,000	2,016,500
Dover Downs Gaming & Entertainment Inc.	57,000	729,600
Dover Motorsports Inc.	113,000	644,100
E.W. Scripps Company (Class A) (o)	19,000	1,463,000
Gaylord Entertainment Company (a)	275,000	6,063,750
Hearst-Argyle Television Inc. (a)	27,000	608,850
Magna Entertainment Corporation (a) (o)	80,000	559,200
Sinclair Broadcast Group Inc. (a)	150,000	2,165,850
Six Flags Inc. (o)	60,000	867,000
Thor Industries Inc.	1,000	71,260

		15,609,110

Finance — 0.88%

BKF Capital Group Inc.	44,000	1,254,000
Interactive Data Corp. (a)	140,000	2,038,400

		3,292,400

Food, Beverages & Tobacco — 7.21%

Brown Forman Corporation (o)	2,000	140,200
Corn Products International Inc.	75,000	2,334,000
Del Monte Foods Company (a) (o)	7,500	88,500
Flowers Foods Inc. (a)	152,000	3,929,200
Hain Celestial Group Inc. (a) (o)	8,000	148,000
Ingles Markets Inc. (Class A)	140,000	1,775,200
John B. Sanfilippo & Son Inc.	20,000	139,800
Opta Food Ingredients Inc. (a)	1,000	1,360
PepsiAmericas Inc. (a) (o)	355,000	5,303,700
Ralcorp Holdings Inc. (a)	105,000	3,281,250
Robert Mondavi Corporation (Class A) (a) (o)	45,000	1,540,350
Sensient Technologies Corporation (o)	100,000	2,276,000
Suprema Specialties Inc. (a) (d)	1,500	1
Tootsie Roll Industries Inc. (o)	103,000	3,971,680
Triarc Companies Inc. (o)	35,000	966,000
Weis Markets Inc.	33,000	1,212,750

		27,107,991

ENTERPRISE Accumulation Trust

Enterprise Accumulation Trust
Small Company Value Portfolio — (Continued)
Portfolio of Investments (Unaudited) — June 30, 2002

	Number of Shares or Principal Amount	Value

Health Care — 0.07%

Henry Schein Inc. (a) (o)	4,000	$178,000
Viasys Healthcare Inc. (a) (o)	4,191	73,133

		251,133

Hotels & Restaurants — 1.90%

Aztar Corporation (a)	190,000	3,952,000
Boca Resorts Inc. (a)	135,000	1,788,750
Extended Stay America Inc. (a)	6,000	97,320
Lakes Gaming Inc. (a)	50,000	338,000
Park Place Entertainment Corporation (a)	30,000	307,500
The Steak n Shake Company	30,400	475,760
Trump Hotels & Casino Resorts Inc. (a) (o)	75,000	161,250
Wyndham International Inc. (a)	30,000	34,800

		7,155,380

Insurance — 3.37%

Argonaut Group Inc. (o)	120,000	2,570,400
Danielson Holding Corporation (a)	84,000	413,280
Liberty Corporation	142,000	5,658,700
Midland Company (o)	80,000	4,037,600

		12,679,980

Machinery — 5.92%

Baldwin Technology Company Inc. (Class A)	200,000	282,000
Denison International Plc (a)	5,000	92,750
Fairchild Corporation (Class A) (a) (o)	200,000	630,000
Flowserve Corporation (a) (o)	90,000	2,682,000
Franklin Electric Company Inc.	37,000	1,741,590

Gorman Rupp Company	10,000	315,000
IDEX Corporation	82,000	2,747,000
Katy Industries Inc. (a)	160,000	800,000
Nortek Inc. (o)	130,000	5,863,000
Paxar Corporation (a)	105,000	1,758,750
Standex International Corporation	55,000	1,380,500
Tennant Company	35,000	1,386,000
Watts Industries Inc. (Class A)	130,000	2,580,500

		22,259,090

Manufacturing — 8.90%

Acuity Brands Inc.	55,600	1,011,920
Aviall Inc. (o)	125,000	1,750,000
Barnes Group Inc.	72,000	1,648,800
Belden Inc.	82,000	1,708,880
BWAY Corporation (a)	25,000	398,750
Crane Company	110,000	2,791,800
Cuno Inc. (a)	65,000	2,351,700
Energizer Holdings Inc. (a) (o)	100,000	2,742,000
Esco Technologies Inc. (a) (o)	1,500	52,500
Fedders Corporation	600,000	1,518,000
Gentek Incorporated (a)	15,000	3,300
Gerber Scientific Inc. (a)	30,000	105,300
GP Strategies Corporation (a)	12,000	55,800
	Number of Shares or Principal Amount	Value

Graco Inc.	93,000	$2,338,020
Graftech International Ltd. (a) (o)	120,000	1,476,000
Industrial Distribution Group Inc. (a)	75,000	243,750
MagneTek Inc. (a)	52,000	514,800
Material Sciences Corporation (a)	208,000	2,916,160
Myers Industries Inc.	120,000	2,056,800
National Service Industries Inc. (o)	4,999	44,991
Oil-Drilling Corporation of America (g)	255,000	2,134,350
Park Ohio Holdings Corporation (a)	167,000	751,500
Precision Castparts Corporation (o)	30,000	990,000
Rawlings Sporting Goods Company Inc.	55,000	292,050
Roper Industries, Inc. (o)	50,000	1,865,000
Strattec Security Corporation (a)	31,000	1,714,920

		33,477,091

Media — 3.26%

Gemstar-TV Guide International Inc. (a) (o)	65,000	350,350
Media General Inc. (Class A)	147,000	8,820,000

Metro Goldwyn Mayer Inc. (a)	10,000	117,000
Salem Communications Corporation (Class A) (a)	120,000	2,984,400

		12,271,750

Medical Instruments — 0.44%

Sybron Dental Specialties (a)	90,000	1,665,000

Medical Services — 0.64%

Apogent Technologies Inc. (a) (o)	37,000	761,090
CIRCOR International Inc.	60,000	1,029,000
Inverness Medical Innovations Inc. (a)	30,000	606,000

		2,396,090

Metals & Mining — 0.04%

WHX Corporation (a) (o)	200,000	150,000

Multi-Line Insurance — 0.43%

Alleghany Corporation (a)	8,500	1,623,500

Neutraceuticals — 0.16%

Weider Nutrition International Inc. (a)	300,000	594,000

Oil Services — 0.08%

Keneb Services Llc	1	20
RPC Inc.	21,000	247,800
W-H Energy Services Inc. (a)	2,000	44,320

		292,140

ENTERPRISE Accumulation Trust

Enterprise Accumulation Trust
Small Company Value Portfolio — (Continued)
Portfolio of Investments (Unaudited) — June 30, 2002

	Number of Shares or Principal Amount	Value

Paper Products — 0.91%

Greif Brothers Corporation (Class A)	100,000	$3,336,100
Schweitzer Mauduit International Inc.	4,000	98,400

		3,434,500

Pharmaceuticals — 0.02%

Twinlab Corporation (a)	180,000	79,200

Printing & Publishing — 5.94%

A.H. Belo Corporation (Class A) (o)	108,000	2,441,880
Journal Register Company (a)	110,000	2,211,000
Lee Enterprises Inc.	67,000	2,345,000
McClatchy Company (Class A)	100,000	6,425,000
Meredith Corporation	55,000	2,109,250
Penton Media Inc. (a) (o)	50,000	107,500
PRIMEDIA Inc. (a) (o)	250,000	305,000
Pulitzer Inc.	80,000	4,152,000
Thomas Nelson Inc. (a)	50,000	528,000
Topps Company Inc. (a)	170,000	1,710,200

		22,334,830

Real Estate — 1.31%

Catellus Development Corporation (a)	140,000	2,858,800
Griffin Land & Nurseries Inc. (a)	112,000	1,540,000
Louisiana Quinta Corporation (a)	71,200	516,200

		4,915,000

Retail — 2.45%

Blockbuster Inc. (o)	6,000	161,400
Burlington Coat Factory Warehouse Corporation	100,000	2,125,000
Lillian Vernon Corporation (a)	330,000	2,310,000
Neiman Marcus Group (Class B) (a)	140,000	4,519,200
Phar-Mor Inc. (a) (d)	20,000	400
School Specialty Inc. (a) (o)	4,000	106,240

		9,222,240

Technology — 0.06%

J Net Enterprises Inc. (a)	245,000	196,000
Liberty Satellite & Technology (a)	13,200	29,700

		225,700

Telecommunications — 2.59%

Atlantic Tele-Network, Inc.	15,000	228,000
Broadwing Inc. (o)	200,000	520,000
Citizens Communications Company (a) (o)	250,000	2,090,000
Commonwealth Telephone Enterprises Inc. (a) (o)	28,577	1,149,939
Commonwealth Telephone Enterprises Inc. (Class B) (a)	62,733	2,572,053
Communications Systems Inc. (a)	78,000	487,500
	Number of Shares or Principal Amount	Value

Corecomm Ltd. (a)	700,000	$28,000
D&E Communications Inc. (o)	41,940	440,789
Nextel Partners Inc. (a) (o)	44,000	132,440
Plantronics Inc. (a)	5,000	95,050
Rural Celluar Corporation (a)	60,000	62,400
Telephone and Data Systems Inc. (o)	32,000	1,937,600

		9,743,771

Transportation — 1.58%

GATX Corporation (o)	175,000	5,267,500
TransPro Inc. (a)	105,000	656,250

		5,923,750

Travel/Entertainment/Leisure — 0.03%

Bowlin Travel Centers Inc. (a)	70,000	122,500

Utilities — 1.15%

AGL Resources Inc. (o)	28,000	649,600
CH Energy Group Inc. (o)	40,000	1,970,000
Weststar Energy Inc.	110,000	1,688,500

		4,308,100

Waste Management — 0.85%

Allied Waste Industries Inc. (a)	155,000	1,488,000
Republic Services Inc. (a)	90,000	1,716,300

		3,204,300

Wireless Communications — 1.35%

Allen Telecom Inc. (a) (o)	120,000	516,000
Centennial Communications Corporation (a) (o)	41,000	100,040
Dobson Communications Corporation (a)	5,000	4,300
Leap Wireless International Inc. (a) (o)	130,000	140,400
Nextel Communications Inc. (Class A) (a) (o)	82,000	263,220
Price Communications Corporation (a)	170,000	2,720,000
United States Cellular Corporation (a) (o)	34,000	865,300
Western Wireless Corporation (a) (o)	150,000	480,000

		5,089,260

Total Domestic Common Stocks
(Identified cost $325,157,227)		352,342,150

Foreign Stocks — 1.61%

Broadcasting — 0.50%

News Corporation Ltd. (ADR) (o)	95,000	1,876,250

Business Services — 0.03%

MDC Corporation (Class A) (a)	20,000	92,240

Cable — 0.06%

Rogers Communications Inc. (Class B) (a)	25,000	228,500

ENTERPRISE Accumulation Trust

Enterprise Accumulation Trust
Small Company Value Portfolio — (Continued)
Portfolio of Investments (Unaudited) — June 30, 2002

	Number of Shares or Principal Amount	Value

Hotels & Restaurants — 0.26%

Sun International Hotels Ltd. (a)	40,000	$991,200

Metals & Mining — 0.26%

Barrick Gold Corporation (o)	40,000	759,600
TVX Gold Inc. (a)	150,000	210,000

		969,600

Telecommunications — 0.20%

AO VimpelCom (ADR) (a) (o)	30,000	763,800
GST Telecommunications Inc. (a)	120,000	96

		763,896

Wireless Communications — 0.30%

Rogers Wireless Communications (Class B) (a) (o)	145,000	1,117,950

Total Foreign Stocks
(Identified cost $9,765,849)		6,039,636

U.S. Treasury Bills — 1.60%

1.72% due 08/08/02	$6,026,000	6,015,060

Total U.S. Treasury Bills
(Identified cost $6,015,059)		6,015,060

Repurchase Agreement — 3.41%

State Street Bank & Trust Repurchase Agreement, 1.45% due 07/01/02 Maturity Value $12,824,549 Collateral: U.S. Treasury Bond $13,180,000, Zero Coupon due 12/05/02
Value $13,080,412	2,823,000	12,823,000

Total Repurchase Agreement
(Identified cost $12,823,000)		12,823,000

Value

Total Investments
(Identified cost $353,761,135)	$377,219,846

Other Assets Less Liabilities — (0.33)%	(1,225,308)

Net Assets — 100%	$375,994,538

(a)	Non-income producing security.
(d)	Security is fair valued at June 30, 2002.
(f)	Restricted securities as of June 30, 2002. At June 30, 2002, investments in restricted securities were as follows:

Description	Date of Acquisition	Number of Units	Unit Cost	Fair Value per Unit	Aggregate		Percentage of Net Assets
					Cost	Value
Noel Group Units	04/13/99	135,000	$0.49	$—	$65,800	—	0.00%
Noel Group Liquidating Trust Units	10/08/98	135,000	$0.81	$0.66	$109,688	$89,100	0.02%

(g)
Considered an affiliated company as the portfolio owns more than 5% of the outstanding voting securities of such company. The market value of investments in this affiliated company as of June 30, 2002 was $2,809,350.

(k)	Illiquid Security.
(o)	Security, or portion thereof, out on loan at June 30, 2002.
(ADR)	American Depository Receipt.

See notes to financial statements.

ENTERPRISE Accumulation Trust

Enterprise Accumulation Trust
Capital Appreciation Portfolio
Subadviser’s Comments

Marsico Capital Management, LLC
Denver, Colorado

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for Enterprise Accumulation Trust.

Marsico Capital Management, LLC (“Marsico”), which manages approximately $13.9 billion for institutional clients and whose usual investment minimum is $100 million, became subadviser to the Portfolio on November 1, 1999.

Investment Objective

The objective of the Enterprise Capital Appreciation Portfolio is to seek maximum capital appreciation.

Investment Strategies

The Capital Appreciation Portfolio’s investment strategy blends top-down economic and industry analysis with bottom-up stock selection. The subadviser’s investment approach emphasizes large capitalization U.S. companies that are believed to have the ability to produce above-average earnings growth. The investment process begins by establishing an overall macroeconomic outlook, which in turn forms the strategic backdrop for actual portfolio construction. Various economic, social and political factors are considered, including global trends (e.g., productivity enhancements), interest rates, inflation, central bank policies, the regulatory environment, and the overall competitive landscape. This analysis also seeks to uncover specific industries and companies that are expected to benefit from the macroeconomic environment. The potential for maximum capital appreciation is the basis for investment decisions; any income is incidental. Stock selection stresses rigorous hands-on fundamental internal research. The primary focus is to identify companies with market expertise/dominance, durable franchises, improving fundamentals (e.g., margins, Return on Equity, Return on Assets), strong balance sheets, global distribution capabilities and experienced management teams. Valuation is also an important consideration in selecting stocks. Stocks are sold for three primary reasons: overvaluation relative to expected earnings growth potential, other companies become more desirable or a permanent change in industry/company fundamentals that no longer supports the reason the stock was purchased. The Portfolio may lend portfolio securities on a short-term or long-term basis up to 33 1/3 percent of its total assets, including collateral received for securities lent.

2002 First Half Performance Review

As of June 30, 2002, the Portfolio’s primary economic sector emphasis was in the health care-related, consumer discretionary, industrials, and financial services sector. Within these general sector categories, there was a substantial amount of industry selectivity. Health care investments generally were concentrated in hospital management and medical devices companies, while de-emphasizing areas such as the pharmaceutical industry. The consumer-related investments favored companies in the retailing arena. Industrial holdings were primarily oriented towards aerospace/defense companies.

Equity markets have been buffeted by a combination of, among others, corporate accounting and governance issues, uncertainty regarding the timing and magnitude of an economic recovery, diminished investor confidence, concern about possible future terrorist attacks and geopolitical risks overseas. Concurrent with these major “headwinds” for investors has been major changes in the investment landscape. Many sectors and industries that were “high fliers” during the mid- to late-1990s have become market laggards and sustained severe losses since peaking in value just over two years ago. All of these factors are undoubtedly unsettling. And yet, Marsico is not certain that these types of “shocks” to the system are necessarily new or different.

The Portfolio’s investment results were helped by a variety of factors, including four economic sectors in particular: Industrials (primarily aerospace/defense positions), Consumer Discretionary (blend of automobiles, retailing, consumer durables, and media under-weighting), Health Care (primarily equipment and services companies), Information

ENTERPRISE Accumulation Trust

Enterprise Accumulation Trust — (Continued)
Capital Appreciation Portfolio
Subadviser’s Comments

Technology under-weighting (particularly hardware and equipment companies), and Telecommunications Services under-weighting. Within the Portfolio, the holdings that benefited the Portfolio’s performance were: Lockheed Martin Corporation, General Dynamics Corporation, Tiffany & Company, Bed Bath & Beyond, BMW, Porsche, Lennar, MDC Corp., Lowes Corporation, UnitedHealth Group Inc., Tenet Healthcare Corporation, and Quest Diagnostics Inc. In addition, some of the Portfolio’s financial services-related holdings performed well during the first half of the year, including SLM Corporation (“Sallie Mae”) and Washington Mutual Inc.

The Portfolio’s primary performance blemishes included an under-weighting in energy, banks, and materials.

Future Investment Strategy

Marsico remains cautious on the profit outlook for many companies that operate in the technology hardware/equipment and telecommunications services industries. Marsico’s rationale for this is two-pronged: capital spending for technology still appears to be in an overall downturn while the telecommunications industry continues to be bogged down by an inventory glut. Until there is compelling evidence that these factors have reversed, and that there is a more favorable earnings environment, it is unlikely Marsico will make investments for the Portfolio in these areas in the near future.

While the overall equity market environment has been extremely difficult, Marsico believes strongly that there is merit to the adage “it is always darkest before the dawn.” Stock markets tend to trade to extreme levels. Inflated price levels reached just over two years ago in many sectors and industries, with the benefit of 20/20 hindsight, were downright silly. Now, however, it seems increasingly possible that the stock market has overreacted in the other direction. There are encouraging signs that the U.S. economy is recovering. Productivity gains have remained solid: recent “same store sales” data indicates the retail industry is doing well, the housing industry, which has ripple effects to many other industries such as mortgage refinancing activity, insurance, construction and materials, has continued to be strong, and automobile sales have continued, on balance, to be quite good. Inflation remains constrained and, Marsico believes, could decelerate. The most recent unemployment claims data suggest that labor markets might be stabilizing.

Interest rates may move lower over time. Historically, the long bond interest rate, using the 10-year Treasury bond as a proxy for that rate, has offered a yield that ranges from approximately 2.5 percent to 3.0 percent above the prevailing inflation rate, as measured by the Consumer Price Index. Marsico believes the CPI could approach a range of 1.25 percent to 1.75 percent. Assuming that the spread between interest rates and inflation moved towards its long-term historical average, the market could see the long bond rate decline to approximately 4 percent. This would enhance the overall valuation profile for the equity market and may spur more robust economic activity.

There are abundant cross currents facing investors. Corporate accounting-related issues could continue to surface for some time. The country as a whole is still becoming acclimated to the notion that terrorist threats, either real or perceived, may regrettably now have become a part of our lives. Second quarter earnings reports will be very important in terms of assessing the near-term profit environment and the likelihood for better results going forward. Corporate profits may not necessarily increase dramatically across-the-board, but may generally be on an “up tick,” accompanied by more conservative accounting standards and better disclosures. Many companies appear to have what Marsico calls “high quality earnings,” driven by sales and revenue growth.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser’s views are subject to change at any time based on market and other conditions.

ENTERPRISE Accumulation Trust

Enterprise Accumulation Trust
Capital Appreciation Portfolio
Portfolio of Investments (Unaudited) — June 30, 2002

	Number of Shares or Principal Amount	Value

Domestic Common Stocks — 90.56%

Aerospace — 10.64%

General Dynamics Corporation	18,883	$2,008,207
L-3 Communications Holdings Inc. (a) (o)	11,670	630,180
Lockheed Martin Corporation	49,274	3,424,543

		6,062,930

Automotive — 3.14%

General Motors Corporation (o)	33,446	1,787,689

Building & Construction — 4.90%

D.R. Horton Inc.	22,683	590,439
Lennar Corporation (o)	13,336	816,163
Lowe’s Companies Inc. (o)	30,496	1,384,518

		2,791,120

Computer Hardware — 1.48%

Dell Computer Corporation (a)	32,282	843,851

Consumer Products — 0.98%

Procter & Gamble Company	6,232	556,518

Drugs & Medical Products — 0.67%

Becton, Dickinson & Company	11,022	379,708

Electrical Equipment — 1.04%

General Electric Company	20,310	590,006

Entertainment & Leisure — 1.22%

MGM Mirage Inc. (a) (o)	20,646	696,802

Finance — 15.55%

Capital One Financial Corporation (o)	24,062	1,468,985
Citigroup Inc.	52,050	2,016,937
Lehman Brothers Holdings Inc. (o)	24,900	1,556,748
MBNA Corporation	23,270	769,539
SLM Corporation	31,434	3,045,955

		8,858,164

Food, Beverages & Tobacco — 4.57%

Anheuser-Busch Companies Inc.	10,405	520,250
PepsiCo Inc.	34,558	1,665,696
Starbucks Corporation (a) (o)	16,860	418,971

		2,604,917

Health Care — 5.80%

Tenet Healthcare Corporation (a)	46,196	3,305,324

Hotels & Restaurants — 2.85%

Four Season Hotels Inc. (o)	32,775	1,537,148
Mandalay Resort Group (a) (o)	3,220	88,775

		1,625,923

Insurance — 6.23%

UnitedHealth Group Inc. (o)	38,798	3,551,957
	Number of Shares or Principal Amount	Value

Manufacturing — 3.29%

3M Company	15,258	$1,876,734

Medical Services — 3.10%

Quest Diagnostics Inc. (a) (o)	20,502	1,764,197

Metals & Mining — 1.08%

El Paso Corporation	29,866	615,538

Misc. Financial Services — 1.67%

Ambac Financial Group Inc. (o)	3,394	228,077
Fannie Mae	9,824	724,520

		952,597

Multi-Line Insurance — 1.10%

American International Group Inc.	9,170	625,669

Pharmaceuticals — 5.99%

Baxter International Inc.	25,050	1,113,472
Johnson & Johnson (o)	33,230	1,736,600
Wyeth (a)	11,000	563,200

		3,413,272

Real Estate — 1.08%

M.D.C. Holdings Inc. (o)	11,792	613,184

Retail — 8.60%

Bed Bath & Beyond Inc. (a)	17,892	675,244
Blockbuster Inc. (o)	5,424	145,906
Tiffany & Company	61,807	2,175,606
Wal-Mart Stores Inc.	34,649	1,906,042

		4,902,798

Telecommunications — 2.28%

QUALCOMM Inc. (a) (o)	47,176	1,296,868

Transportation — 3.30%

FedEx Corporation	16,268	868,711
Southwest Airlines Company	62,654	1,012,489

		1,881,200

Total Domestic Common Stocks
(Identified cost $46,643,322)		51,596,966

Convertible Preferred Stocks — 0.79%

Metals & Mining — 0.79%

El Paso Corporation (TAPS)	8,774	450,106

Total Convertible Preferred Stocks
(Identified cost $443,644)		450,106

ENTERPRISE Accumulation Trust

Enterprise Accumulation Trust
Capital Appreciation Portfolio — (Continued)
Portfolio of Investments (Unaudited) — June 30, 2002

	Number of Shares or Principal Amount	Value

Foreign Stocks — 5.52%

Automotive — 3.65%

Bayerische Motoren Werke (a)	51,040	$2,077,691

Food, Beverages & Tobacco — 0.56%

Heineken (a)	7,304	321,409

Transportation — 1.31%

Ryanair Holdings (ADR) (a) (o)	21,412	746,658

Total Foreign Stocks
(Identified cost $2,714,616)		3,145,758

Foreign Preferred Stock — 1.45%

Automotive — 1.45%

Porsche (a)	1,738	830,367

Total Foreign Preferred Stock
(Identified cost $628,420)		830,367

	Number of Shares or Principal Amount	Value

Commercial Paper — 2.81%

Federal Home Loan Bank Discount Note, 1.87% due 07/01/02	$1,600,000	$1,600,000

Total Commercial Paper
(Identified cost $1,600,000)		1,600,000

Total Investments
(Identified cost $52,030,002)		$57,623,197

Other Assets Less Liabilities — (1.13)%		(646,476)

Net Assets — 100%		$56,976,721

(a)	Non-income producing security.
(o)	Security, or portion thereof, out on loan at June 30, 2002.
(ADR)	American Depository Receipt.
(TAPS)	Threshold Appreciation Price Security.

See notes to financial statements.

ENTERPRISE Accumulation Trust

Enterprise Accumulation Trust
Equity Portfolio
Subadviser’s Comments

TCW Investment Management Company
Los Angeles, California

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for Enterprise Accumulation Trust.

TCW Investment Management Company (“TCW”), a wholly owned subsidiary of TCW Group, Inc., became subadviser to the Enterprise Equity Portfolio on November 1, 1999. TCW Group, Inc. manages approximately $88 billion for institutional clients and its normal investment minimum is $100 million.

Investment Objective

The objective of the Enterprise Equity Portfolio is long-term capital appreciation.

Investment Strategies

The Equity Portfolio invests normally at least 80 percent of its net assets (plus any borrowings for investment purposes) in equity securities. The Portfolio invests in U.S. common stocks of companies that meet the subadviser’s criteria of high return on investment capital, strong positions within their industries, sound financial fundamentals and management committed to shareholder interests. The subadviser selects companies with one or more of the following characteristics: superior business practices that will benefit from long-term trends, superior growth, profitability and leading market share versus others in their industry, strong enduring business models, valuable consumer or commercial franchises, high return on capital, favorable price to intrinsic value and undervalued assets. The Portfolio may lend portfolio securities on a short-term or long-term basis up to 33 1/3 percent of its total assets, including collateral received for securities lent.

2002 First Half Performance Review

In the face of surprising corporate malfeasance, investors showed a marked preference for mature easy to understand businesses with conservative managements. This is evidenced by the wide out-performance of the Russell 2000 (small) over the Russell 1000 (large) and the S&P BARRA Value over the S&P BARRA Growth indices. This tendency to gravitate to a more conservative posture is not unusual. However, what the market typically sees is as the economy begins to improve, large higher growth companies, which deliver superior earnings growth, again capture the attention of investors.

This period was especially challenging for growth-oriented investors as the “Value” indices out-performed. The market is now to the point that TCW is testing the lows established in September 2001. In this environment the Portfolio experienced actual losses and under-performed the broad market indices.

Generally, the broad economic indicators are improving and inflation remains benign. The Fed has indicated that it will not be raising the Fed Fund rates and Federal outlays continue to be stimulative. The market is seeing fewer negative earnings pre-announcements and, relative to government bond alternatives, stocks look as cheap as they have in long while. Typically at this stage, the markets are appreciating in anticipation of improving corporate earnings. To a great extent investor discontent can be attributable to two major influences: corporate malfeasance and geo-political concerns.

Within the Portfolio, weakness was widespread as all sectors declined. The Portfolio’s worst returns came from selected technology names where there was the assumption that new order growth was again weakening. Capital spending has been slow to materialize. Clearly managements are reticent to build up inventories and upgrade capital equipment until they have clear affirmation that their own business prospects are improving. TCW believes the issue with spending for technology products is not if but when.

Future Investment Strategy

In this adverse environment, a number of the Portfolio’s holdings had positive developments that have not contributed to price strength. TCW believes however, these companies may continue to enhance their sustainable competitive advantages. TCW anticipates that the Portfolio may derive greater earnings power from steps taken today and the markets should ultimately reward these accomplishments with superior price appreciation.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser’s views are subject to change at any time based on market and other conditions.

ENTERPRISE Accumulation Trust

Enterprise Accumulation Trust
Equity Portfolio
Portfolio of Investments (Unaudited) — June 30, 2002

	Number of Shares or Principal Amount	Value

Common Stocks — 100.27%

Biotechnology — 8.22%

Amgen Inc. (a)	239,200	$10,017,696
Genentech Inc. (a)	317,980	10,652,330

		20,670,026

Business Services — 2.99%

Paychex Inc.	240,500	7,525,245

Computer Hardware — 7.30%

Cisco Systems Inc. (a)	396,100	5,525,595
Dell Computer Corporation (a)	491,100	12,837,354

		18,362,949

Computer Services — 4.30%

Juniper Networks Inc. (a) (o)	267,100	1,509,115
Pixar Inc. (a) (o)	211,200	9,313,920

		10,823,035

Computer Software — 8.32%

Microsoft Corporation (a)	240,000	13,128,000
Siebel Systems Inc. (a)	547,500	7,785,450

		20,913,450

Electrical Equipment — 2.33%

General Electric Company	202,000	5,868,100

Finance — 2.93%

Stilwell Financial Inc.	405,500	7,380,100

Insurance — 16.20%

Progressive Corporation (Ohio)	704,400	40,749,540

Medical Services — 3.20%

Biogen Inc. (a)	194,000	8,037,420

Misc. Financial Services — 3.74%

Charles Schwab Corporation	839,050	9,397,360

Multi-Line Insurance — 2.17%

American International Group Inc.	80,150	5,468,635

Pharmaceuticals — 4.53%

Eli Lilly & Company	93,500	5,273,400
Pfizer Inc.	174,550	6,109,250

		11,382,650

Retail — 6.88%

Home Depot Inc.	192,600	7,074,198
Wal-Mart Stores Inc.	185,700	10,215,357

		17,289,555
	Number of Shares or Principal Amount	Value

Semiconductors — 16.29%

Applied Materials Inc. (a)	623,060	$11,850,601
Intel Corporation	375,100	6,853,077
Maxim Integrated Products Inc. (a)	376,900	14,446,577
Xilinx Inc. (a)	347,800	7,801,154

		40,951,409

Technology — 4.51%

Network Appliance Inc. (a)	911,300	11,336,572

Telecommunications — 3.68%

QUALCOMM Inc. (a)	336,700	9,255,883

Transportation — 2.68%

Southwest Airlines Company	416,250	6,726,600

Total Common Stocks
(Identified cost $364,902,113)		252,138,529

Repurchase Agreement — 0.28%

State Street Bank & Trust Repurchase Agreement 1.45% due 07/01/02
Maturity Value $700,085 Collateral: U.S. Treasury Bond $720,000, Zero Coupon due 9/26/02
Value $716,760	$700,000	700,000

Total Repurchase Agreement
(Identified cost $700,000)		700,000

Total Investments
(Identified cost $365,602,113)		$252,838,529

Other Assets Less Liabilities — (0.55)%		(1,371,901)

Net Assets — 100%		$251,466,628

(a)	Non-income producing security.
(o)	Security, or portion thereof, out on loan at June 30, 2002.

See notes to financial statements.

ENTERPRISE Accumulation Trust

Enterprise Accumulation Trust
Equity Income Portfolio
Subadviser’s Comments

1740 Advisers, Inc.
New York, New York

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for Enterprise Accumulation Trust.

1740 Advisers, Inc. (“1740 Advisers”) has been subadviser to the Enterprise Equity Income Portfolio since its inception. 1740 Advisers is a member of The MONY Group Inc. (NYSE: MNY) and manages approximately $1.2 billion for institutional clients. Its normal investment minimum is $20 million.

Investment Objective

The objective of the Enterprise Equity Income Portfolio is to seek a combination of growth and income to achieve an above-average and consistent total return.

Investment Strategies

The Equity Income Portfolio normally invests at least 80 percent of its net assets (plus any borrowings for investment purposes) in equity securities. The Portfolio generally invests in dividend-paying U.S. common stocks. The goal is capital appreciation combined with a high level of current income. Dividend yield relative to the S&P 500 average is used as a discipline and measure of value in selecting stocks for the Portfolio. To qualify for a purchase, a stock’s yield must be greater than the S&P 500’s average dividend yield. The stock must be sold within two quarters after its dividend yield falls below that of the S&P average. The effect of this discipline is that a stock will be sold if increases in its annual dividends do not keep pace with increases in its market price. The Portfolio may lend portfolio securities on a short-term or long-term basis up to 33 1/3 percent of its total assets, including collateral received for securities lent.

2002 First Half Performance Review

In the wake of all the corporate shortfalls and scandals, there seems to be an emerging investor preference for simpler, easier to understand business models, with less complex accounting and fewer financial gimmicks. There is also a renewed interest in stocks that pay dividends, and that increase them from time to time. The Equity Income Portfolio, with its dividend-related strategy, has a strong representation in those kinds of stocks.

Cyclical stocks helped the Portfolio’s performance in the first half; industrials, defense stocks (TRW Inc., Raytheon Corporation and Northrup Grumman), machinery (Textron Inc., Deere & Company and Ingersoll Rand) and railroads were strong in particular. In the materials sector, Weyerhaeuser and International Paper out-performed. At the same time, consumer staples were also strong with Coca Cola, Procter & Gamble, Avon and Anheuser Busch Companies making positive contributions. Finally some financial stocks such as Wells Fargo & Company, Bank of America and Allstate also did well.

The Portfolio’s strategy over the past several quarters has been to emphasize economy sensitive sectors and industries and this is still the case. About 45 percent of the Portfolio is represented by industrials (aerospace, conglomerates, machinery and railroads), materials (chemicals, metals, paper and forest products) and energy (oil and gas, equipment and drillers). This is roughly double the weight of the S&P 500 in these sectors and this investment is in anticipation of a continued economic recovery.

Future Investment Strategy

The market needs some indication that earnings will stop declining and start to grow again. Rising profits, especially if they are reported on newly scrubbed financial statements, may go a long way towards solving the market’s ills. Fortunately there are some reasons for hope and some positive news in this area. First, the recent revelations should result in accountants, auditors, analysts, regulators and board members being especially diligent and skeptical. Second,

ENTERPRISE Accumulation Trust

Enterprise Accumulation Trust — (Continued)
Equity Income Portfolio
Subadviser’s Comments

a stronger economy, good productivity and a weaker dollar, which may allow for some price increases, may permit a recovery in corporate earnings as the year goes on.

The market’s severe decline has corrected a lot of the over enthusiasm and over valuation which prevailed two years ago. P/E ratios are still high because earnings have collapsed, but a cyclical earnings recovery may help. Interest rates are low, and no meaningful increase is expected in the near term. The bond market is also involved in the correction process by increasing credit spreads for all but the very best borrowers. Investor expectations have been diminished and speculation has virtually disappeared. It is always difficult to make new investments when all the news seems bad and the problems never ending, but the current environment is becoming much healthier for long-term investors. Investors have to get used to a lower rate of return, more in line with historical norms, going forward, but in a moderate inflation and interest rate environment, today’s valuations look attractive.

Consumer stocks are also an important part of the Portfolio, but not over-weight. Consumer staples were a safe haven last year, but surprisingly soft drinks, personal care and household products stocks continue to do well this year. As the year goes on some of this sector will likely be shifted into consumer discretionary names (retailers, autos and auto parts). Financial and healthcare are currently under-weights, but are becoming more attractive, and will likely be the beneficiaries of some money stifled out of cyclicals later in the year.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser’s views are subject to change at any time based on market and other conditions.

ENTERPRISE Accumulation Trust

Enterprise Accumulation Trust
Equity Income Portfolio
Portfolio of Investments (Unaudited) — June 30, 2002

	Number of Shares or Principal Amount	Value

Domestic Common Stocks — 89.68%

Aerospace — 5.96%

Honeywell International Inc.	16,000	$563,680
Northrop Grumman Corporation (o)	7,000	875,000
Raytheon Company	15,000	611,250
United Technologies Corporation	9,000	611,100

		2,661,030

Automotive — 6.75%

Cummins Inc. (o)	11,000	364,100
Ford Motor Company (o)	19,000	304,000
General Motors Corporation (o)	12,000	641,400
Johnson Controls Inc.	9,000	734,490
TRW Inc.	17,000	968,660

		3,012,650

Banking — 3.10%

Bank of America Corporation	7,000	492,520
J. P. Morgan Chase & Company (o)	13,000	440,960
Wells Fargo & Company	9,000	450,540

		1,384,020

Chemicals — 2.52%

Dow Chemical Company	12,000	412,560
Du Pont (E. I.) de Nemours & Company	16,000	710,400

		1,122,960

Computer Hardware — 0.44%

Hewlett-Packard Company	13,000	198,640

Conglomerates — 1.47%

Textron Inc.	14,000	656,600

Construction — 0.79%

Fluor Corporation (o)	9,000	350,550

Consumer Non-Durables — 1.40%

Avon Products Inc.	12,000	626,880

Consumer Products — 3.41%

Gillette Company	9,000	304,830
Kimberly-Clark Corporation	4,000	248,000
Procter & Gamble Company	5,000	446,500
Whirlpool Corporation	8,000	522,880

		1,522,210

Crude & Petroleum — 3.60%

Burlington Resources Inc.	8,000	304,000
ChevronTexaco Corporation	5,000	442,500
Exxon Mobil Corporation	21,000	859,320

		1,605,820
	Number of Shares or Principal Amount	Value

Electrical Equipment — 3.72%

Dominion Resources Inc. (o)	8,000	$529,600
Emerson Electric Company	13,000	695,630
General Electric Company	15,000	435,750

		1,660,980

Energy — 1.97%

Duke Energy Corporation	10,000	311,000
Entergy Corporation	12,000	509,280
Williams Companies Inc. (o)	10,000	59,900

		880,180

Food, Beverages & Tobacco — 3.43%

Anheuser-Busch Companies Inc.	9,000	450,000
Coca-Cola Company	9,000	504,000
PepsiCo Inc.	12,000	578,400

		1,532,400

Machinery — 4.86%

Caterpillar Inc.	15,000	734,250
Deere & Company	15,000	718,500
Pitney Bowes Inc. (o)	18,000	714,960

		2,167,710

Manufacturing — 5.43%

3M Company	7,500	922,500
Eaton Corporation	10,000	727,500
Ingersoll-Rand Company Ltd.	17,000	776,220

		2,426,220

Metals & Mining — 2.29%

Alcoa Inc.	17,000	563,550
Nucor Corporation (o)	7,000	455,280

		1,018,830

Misc. Financial Services — 3.78%

Citigroup Inc.	15,000	581,250
Fannie Mae	8,000	590,000
Morgan Stanley Dean Witter & Company	12,000	516,960

		1,688,210

Multi-Line Insurance — 2.21%

Lincoln National Corporation	12,000	504,000
Marsh & McLennan Companies Inc.	5,000	483,000

		987,000

Oil Services — 5.60%

Baker Hughes Inc.	8,000	266,320
Diamond Offshore Drilling Inc. (o)	10,000	285,000
El Paso Corporation	7,000	144,270
Kerr-McGee Corporation (o)	5,000	267,750

ENTERPRISE Accumulation Trust

Enterprise Accumulation Trust
Equity Income Portfolio — (Continued)
Portfolio of Investments (Unaudited) — June 30, 2002

	Number of Shares or Principal Amount	Value

KeySpan Corporation (o)	13,000	$489,450
Murphy Oil Corporation	2,500	206,250
Phillips Petroleum Company	5,000	294,400
Schlumberger Ltd.	4,000	186,000
Tidewater Inc.	11,000	362,120

		2,501,560

Paper & Forest Products — 2.65%

Georgia-Pacific Group	18,000	442,440
International Paper Company	17,000	740,860

		1,183,300

Paper Products — 1.35%

MeadWestvaco Corporation (o)	18,000	604,080

Pharmaceuticals — 7.56%

Abbott Laboratories	10,000	376,500
Baxter International Inc.	11,000	488,950
Bristol-Myers Squibb Company	11,000	282,700
Eli Lilly & Company	4,000	225,600
Johnson & Johnson (o)	11,000	574,860
Merck & Company Inc.	7,000	354,480
Pfizer Inc.	18,000	630,000
Pharmacia Corporation	5,000	187,250
Wyeth	5,000	256,000

		3,376,340

Printing & Publishing — 1.47%

McGraw-Hill Companies Inc.	11,000	656,700

Property-Casualty Insurance — 2.64%

Allstate Corporation	9,000	332,820
Chubb Corporation	7,000	495,600
St. Paul Companies Inc.	9,000	350,280

		1,178,700

Raw Materials — 1.72%

Weyerhaeuser Company	12,000	766,200

Real Estate — 0.77%

Equity Residential Properties Trust	12,000	345,000

Retail — 2.00%

J. C. Penney Company Inc. (o)	11,000	242,220
Sears Roebuck & Company	12,000	651,600

		893,820
	Number of Shares or Principal Amount	Value

Telecommunications — 3.41%

BellSouth Corporation	15,000	$472,500
SBC Communications Inc.	16,000	488,000
Verizon Communications Inc.	14,000	562,100

		1,522,600

Transportation — 3.38%

Canadian National Railway Company	10,000	518,000
CSX Corporation	12,000	420,600
Union Pacific Corporation	9,000	569,520

		1,508,120

Total Domestic Common Stocks
(Identified cost $41,665,635)		40,039,310

Foreign Stocks — 0.79%

Crude & Petroleum — 0.79%

BP Amoco (ADR)	7,000	353,430

Total Foreign Stocks
(Identified cost $364,514)		353,430

Repurchase Agreement — 9.58%

State Street Bank & Trust Repurchase Agreement, 1.45% due 07/01/02
Maturity Value $4,278,517 Collateral: U.S. Treasury Bond $4,385,000, Zero Coupon due 09/26/02
Value $4,365,268	$4,278,000	4,278,000

Total Repurchase Agreement
(Identified cost $4,278,000)		4,278,000

Total Investments
(Identified cost $46,308,149)		$44,670,740

Other Assets Less Liabilities — (0.05)%		(22,618)

Net Assets — 100%		$44,648,122

(o)	Security, or portion thereof, out on loan at June 30, 2002.
(ADR)	American Depository Receipt.

See notes to financial statements.

ENTERPRISE Accumulation Trust

Enterprise Accumulation Trust
Growth Portfolio
Subadviser’s Comments

Montag & Caldwell, Inc.
Atlanta, Georgia

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for Enterprise Accumulation Trust.

Montag & Caldwell, Inc. (“Montag & Caldwell”) has served as subadviser to the Enterprise Growth Portfolio since the Portfolio was organized December 1, 1998. Montag & Caldwell manages approximately $23.8 billion for institutional clients, and its normal investment minimum is $40 million.

Investment Objective

The objective of the Enterprise Growth Portfolio is to seek capital appreciation.

Investment Strategies

The Growth Portfolio invests primarily in U.S. common stocks. The “Growth at a Reasonable Price” strategy employed by the Portfolio combines growth and value style investing. This means that the Portfolio invests in the stocks of companies with long-term earnings potential but which are currently selling at a discount to their estimated long-term value. The Portfolio’s equity selection process is generally lower risk than a typical growth stock approach. Valuation is the key selection criterion that makes the investment style risk averse. Also emphasized are growth characteristics to identify companies whose shares are attractively priced and may experience strong earnings growth relative to other companies.

2002 First Half Performance Review

Montag & Caldwell viewed the first half of 2002 as a transition period for the stock market with hopefully a moderate, but positive, bias to the year as a whole. So far, the stock market has suffered from geopolitical concerns, the dramatic revelations of past corporate misconduct and uncertainty about the strength and quality of the recovery in corporate profits. Montag & Caldwell expected the first half of the year to be generally volatile and defensive in nature, as investors tempered their earnings forecasts and the remaining excesses of the technology bubble were corrected.

After being essentially unchanged in value during the first quarter of 2002, the stock market, as measured by the S&P 500 Index, showed a sharp decline during the second quarter of the year. The Portfolio’s performance was similar to the market’s performance during the same periods. The Portfolio’s better performing sectors were consumer staples and industrials, while financial, healthcare and technology issues penalized the Portfolio’s results.

Future Investment Strategy

While Montag & Caldwell believes that it is difficult to say whether the large capitalization stock market indices, such as the S&P 500 Index, will now experience a positive return in 2002, share prices may have a positive bias in the second half of the year. Montag & Caldwell anticipates this positive trend to continue into 2003, and the ongoing rebound in the economy and corporate profits coupled with low inflation and low interest rates may lead to the better stock market performance.

In the current stock market environment, Montag & Caldwell favors the shares of global growth companies that can achieve solid double-digit earnings growth. These global growth companies include both consumer and industrial companies that have strong global franchises that will benefit from both a recovery in global economies and, for the first time in seven years, a weakening trend in the exchange value of the dollar. While their share prices were weak in the first half of the year, pharmaceutical and medical technology companies seem poised for a good recovery, as their earnings prospects are above average and their valuations very attractive. Montag & Caldwell favors well-positioned financial issues that have global reach and that will benefit from a better capital market environment. Montag & Caldwell believes oil service issues may do well, as exploration and drilling activity rebound. In technology, valuations are becoming more attractive, and emphasis may be on those companies that Montag & Caldwell believes can achieve a meaningful earnings recovery in a very difficult industry environment.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser’s views are subject to change at any time based on market and other conditions.

ENTERPRISE Accumulation Trust

Enterprise Accumulation Trust
Growth Portfolio
Portfolio of Investments (Unaudited) — June 30, 2002

	Number of Shares or Principal Amount	Value

Domestic Common Stocks — 94.60%

Banking — 1.03%

Bank of New York Company Inc.	74,300	$2,507,625

Biotechnology — 1.72%

Amgen Inc. (a)	99,800	4,179,624

Building & Construction — 3.53%

Masco Corporation (o)	316,500	8,580,315

Business Services — 1.36%

BEA Systems Inc. (a)	348,500	3,314,235

Computer Services — 3.13%

Electronic Data Systems Corporation	204,800	7,608,320

Computer Software — 3.64%

Electronic Arts Inc. (a)	84,100	5,554,805
Siebel Systems Inc. (a)	231,000	3,284,820

		8,839,625

Consumer Products — 14.90%

Colgate-Palmolive Company	210,900	10,555,545
Gillette Company	279,300	9,459,891
Newell Rubbermaid Inc.	115,500	4,049,430
Procter & Gamble Company	136,000	12,144,800

		36,209,666

Entertainment & Leisure — 3.14%

Walt Disney Company	404,400	7,643,160

Finance — 5.21%

Citigroup Inc.	260,766	10,104,683
Paychex Inc.	81,400	2,547,006

		12,651,689

Food, Beverages & Tobacco — 8.02%

Coca-Cola Company	204,900	11,474,400
PepsiCo Inc.	166,200	8,010,840

		19,485,240

Hotels & Restaurants — 1.39%

Marriott International Inc. (Class A)	89,100	3,390,255

Machinery — 2.64%

Caterpillar Inc.	131,000	6,412,450

Manufacturing — 3.37%

3M Company	66,500	8,179,500

Medical Instruments — 4.36%

Medtronic Inc.	247,500	10,605,375

Multi-Line Insurance — 6.45%

American International Group Inc.	153,550	10,476,716
Marsh & McLennan Companies Inc.	53,700	5,187,420

		15,664,136
	Number of Shares or Principal Amount	Value

Oil Services — 6.32%

GlobalSantaFe Corporation	79,500	$2,174,325
Schlumberger Ltd.	166,000	7,719,000
Transocean Sedco Forex Inc.	175,400	5,463,710

		15,357,035

Pharmaceuticals — 12.39%

Johnson & Johnson	193,900	10,133,214
Lilly (Eli) & Company	65,400	3,688,560
Pfizer Inc.	328,400	11,494,000
Pharmacia Corporation	127,900	4,789,855

		30,105,629

Retail — 5.22%

Costco Wholesale Corporation (a)	160,900	6,213,958
Home Depot Inc.	175,900	6,460,807

		12,674,765

Telecommunications — 3.73%

QUALCOMM Inc. (a)	330,000	9,071,700

Transportation — 3.05%

United Parcel Service Inc.	119,900	7,403,825

Total Domestic Common Stocks
(Identified cost $244,281,351)		229,884,169

Foreign Stocks — 2.25%

Wireless Communications — 2.25%

Nokia Corporation (Class A) (ADR)	376,600	5,453,168

Total Foreign Stocks
(Identified cost $9,724,039)		5,453,168

Repurchase Agreement — 3.73%

State Street Bank & Trust Repurchase Agreement 1.45% due 07/01/02 Maturity Value $9,065,095 Collateral: U.S. Treasury Bond $9,290,000, Zero Coupon due 09/26/02
Value $9,248,195	$9,064,000	9,064,000

Total Repurchase Agreement
(Identified cost $9,064,000)		9,064,000

Total Investments
(Identified cost $263,069,390)		$244,401,337

Other Assets Less Liabilities — (0.58)%		(1,404,755)

Net Assets — 100%		$242,996,582

(a)	Non-income producing security.
(o)	Security, or portion thereof, out on loan at June 30, 2002.
(ADR)	American Depository Receipt.

See notes to financial statements.

ENTERPRISE Accumulation Trust

Enterprise Accumulation Trust
Growth and Income Portfolio
Subadviser’s Comments

Retirement System Investors Inc.
New York, New York

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for Enterprise Accumulation Trust.

Retirement System Investors Inc. (“RSI”) has served as subadviser to the Enterprise Growth and Income Portfolio since 1998. RSI manages approximately $0.8 billion for all of its clients, and its normal investment minimum is $5 million.

Investment Objective

The objective of the Enterprise Growth and Income Portfolio is total return through capital appreciation with income as a secondary consideration.

Investment Strategies

The Growth and Income Portfolio invests primarily in U.S. common stocks of large capitalization companies that have the potential to provide dividend income. The Portfolio selects stocks that it believes will appreciate in value, seeking to take advantage of temporary stock price inefficiencies, which may be caused by market participants focusing heavily on short-term developments. In selecting stocks for the Portfolio, the subadviser employs a “value-oriented” strategy. This means that the subadviser attempts to identify stocks of companies that have greater value than is recognized by the market generally. The subadviser considers a number of factors, such as sales, growth and profitability prospects for the economic sector and markets in which the company operates and sells its products and services, the company’s stock market price, earnings level and projected earnings growth rate. The subadviser also considers current and projected dividend yields. The subadviser compares this information to that of other companies in determining relative value and dividend potential. The Portfolio may lend portfolio securities on a short-term or long-term basis up to 33 1/3 percent of its total assets, including collateral received for securities lent.

2002 First Half Performance Review

The Portfolio’s returns were impacted by its exposure to growth stocks within in its growth/value blend style. In the large-cap stock area, value stocks continued to strongly out-perform growth stocks.

Sectors with the best performance were energy, materials, and consumer staples, while the laggards were technology, health care, industrials and utilities. The Portfolio’s large position in the energy sector, particularly Exxon Mobil Corporation, BP Amoco, Royal Dutch Petroleum and Apache Corporation and in the consumer area, including holdings in Anheuser Busch Companies and Tiffany & Company, helped Portfolio results. Though the Portfolio was under-weighted by about one-third in the under-performing technology sector.

In industrials, the decline in Tyco International more than offset gains in United Technologies, Honeywell International, and Ingersoll Rand. RSI has carefully reviewed their research and holding rationale on companies where there is an earnings, quality or accounting issue.

Future Investment Strategy

Going forward, RSI anticipates continued economic recovery and good earnings gains from present depressed levels. Risks of renewed terrorism and lack of trust in corporate governance and earnings accounting should continue to keep the market near its lows. Over time, the fundamentals should prevail and given current valuations, stocks are attractive holdings for future gains.

RSI is positioning the Portfolio for more exposure to industrial and economically sensitive companies favorably suited to benefit earnings gains from a rebound in economic activity, productivity gains, and a weaker dollar.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser’s views are subject to change at any time based on market and other conditions.

ENTERPRISE Accumulation Trust

Enterprise Accumulation Trust
Growth and Income Portfolio
Portfolio of Investments (Unaudited) — June 30, 2002

	Number of Shares or Principal Amount	Value

Domestic Common Stocks — 88.88%

Aerospace — 6.82%

Honeywell International Inc.	84,700	$2,983,981
L-3 Communications Holdings Inc. (a) (o)	15,800	853,200
Raytheon Company	53,150	2,165,862
United Technologies Corporation	55,850	3,792,215

		9,795,258

Banking — 2.72%

J. P. Morgan Chase & Company	115,275	3,910,128

Biotechnology — 1.60%

Amgen Inc. (a)	52,250	2,188,230
Genentech Inc. (a)	3,300	110,550

		2,298,780

Building & Construction — 0.75%

Armstrong Holdings Inc. (a) (o)	1,200	2,148
Martin Marietta Materials Inc.	27,675	1,079,325

		1,081,473

Chemicals — 1.40%

Praxair Inc.	35,250	2,008,192

Computer Hardware — 2.42%

Cisco Systems Inc. (a)	15,620	217,899
EMC Corporation (a)	75,900	573,045
International Business Machines Corporation	37,160	2,675,520

		3,466,464

Computer Services — 0.59%

Bisys Group Inc. (a)	21,000	699,300
Safeguard Scientifics Inc. (a)	19,250	38,500
Sun Microsystems Inc. (a)	21,930	109,869

		847,669

Computer Software — 0.07%

Veritas Software Corporation (a)	5,350	105,877

Consumer Products — 3.42%

Kimberly-Clark Corporation	79,150	4,907,300

Containers/Packaging — 0.72%

Smurfit-Stone Container Corporation (a)	67,000	1,033,140

Crude & Petroleum — 7.92%

ChevronTexaco Corporation	38,480	3,405,480
Exxon Mobil Corporation	183,664	7,515,531
Unocal Corporation	12,000	443,280

		11,364,291

Electrical Equipment — 4.94%

Emerson Electric Company	132,590	7,094,891
	Number of Shares or Principal Amount	Value

Electronics — 0.39%

Integrated Device Technology (a)	30,600		555,084
		$

Energy — 0.42%

Duke Energy Corporation	19,200		597,120

Fiber Optics — 0.26%

Corning Inc. (a)	106,000		376,300

Food, Beverages & Tobacco — 6.34%

Anheuser-Busch Companies Inc.	123,800		6,190,000
PepsiCo Inc.	59,750		2,879,950
Philip Morris Companies Inc.	740		32,323

			9,102,273

Manufacturing — 2.47%

Ingersoll-Rand Company Ltd.	61,950		2,828,637
Millipore Corporation (a)	22,300		713,154

			3,541,791

Media — 0.26%

AOL Time Warner Inc. (a)	24,855		365,617

Metals & Mining — 4.06%

Alcoa Inc.	120,940		4,009,161
El Paso Corporation	88,500		1,823,985

			5,833,146

Misc. Financial Services — 4.03%

Citigroup Inc.	106,883		4,141,716
Fannie Mae	22,350		1,648,313

			5,790,029

Multi-Line Insurance — 1.82%

American International Group Inc.	38,318		2,614,437

Oil Services — 4.73%

Apache Corporation	63,800		3,667,224
BJ Services Company (a)	9,400		318,472
Schlumberger Ltd.	43,000		1,999,500
Transocean Sedco Forex Inc.	25,600		797,440

			6,782,636

Paper & Forest Products — 0.26%

International Paper Company	8,400		366,072

Pharmaceuticals — 7.39%

Bristol-Myers Squibb Company	45,060		1,158,042
Johnson & Johnson	103,330		5,400,026
Merck & Company Inc.	30,720		1,555,661
Pfizer Inc.	71,422		2,499,770

			10,613,499

Printing & Publishing — 2.25%

McGraw-Hill Companies Inc.	54,100		3,229,770

Retail — 7.74%

Costco Wholesale Corporation (a)	60,583		2,339,715
CVS Corporation	39,550		1,210,230

ENTERPRISE Accumulation Trust

Enterprise Accumulation Trust
Growth and Income Portfolio — (Continued)
Portfolio of Investments (Unaudited) — June 30, 2002

	Number of Shares or Principal Amount	Value

Home Depot Inc.	62,600	$2,299,298
Safeway Inc. (a)	146,400	4,273,416
Tiffany & Company	4,100	144,320
Wal-Mart Stores Inc.	15,450	849,905

		11,116,884

Savings and Loan — 0.89%

Washington Mutual Inc.	34,425	1,277,512

Semiconductors — 3.88%

Applied Materials Inc. (a)	32,350	615,299
Cypress Semiconductor Corporation (a)	34,800	528,264
Intel Corporation	14,400	263,088
Maxim Integrated Products Inc. (a)	63,319	2,427,017
Mykrolis Corporation (a)	15,092	178,237
Nvidia Corporation (a)	8,600	147,748
Texas Instruments Inc.	59,400	1,407,780

		5,567,433

Telecommunications — 5.56%

Lucent Technologies Inc. (a) (o)	57,730	95,832
QUALCOMM Inc. (a)	65,265	1,794,135
SBC Communications Inc.	74,395	2,269,047
Verizon Communications Inc.	95,300	3,826,295

		7,985,309

Transportation — 1.84%

FedEx Corporation	49,450	2,640,630

Wireless Communications — 0.92%

Motorola Inc. (o)	91,850	1,324,477

Total Domestic Common Stocks
(Identified cost $160,896,982)		127,593,482

Foreign Stocks — 7.22%

Computer Software — 0.12%

Check Point Software Technologies Ltd. (a) (o)	12,350	167,466

Crude & Petroleum — 5.31%

BP Amoco (ADR)	89,550	4,521,380
Royal Dutch Petroleum Company (ADR)	56,145	3,103,134

		7,624,514

Manufacturing — 1.53%

Tyco International Ltd.	162,800	2,199,428

Pharmaceuticals — 0.17%

Elan Corporation (ADR) (a)	44,900	245,603
	Number of Shares or Principal Amount	Value

Telecommunications — 0.09%

Nortel Networks Corporation (a) (o)	91,830	$133,153

Total Foreign Stocks
(Identified cost $18,993,746)		10,370,164

Convertible Preferred Stocks — 0.30%

Wireless Communications — 0.30%

Motorola Inc. (TAPS), 7.00%, 11/16/04	9,300	426,591

Total Convertible Preferred Stocks
(Identified cost $446,678)		426,591

U.S. Government Agency Obligations — 4.07%

Federal National Mortgage Association
Discount Notes 1.09% due 07/01/02	$5,850,000	5,850,000

Total U.S. Government Agency Obligations
(Identified cost $5,850,000)		5,850,000

Repurchase Agreement — 0.11%

State Street Bank & Trust Repurchase Agreement, 1.45% due 07/01/02 Maturity Value $157,019 Collateral: U.S. Treasury Bond $165,000, Zero Coupon due 09/26/02
Value $164,258	157,000	157,000

Total Repurchase Agreement
(Identified cost $157,000)		157,000

Total Investments
(Identified cost $186,344,406)		$144,397,237

Other Assets Less Liabilities — (0.58)%		(835,921)

Net Assets — 100%		$143,561,316

(a)	Non-income producing security.
(o)	Security, or portion thereof, out on loan at June 30, 2002.
(ADR)	American Depository Receipt.
(TAPS)	Threshold Appreciation Price Security.

See notes to financial statements.

ENTERPRISE Accumulation Trust

Enterprise Accumulation Trust
Emerging Countries Portfolio
Subadviser’s Comments

Nicholas-Applegate Capital Management
San Diego, California

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for Enterprise Accumulation Trust.

Nicholas-Applegate Capital Management (“Nicholas-Applegate”), which has approximately $29.4 billion in assets under management, became subadviser to the Portfolio on May 1, 2001. Nicholas-Applegate’s normal investment minimum is $10 million.

Investment Objective

The objective of the Enterprise Emerging Countries Portfolio is to seek long-term capital appreciation.

Investment Strategies

The Emerging Countries Portfolio normally invests at least 80 percent of its assets in equity securities of foreign companies located in at least three countries with emerging securities markets (countries that have an emerging stock market as defined by the International Finance Corporation). The subadviser further considers whether a market is less sophisticated than more developed markets in terms of participation, analyst coverage, liquidity and regulation. These are markets that have yet to reach a level of maturity associated with developed foreign stock markets, especially in terms of participation by investors. The subadviser currently selects Portfolio securities from an investment universe of approximately 6,000 foreign companies in over 35 emerging markets. The Portfolio may invest up to 35 percent of its assets in U.S. companies. The Portfolio normally will invest at least 75 percent of its assets in equity securities.

The Portfolio seeks out growth companies that are in the early stages of development and that it believes are undergoing a basic change in operations. In selecting companies, the subadviser focuses on a “bottom-up” analysis that evaluates the financial conditions and competitiveness of individual companies worldwide. This means that the subadviser ordinarily looks for several of the following characteristics: above-average per share earnings growth; high return on invested capital; a healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; development of new technologies; efficient service; pricing flexibility; strong management; and general operating characteristics that will enable the companies to compete successfully in their respective markets. The subadviser considers whether to sell a particular security when any of these factors materially changes. The subadviser will allocate Portfolio assets among securities of companies in countries that it expects to provide the best opportunities for meeting the Portfolio’s investment objective.

The subadviser expects a high portfolio turnover rate of 200 percent or more. The Portfolio may also lend portfolio securities on a short-term or long-term basis, up to 33 1/3 percent of its total assets, including collateral received for securities lent.

2002 First Half Performance Review

In the first quarter, emerging markets were strong, fueled by increased liquidity and signs of worldwide economic recovery. The greatest strength in during the period continued to be in Asia, particularly South Korea and Taiwan, where technology stocks rallied strongly. The Argentine crisis caused uncertainty in Latin America, but it continued to be contained. A rally in smaller Asian markets (Thailand & Indonesia) in January, where the Portfolio was under-weighted, hurt performance, but stock selection in the region later in the quarter offset this.

Pacific Basin markets clearly benefited from the low interest rate environment and an improving U.S. economy. Asia (ex-Japan) markets were among the top performers throughout the world. Moody’s Investors Service upgraded South Korea’s debt rating by two notches to A3 from Baa2, praising efforts by the government to restructure the financial system. Europe’s markets were also up modestly. However, there was a large divergence in sector performance, with economic cyclicals such as autos advancing sharply while telecommunications stocks languished.

ENTERPRISE Accumulation Trust

Enterprise Accumulation Trust — (Continued)
Emerging Countries Portfolio
Subadviser’s Comments

In the second quarter, emerging markets delivered mixed results, with the MSCI Emerging Markets Free Index sliding 7.5 percent in June, but gaining 2.1 percent year to date. Many bourses in Asia, Latin America and the Europe, Middle East and Africa region finished lower for the month. On a regional basis, the Argentine crisis caused continued uncertainty in Latin America, which was the weakest region, down 24 percent. Year to date, however, many markets in Asia and Eastern Europe delivered positive returns.

Future Investment Strategy

Nicholas-Applegate has strictly adhered to their original equity philosophy since the inception of the firm, while continuously enhancing and refining the process, research, and resources utilized. Nicholas-Applegate’s investment approach focuses on individual security selection. Because Nicholas-Applegate is a bottom-up stock picker, buy candidates challenge current holdings so each stock must continue to earn its place in the portfolio everyday. Through extensive research, Nicholas-Applegate identifies growth stock opportunities. Country, sector and industry weightings are derived from this bottom-up approach, which typically finds investment candidates across a variety of industry/sectors, thereby providing ample diversification. Portfolios remain fully invested to ensure full market participation and to reduce market-timing risk. Nicholas-Applegate’s bottom-up approach is very responsive to changes in the market and drives the portfolio toward issues demonstrating the following investment criteria: positive fundamental change, sustainability and timeliness.

The Portfolio carries additional risks associated with possibly less stable foreign securities, currencies, lack of uniform accounting standards and political instability, and these risks are greater in countries with emerging markets since these countries may have unstable governments and less established markets and economies.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser’s views are subject to change at any time based on market and other conditions.

ENTERPRISE Accumulation Trust

Enterprise Accumulation Trust
Emerging Countries Portfolio
Portfolio of Investments (Unaudited) — June 30, 2002

	Number of Shares or Principal Amount	Value

Foreign Stocks and Equity Linked Notes — 92.28%

Aerospace — 0.67%

Mexico — 0.67%
Embraer Empresa Brasileira de Aeronautica (ADR)	414	$8,860

Automotive — 1.95%

Indonesia — 0.70%
Astra International (a)	19,000	9,268
Korea — 1.25%
Kia Motors Corporation (a)	1,800	16,459

		25,727

Banking — 5.13%

Brazil — 0.30%
Banco Bradesco S A	200	3,950
India — 0.41%
Merrill Lynch Call Warrants (ICICI Bank Ltd.) (q)	1,327	3,730
Merrill Lynch Call Warrants (HDFC Bank Ltd.) (p)	400	1,650
Indonesia — 1.47%
Bank Central Asia (a)	65,000	19,396
Korea — 1.15%
Kookmin Bank (a)	260	12,622
Kookmin Bank (ADR) (a)	50	2,457
South Africa — 0.85%
ABSA Group Ltd.	2,100	6,639
Nedcor Ltd.	400	4,557
Turkey — 0.95%
Turkiye Is Bankasi	2,042,000	5,291
Yapi ve Kredi Bankasi (a)	7,307,000	7,272

		67,564

Biotechnology — 3.52%

Korea — 3.52%
Lg Chemical Ltd.	1,280	46,284

Broadcasting — 1.51%

Mexico — 1.51%
Grupo Televisa (ADR) (a)	200	7,476
TV Azteca (ADR)	1,100	7,491
Tv Azteca S.A.	11,500	4,853

		19,820

Brokers — 1.21%

Korea — 1.21%
Good Morning Securities Company Ltd. (a)	3,340	15,992
	Number of Shares or Principal Amount	Value

Building & Construction — 2.40%

India — 1.93%
UBS Equity Linked Notes (Associated Cement Company Ltd.) (m)	7,800	$25,367
Mexico — 0.14%
Grupo Cementos Chihuahua (a)	2,700	1,890
South Africa — 0.33%
Barloworld Ltd.	700	4,294

		31,551

Chemicals — 3.94%

Taiwan — 3.94%
CSFB Equity Linked Notes (Formosa Plastic) (l)	21,000	25,137
Formosa Plastic Corporation	3,000	3,601
Taiwan Styrene Monomer	32,000	23,083

		51,821

Computer Hardware — 2.02%

India — 0.68%
Wipro Limited (ADR)	300	8,991
Taiwan — 0.55%
CSFB Equity Linked Notes (UMC Ltd.) (l)	6,000	7,182
India — 0.79%
Satyam Computer Services (a)	1,000	10,470

		26,643

Computer Services — 0.61%

Taiwan — 0.61%
Gemtek Technology	3,000	7,992

Consumer Products — 1.64%

Mexico — 0.73%
Coca-Cola Femsa (ADR)	400	9,600
Taiwan — 0.91%
Accton Technology Corporation (a)	7,000	12,047

		21,647

Electronics — 12.67%

Korea — 12.26%
LG Electronics Investment Ltd. (a)	40	1,177
LG Electronics Inc. (a)	590	23,541
Samsung Electronics Ltd.	250	33,874
Samsung Electronic Mechanics	990	47,977
Samsung Electronics Ltd. (GDR)	400	54,920
Taiwan — 0.21%
Compeq Manufacturing	3,000	2,784

ENTERPRISE Accumulation Trust

Enterprise Accumulation Trust
Emerging Countries Portfolio — (Continued)
Portfolio of Investments (Unaudited) — June 30, 2002

	Number of Shares or Principal Amount	Value

Turkey — 0.20%
Vestel Elektronik Sanayi ve Ticaret (a)	1,284,000	$2,596

		166,869

Energy — 0.87%

Russia — 0.87%
Gazprom O A O (ADR) (Reg S)	700	11,480

Finance — 3.54%

Korea — 0.78%
Kookmin Credit Card Company Ltd. (a)	292	10,231
South Africa — 0.68%
Sanlam Ltd.	10,700	8,949
Thailand — 2.08%
Kiatnakin Finance	29,400	15,139
Siam Panich Leasing (a)	13,500	12,262

		46,581

Food, Beverages & Tobacco — 1.49%

Mexico — 1.49%
Fomento Economico Mexicano	500	19,610

Gaming — 1.39%

Korea — 1.39%
Kangwon Land	137	18,278

Machinery — 3.01%

Korea — 3.01%
Doosan Heavy Industries	1,200	6,743
Hyundai Heavy Industries	1,570	32,823

		39,566

Manufacturing — 3.41%

Mexico — 1.11%
Alfa (a)	8,700	14,616
United Kingdom — 2.11%
Billiton	5,300	27,866
Turkey — 0.19%
Trakya Cam Sanayii	1,141,938	2,454

		44,936

Metals & Mining — 9.68%

Brazil — 1.68%
Companhia Siderurgica Nacional	993,800	15,849
Gerdau (ADR)	600	6,270
China — 2.16%
Aluminium Corporation of China	154,000	28,431
Korea — 1.03%
Dongkuk Steel Mill	2,620	13,612
Russia — 0.79%
Jsc Mmc Norilsk Nickel (ADR) (a)	500	10,438
	Number of Shares or Principal Amount	Value

South Africa — 1.48%
Impala Platinum Holdings Ltd.	200	$11,135
Kumba Resources Ltd. (a)	1,800	8,272
United Kingdom — 2.54%
Anglo American	2,000	33,490

		127,497

Oil Services — 9.71%

Brazil — 1.06%
Petroleo Brasileiro — Petrobras (ADR)	800	13,920
China — 0.13%
China Petrolium & Chemical	10,000	1,782
Korea — 2.55%
Sk Corporation	1,950	33,554
Poland — 0.47%
Polski Koncern Naftowy	1,400	6,171
Russia — 5.50%
Siberian Oil Company (ADR) (a)	100	1,810
Surgutneftegaz (ADR)	1,500	29,137
Yukos Corporation (ADR)	300	41,462

		127,836

Other — 2.80%

Malaysia — 1.89%
Ioi Corporation	15,500	24,881
Mexico — 0.56%
Vitro	6,700	7,370
Thailand — 0.35%
Bangkok Expressway	12,000	4,649

		36,900

Paper & Forest Products — 0.57%

Brazil — 0.57%
Votorantim Celulose (ADR)	400	7,560

Paper Products — 1.06%

Brazil — 1.06%
Aracruz Celulose (ADR)	700	14,000

Printing & Publishing — 0.24%

Turkey — 0.24%
Hurriyet Gazetecilik ve Matbaacilik	1,058,805	3,178

Publishing — 0.21%

Poland — 0.21%
Agora (GDR) (144A) (a)	200	2,770

Real Estate — 0.47%

Mexico — 0.02%
Consorcio (a)	200	290
Thailand — 0.45%
Quality Houses Company (a)	26,100	5,840

		6,130

ENTERPRISE Accumulation Trust

Enterprise Accumulation Trust
Emerging Countries Portfolio — (Continued)
Portfolio of Investments (Unaudited) — June 30, 2002

	Number of Shares or Principal Amount	Value

Retail— 0.49%

Mexico — 0.49%
Grupo Elektras	300	$2,595
New Grupo Elektra	4,300	3,629
Wal-mart de Mexico (Series C) (non-voting)	82	189

		6,413

Semiconductors — 9.17%

Taiwan — 9.17%
Nanya Technology Corporation (a)	16,000	14,463
Powerchip Semiconductor (a)	28,000	14,834
Siliconware Precision Industries (a)	61,000	42,723
United Microelectronics Corporation	29,000	34,807
United Microelectronics Corporation (ADR) (a)	1,900	13,965

		120,792

Telecommunications — 5.48%

Brazil — 1.72%
Telecomunicacoes Brasileiras (ADR)	1,000	22,680
Hong Kong — 0.35%
China Unicom	6,000	4,615
Indonesia — 1.05%
PT Telekomunikasi Indonesia (Series B)	32,000	13,773
Mexico — 2.19%
Telefonos de Mexico (ADR)	900	28,872
South Africa — 0.17%
M Cell	2,000	2,278

		72,218

Transportation — 0.10%

South Africa — 0.10%
Super Group Ltd.	1,900	1,295

Wireless Communications — 1.32%

Malaysia — 0.26%
Maxis Communications Bhd (a)	3,000	3,442
Mexico — 0.82%
America Movil (ADR)	800	10,720
Thailand — 0.24%
Advanced Info Service PCL	3,300	3,176

		17,338

Total Foreign Stocks and Equity Linked Notes
(Identified cost $1,246,176)		1,215,148

Foreign Preferred Stock — 4.05%

Automotive — 0.57%

Korea — 0.57%
Hyundai Motor Company	660	7,544
	Number of Shares or Principal Amount	Value

Banking — 1.41%

Brazil — 1.41%
Banco Bradesco	2,700,000	$10,624
Banco Itau (a)	140,600	7,974

		18,598

Electronics — 1.27%

Brazil — 1.27%
Centrias Eletricas Brasileiras (Series B)	1,761,000	16,730

Finance — 0.58%

Mexico — 0.58%
Grupo Financiero BBVA Bancomer (Series O)	9,300	7,561

Metals & Mining — 0.22%

Brazil — 0.22%
Usiminas Usi	1,200	2,914

Total Foreign Preferred Stock
(Identified cost $60,016)		53,347

Total Investments
(Identified cost $1,306,192)		$1,268,495

Other Assets Less Liabilities — 3.67%		48,394

Net Assets — 100%		$1,316,889

(a)	Non-income producing security.
(l)
Securities are issued by Credit Suisse First Boston and are designed to track investment in the local shares of the underlying company and subject the portfolio to the credit risk of both the issuer and the underlying company. The notes carry no ownership or voting rights and represent no equity interest in the underlying company. Payment of dividends or proceeds received upon disposition may be subject to certain costs, expenses, duties, taxes or other charges incurred by the issuer.

(m)
Securities are issued by UBS Warburg and are designed to track investment in the local shares of the underlying company and subject the portfolio to the credit risk of both the issuer and the underlying company. The notes carry no ownership or voting rights and represent no equity interest in the underlying company. Payment of dividends or proceeds received upon disposition may be subject to certain costs, expenses, duties, taxes or other charges incurred by the issuer.

(p)	The warrants entitle the portfolio to purchase 1 share of HDFC Bank Ltd. for every warrant held and .000001 INR until May 14, 2003.
(q)	The warrants entitle the portfolio to purchase 1 share of ICICI Bank Ltd. for every .5 warrants held and .000001 INR until February 4, 2003.
(144A)	The security may only be offered and sold to “qualified institutional buyers” under Rule 144A of the Securities Act of 1933.
(ADR)	American Depository Receipt.
(GDR)	Global Depository Receipt.

See notes to financial statements.

ENTERPRISE Accumulation Trust

Enterprise Accumulation Trust
International Growth Portfolio
Subadviser’s Comments

SSgA Funds Management, Inc.
Boston, Massachusetts

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for Enterprise Accumulation Trust.

Vontobel USA, Inc. (“Vontobel USA”) served as subadviser through June 16, 2002. SSgA Funds Management, Inc. (“SSgA”) became the subadviser on June 17, 2002. SSgA manages approximately $74.1 billion and its normal investment minimum is $10 million.

Investment Objective

The objective of the Enterprise International Growth Portfolio is to seek capital appreciation.

Investment Strategies

The International Growth Portfolio normally invests at least 80 percent of its net assets (plus any borrowings for investment purposes) in non-U.S. equity securities that the subadviser believes are undervalued. The subadviser uses an approach that involves bottom-up stock selection. The subadviser looks for companies that are good predictable businesses selling at attractive prices relative to an estimate of intrinsic value. The subadviser diversifies investments among European, Australian and Far East (“EAFE”) markets. The Portfolio may lend portfolio securities on a short-term or long-term basis up to 33 1/3 percent of its total assets, including collateral received for securities lent.

2002 First Half Performance Review

In the first half of the year, Vontobel USA became more discriminating and found themselves with fewer businesses they really trusted. As a result, Vontobel USA reduced the holdings in the Portfolio to about 60 stocks. The ones that had won a much-coveted place among the Portfolio’s select constituency of outstanding businesses have a lot in common. They had been around for quite a while and tended to be simpler and more understandable. They have enriched their shareholders for years and Vontobel USA believed they could continue to do so well into the future. They generate high returns on assets and carried little or no debt on their balance sheets to Portfolio their operations. They were companies that enjoyed a special, defensible and durable competitive advantage. In other words, Vontobel USA’s preference has been to own deep franchises.

The Portfolio’s holdings were fully transitioned to reflect SSgA’s investment strategy by June 30, 2002. A central element of SSgA philosophy, the Portfolio’s focus on large cap blue chip names, has been out of favor so far this year. In SSgA’s view, this provides the Portfolio’s holders with an excellent opportunity to buy into high quality names, which have lagged the market. Investors should once again begin to distinguish between high quality and second-rate companies, a distinction that the market has lacked during periods of indiscriminate free-fall.

Future Investment Strategy

Looking forward, SSgA is very encouraged by the recent decline in the U.S. dollar, which SSgA has been anticipating for some time. The prospect of a weakening currency boosts the value of overseas holdings when translated back into the U.S. currency base. Although SSgA does not expect the Yen to appreciate as much as the Euro in the time to come, SSgA is using this period to research stocks oriented to the domestic Japanese economy. Switches into these companies are likely from the exporters should recent currency trends be confirmed.

Other major factors favoring a market rally include the relatively undemanding multiples on which many of the Asian and European stocks are now trading compared to their U.S. peers. So far this year the overseas markets have outperformed the U.S. by a considerable margin; a trend that Vontobel believes is set to continue. As more evidence emerges of a pickup in global activity, SSgA believes that these markets, taking comfort from the low level of

ENTERPRISE Accumulation Trust

Enterprise Accumulation Trust — (Continued)
International Growth Portfolio
Subadviser’s Comments

inflation currently prevailing, have significant upside. The Portfolio’s holdings, high quality companies all, may benefit fully from a return of investor confidence.

As with all international Portfolios, the Portfolio carries additional risks associated with possibly less stable foreign securities, currencies, lack of uniform accounting standards and political instability.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser’s views are subject to change at any time based on market and other conditions.

Industry classifications for the portfolio as a percentage of total market value at June 30, 2002 are as follows (unaudited):

Industry

Aerospace & Defense	2.92%

Automobiles	3.61%

Banks	14.76%

Beverages	0.87%

Biotechnology	3.46%

Commercial Services & Supplies	2.92%

Communication Equipment	2.00%

Construction Materials	2.48%

Electronic Equipment & Instruments	2.45%

Energy Equipment & Services	1.92%

Food & Drug Retailing	2.19%

Food Products	3.67%

Industry

Household Durables	7.89%

Insurance	11.44%

Media	2.50%

Metals & Mining	2.33%

Office Electronics	3.22%

Oil & Gas	6.77%

Personal Products	0.42%

Pharmaceuticals	6.55%

Semiconductor Equipment & Products	5.08%

Utilities — Electric & Gas	3.43%

Wireless Telecommunications	6.75%

Cash/Other	0.37%

Total	100.00%

See notes to financial statements.

ENTERPRISE Accumulation Trust

Enterprise Accumulation Trust
International Growth Portfolio
Portfolio of Investments (Unaudited) — June 30, 2002

	Number of Shares of Principal Amount	Value

Foreign Stocks — 99.93%

Belgium — 1.58%

Dexia	61,200	$945,970

Canada — 3.52%

Encana Corp	68,700	2,102,220

France — 16.13%

AXA	103,900	1,905,370
BNP Paribas	47,300	2,622,842
Schlumberger Ltd.	24,000	1,116,000
Suez	77,100	2,061,299
TotalFinaElf	11,900	1,937,188

		9,642,699

Germany — 4.10%

Allianz	12,100	2,449,601

Ireland — 2.49%

CRH	88,700	1,488,731

Japan — 16.60%

Advantest	24,000	1,495,552
Canon Inc.	51,000	1,929,833
Honda Motor Company Ltd.	53,400	2,167,849
NTT DoCoMo Inc.	665	1,638,683
Sony Corporation	50,500	2,670,217
Takeda Chemical Industries	500	21,969

		9,924,103

Korea — 1.18%

Lotte Chilsung Beverage	700	482,959
Pacific Corp.	1,910	222,278

		705,237

Netherlands — 6.07%

ASML Holdings (a)	98,100	1,557,132
Philips Electronics	73,900	2,068,679

		3,625,811

Singapore — 2.44%

Flextronics International Ltd. (a)	204,800	1,460,224

Sweden — 2.01%

LM Ericsson Telephone Company (Class B)	795,000	1,204,349
	Number of Shares of Principal Amount	Value

Switzerland — 15.67%

Nestle	9,400	$2,198,275
Novartis	44,400	1,958,471
Swiss Reinsurance	25,800	2,529,923
UBS	53,100	2,678,619

		9,365,288

United Kingdom — 28.14%

BAE Systems	343,200	1,758,842
Celltech Group (a)	261,600	2,081,018
GlaxoSmithKline	90,700	1,967,516
Hays	745,600	1,756,554
Lloyds TSB Group	261,800	2,615,277
Rio Tinto	76,100	1,400,506
TESCO	360,800	1,316,406
Vodafone Group	1,756,900	2,418,936
WPP Group	177,800	1,506,872

		16,821,927

Total Foreign Stocks
(Identified cost $60,107,280)		59,736,160

Preferred Stocks — 0.42%

Korea — 0.42%

Hite Brewery Co.	10,820	253,636

Total Preferred Stocks
(Identified cost $258,270)		253,636

Total Investments
(Identified cost $60,365,550)		$59,989,796

Other Assets Less Liabilities — (0.35)%		(210,877)

Net Assets — 100%		$59,778,919

(a)	Non-income producing security.

See notes to financial statements.

ENTERPRISE Accumulation Trust

Enterprise Accumulation Trust
Worldwide Growth Portfolio
Subadviser’s Comments

Nicholas-Applegate Capital Management
San Diego, California

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for Enterprise Accumulation Trust.

Nicholas-Applegate Capital Management (“Nicholas-Applegate”), which has approximately $29.4 billion in assets under management, became subadviser to the Portfolio on May 1, 2001. Nicholas-Applegate’s normal investment minimum is $10 million.

Investment Objective

The objective of the Enterprise Growth Portfolio is to seek long-term capital appreciation.

Investment Strategies

The Worldwide Growth Portfolio invests primarily in equity securities of foreign and domestic companies, and normally it will invest at least 65 percent of its total assets in securities of companies that are located in at least three different countries, which may include countries with emerging securities markets. The subadviser focuses on a “bottom-up” analysis that evaluates the financial conditions and competitiveness of individual companies worldwide. This means that the subadviser ordinarily looks for several of the following characteristics: above-average per share earnings growth; high return on invested capital; a healthy balance sheet; sound financial and accounting policies and overall financial strength; strong competitive advantages; effective research and product development and marketing; development of new technologies; efficient service; pricing flexibility; strong management; and general operating characteristics that will enable the companies to compete successfully in their respective markets. The subadviser considers whether to sell a particular security when any of these factors change. The subadviser will allocate Portfolio assets among securities of companies in countries that it expects to provide the best opportunities for meeting the Portfolio’s investment objective.

The subadviser expects a high portfolio turnover rate of 200 percent or more. The Portfolio may also lend portfolio assets on a short-term and long-term basis, up to 33 1/3 percent of its total assets, including collateral received for securities lent.

2002 First Half Performance Review

With the second half of the year upon us, investors seem to be bracing for more of the same competing influences that characterized the market’s performance in the first half.

In the first quarter, the U.S. stock market retrenched in January and February as investors became concerned about the Enron bankruptcy and accounting scandal as well as the escalating conflict in the Middle East. However, a series of positive economic reports buoyed investor spirits. To underscore the renewed confidence, the U.S. Federal Reserve Board left interest rates unchanged, and shifted from an easing bias to a neutral stance.

In addition, Pacific Basin markets clearly benefited from the low interest rate environment and an improving U.S. economy. Asia (ex-Japan) markets were among the top performers throughout the world. Moody’s Investors Service upgraded South Korea’s debt rating by two notches to A3 from Baa2, praising efforts by the government to restructure the financial system.

Europe’s markets were also up modestly. However, there was a large divergence in sector performance, with economic cyclicals such as autos advancing sharply while telecommunications stocks languished. In emerging countries, weakness in Latin America contributed to the 10.3 percent decline in the MSCI EMF Index. Despite the quarter’s losses, emerging market equities posted a slight gain during the first half of the year.

ENTERPRISE Accumulation Trust

Enterprise Accumulation Trust — (Continued)
Worldwide Growth Portfolio
Subadviser’s Comments

In the second quarter, the Portfolio’s performance was helped by stock selection in energy, financial services and transportation. In particular, energy and transportation companies are benefiting from improving economic conditions worldwide. However, performance was hurt by stock selection in retail and technology.

On a stock-by-stock basis, Nicholas-Applegate decreased exposure to the United States and added to positions in Japan. Nicholas-Applegate’s company-specific analysis did not result in any major changes to sector weights. As of June 30, the Portfolio remained well diversified, with a modest overweight in Canada and the Cayman Islands and in technology and consumer services stocks. Underweights also modest were in the UK and United States as well as the financial services and utilities sectors.

Future Investment Strategy

Nicholas-Applegate has strictly adhered to its original equity philosophy since the inception of the firm, while continuously enhancing and refining the process, research, and resources utilized. Nicholas-Applegate’s investment approach focuses on individual security selection. Because Nicholas-Applegate is a bottom-up stock picker, buy candidates challenge current holdings so each stock must continue to earn its place in the Portfolio everyday. Through extensive research, Nicholas-Applegate identifies growth stock opportunities. Sector and industry weightings are derived from this bottom-up approach, which typically finds investment candidates across a variety of industry/sectors, thereby providing ample diversification. The portfolio remains fully invested to ensure full market participation and to reduce market-timing risk. Nicholas-Applegate’s bottom-up approach is very responsive to changes in the market and drives the Portfolio toward issues demonstrating the following investment criteria: positive fundamental change, sustainability and timeliness.

The Portfolio carries additional risks associated with possibly less stable foreign securities, currencies, lack of uniform accounting standards and political instability, and these risks are greater in countries with emerging markets since these countries may have unstable governments and less established markets and economies.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser’s views are subject to change at any time based on market and other conditions.

ENTERPRISE Accumulation Trust

Enterprise Accumulation Trust
Worldwide Growth Portfolio
Portfolio of Investments (Unaudited) — June 30, 2002

	Number of Shares or Principal Amount	Value

Domestic Common Stocks — 51.92%

Aerospace — 2.42%

Northrop Grumman Corporation	100	$12,500
Raytheon Company	300	12,225

		24,725

Apparel & Textiles — 0.73%

Jones Apparel Group Inc. (a)	200	7,500

Automotive — 2.85%

Cummins Engine Company Inc.	250	8,275
Delphi Automotive Systems Corporation	800	10,560
Harley-Davidson Inc.	200	10,254

		29,089

Banking — 3.93%

Bank of America Corporation	300	21,108
Wachovia Corporation	500	19,090

		40,198

Broadcasting — 0.78%

Clear Channel Communications Inc. (a)	250	8,005

Chemicals — 0.49%

Sigma-Aldrich Corporation	100	5,015

Computer Hardware — 1.59%

Cisco Systems Inc. (a)	600	8,370
Dell Computer Corporation (a)	300	7,842

		16,212

Computer Software — 1.61%

Microsoft Corporation (a)	300	16,410

Consumer Products — 0.87%

Procter & Gamble Company	100	8,930

Entertainment & Leisure — 2.54%

MGM Mirage Inc. (a)	600	20,250
Walt Disney Company	300	5,670

		25,920

Food, Beverages & Tobacco — 5.07%

Coca-Cola Company	300	16,800
Kraft Foods Inc.	400	16,380
Philip Morris Companies Inc.	200	8,736
Starbucks Corporation (a)	400	9,940

		51,856

Health Care — 3.05%

Aetna Inc.	200	9,594
Anthem Inc. (a)	200	13,496
Health Management Associates Inc. (Class A) (a)	400	8,060

		31,150
	Number of Shares or Principal Amount	Value

Manufacturing — 1.20%

3M Company	100	$12,300

Medical Services — 1.34%

Laboratory Corporation of America Holdings (a)	300	13,695

Metals & Mining — 1.21%

Phelps Dodge Corporation (a)	300	12,360

Misc. Financial Services — 3.07%

American Express Company	650	23,608
Citigroup Inc.	200	7,750

		31,358

Oil Services — 5.20%

BJ Services Company (a)	300	10,164
GlobalSantaFe Corporation	500	13,675
Nabors Industries Ltd. (a)	300	10,590
Noble Corporation (a)	340	13,124
Patterson-UTI Energy Inc. (a)	200	5,646

		53,199

Paper & Forest Products — 0.72%

Georgia-Pacific Group	300	7,374

Pharmaceuticals — 4.84%

AmerisourceBergen Corporation	140	10,640
Gilead Sciences Inc. (a)	200	6,576
Johnson & Johnson	200	10,452
Perrigo Company (a)	600	7,800
Pfizer Inc.	400	14,000

		49,468

Real Estate — 0.70%

Cendant Corporation (a)	450	7,146

Retail — 3.43%

Autozone Inc. (a)	100	7,730
Michaels Stores Inc. (a)	100	3,900
Neiman-Marcus Group Inc. (Class A) (a)	200	6,940
Wal-Mart Stores Inc.	300	16,503

		35,073

Semiconductors — 2.10%

Intel Corporation	400	7,308
Teradyne Inc. (a)	300	7,050
Texas Instruments Inc.	300	7,110

		21,468

Transportation — 1.04%

FedEx Corporation	200	10,680

ENTERPRISE Accumulation Trust

Enterprise Accumulation Trust
Worldwide Growth Portfolio — (Continued)
Portfolio of Investments (Unaudited) — June 30, 2002

	Number of Shares or Principal Amount	Value

Travel/Entertainment/Leisure — 1.14%

Royal Caribbean Cruises Ltd.	600	$11,700

Total Domestic Common Stocks
(Identified cost $557,270)		530,831

Foreign Stocks — 46.41%

Advertising — 0.30%

France — 0.30%
Havas Advertising	500	3,084

Airlines — 1.80%

Canada — 1.24%
WestJet Airlines Ltd.	925	12,696
United Kingdom — 0.56%
British Airways	200	5,730

		18,426

Automotive — 2.15%

Germany — 0.80%
Bayerische Motoren Werke (a)	200	8,142
Japan — 1.35%
Nissan Motor Company	2,000	13,866

		22,008

Banking — 4.73%

Hong Kong — 0.90%
HSBC Holdings	800	9,205
Ireland — 1.22%
Bank Of Ireland	1,000	12,457
Italy — 1.06%
UniCredito Italiano	2,400	10,884
Singapore — 0.70%
United Overseas Bank	1,000	7,185
United Kingdom — 0.85%
Bank of Scotland	304	8,662

		48,393

Broadcasting — 0.79%

France — 0.79%
Societe Television Francaise	300	8,053

Building & Construction — 1.69%

Spain — 1.69%
Acciona	100	4,376
Acs Actividades Company	400	12,912

		17,288

Chemicals — 0.42%

Japan — 0.42%
Shin-Etsu Chemical Company Ltd.	100	4,302
	Number of Shares or Principal Amount	Value

Computer Hardware — 1.59%

India — 0.66%
Merrill Lynch Call Warrant (Infosys Technologies) (a) (j)	100	$6,720
Malaysia — 0.93%
CSFB Equity Linked Notes (UMC Ltd.) (l)	8,000	9,576

		16,296

Consumer Products — 0.87%

France — 0.50%
Lvmh Moet Hennessy	100	5,050
United States — 0.37%
Luxottica Group S.P.A.	200	3,800

		8,850

Electrical Equipment — 0.80%

Japan — 0.80%
Toshiba Corporation	2,000	8,153

Electronics — 4.88%

Japan — 3.06%
FANUC Ltd.	200	10,057
Sony Corporation (ADR)	400	21,240
Korea — 1.33%
Samsung Electronics	60	8,130
Samsung Electronics (GDR)	20	5,470
Singapore — 0.49%
Flextronics International Ltd. (a)	700	4,991

		49,888

Energy — 0.76%

United Kingdom — 0.76%
Centrica	2,500	7,764

Food, Beverages & Tobacco — 2.06%

Canada — 1.28%
Molson Inc.	600	13,077
United Kingdom — 0.78%
Tesco	2,200	8,027

		21,104

Hotels & Restaurants — 1.01%

Canada — 1.01%
Fairmont Hotels Resorts Inc.	400	10,312

Insurance — 1.90%

France — 0.89%
AXA	500	9,169
Switzerland — 1.01%
Converium Holding AG	400	10,300

		19,469

Metals & Mining — 1.53%

Netherlands — 1.53%
Arcelor (a)	1,100	15,652

ENTERPRISE Accumulation Trust

Enterprise Accumulation Trust
Worldwide Growth Portfolio — (Continued)
Portfolio of Investments (Unaudited) — June 30, 2002

	Number of Shares or Principal Amount	Value

Misc. Financial Services — 0.93%

Switzerland — 0.93%
Credit Suisse Group (a)	300	$9,553

Oil Services — 4.69%

Bermuda — 0.85%
Weatherford Bermuda (a)	200	8,640
Canada — 1.02%
Precision Drilling Corporation (a)	300	10,422
Italy — 0.94%
ENI	600	9,565
Korea — 0.50%
Sk Corporation	300	5,162
Russia — 0.57%
Surgutneftegaz (ADR)	300	5,865
United Kingdom — 0.81%
Shell Transporation & Trading Company	1,100	8,330

		47,984

Other — 0.75%

Bermuda — 0.75%
Frontline Ltd.	800	7,621

Paper Products — 2.05%

Canada — 1.09%
Abitibi Consolidated Inc.	1,200	11,128
Finland — 0.96%
Stora Enso	700	9,836

		20,964

Pharmaceuticals — 2.70%

France — 1.39%
Aventis	200	14,209
Israel — 1.31%
Teva Pharmaceutical Industries Ltd. (ADR)	200	13,356

		27,565

Printing & Publishing — 1.30%

Japan — 1.30%
Dai Nippon Printing Company Ltd.	1,000	13,290

Real Estate — 0.80%

Japan — 0.80%
Mitsubishi Estate	1,000	8,186

Retail — 1.19%

Australia — 1.09%
Woolworths Ltd.	1,500	11,100
Switzerland — 0.10%
Richemont	45	1,027

		12,127

Security & Investigation Services — 0.46%

India — 0.46%
Merrill Lynch Call Warrant (Satyam Computer) (a) (r)	1,000	4,711
	Number of Shares or Principal Amount	Value

Semiconductors — 2.49%

Japan — 0.71%
Hoya Corporation	100	$7,284
Netherlands — 0.90%
ASML Holdings (NY Registered) (a)	400	6,048
ASML Holdings (a)	200	3,174
Taiwan — 0.88%
CSFB Equity Linked Notes (Taiwan Semiconductor Ltd.) (a) (l)	4,400	8,928

		25,434

Transportation — 0.63%

United Kingdom — 0.63%
Exel	500	6,391

Utilities — 1.14%

Germany — 1.14%
E.On	200	11,635

Total Foreign Stocks
(Identified cost $482,714)		474,503

Repurchase Agreement — 12.03%

State Street Bank & Trust Repurchase Agreement 1.45% due 07/01/02 Maturity Value $123,015 Collateral: U.S. Treasury Bond $130,000, Zero Coupon, due 09/26/02
Value $129,415	$123,000	$123,000

Total Repurchase Agreement
(Identified cost $123,000)		123,000

Total Investments
(Identified cost $1,162,984)		$1,128,334

Other Assets Less Liabilities — (10.36)%		(105,906)

Net Assets — 100%		$1,022,428

(a)	Non-income producing security.
(j)	The warrants entitle the portfolio to purchase 1 share of Infosys Technologies Limited for every warrant held and .000001 INR until October 11, 2002.
(l)
Securities are issued by Credit Suisse First Boston and are designed to track investment in the local shares of the underlying company and subject the portfolio to the credit risk of both the issuer and the underlying company. The notes carry no ownership or voting rights and represent no equity interest in the underlying company. Payment of dividends or proceeds received upon disposition may be subject to certain costs, expenses, duties, taxes or other charges incurred by the issuer.

(r)	The warrants entitle the portfolio to purchase 1 share of Satyam Computer for every warrant held and .000001 INR until November 18, 2002.
(ADR)	American Depository Receipt.
(GDR)	Global Depository Receipt.

See notes to financial statements.

ENTERPRISE Accumulation Trust

Enterprise Accumulation Trust
Global Socially Responsive Portfolio
Subadviser’s Comments

Rockefeller & Company
New York, New York

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for Enterprise Accumulation Trust.

Rockefeller & Company, Inc. (“Rockefeller”), which has approximately $3.4 billion in assets under management, became subadviser to the Portfolio on January 24, 2002. Rockefeller’s normal investment minimum is $10 million.

Investment Objective

The objective of the Global Socially Responsive Portfolio is total return.

Investment Strategies

The Global Socially Responsive Portfolio invests in equity securities of companies that the subadviser believes are socially responsible and which are located in countries that are included in the MSCI World Index, including the U.S., Canada and Australia, and certain developed markets located in Europe and the Far East. The term “responsive” is used to distinguish between absolute and relative standards of corporate social responsibility. The subadviser believes that no company is perfect on any of the relevant social criteria, but looks for companies that demonstrate a commitment to progress. To find companies that are socially responsive, the subadviser actively looks for companies that are demonstrating leadership in one or more of the following areas: human rights, public health, governance, products, services and marketing, workplace environment, environmental stewardship and community. These companies also may show a commitment to improving the quality of communication to shareholders and stakeholders and to developing solution-oriented policies and practices. Like other socially responsible investment vehicles, the Portfolio does not invest in companies that are known to ignore human rights issues, violate environmental laws and regulations, have significant and continuing records of discrimination or unfair labor practices, or companies that have a history of poor governance. The Portfolio also does not invest in companies that derive more than 2 percent of their revenue from alcohol, tobacco, gambling, weapons or weapons systems. The Portfolio avoids companies that produce, own or operate nuclear power plants, and companies that conduct unnecessary product testing on animals for personal care products or that do not subscribe to and rigorously enforce appropriate care standards for legally required animal testing. The subadviser believes that good corporate citizenship has the potential to create good investment opportunities; wherever possible, the Portfolio seeks to invest in companies that the subadviser believes derive a competitive advantage from the socially responsive products, policies and practices developed by such companies. The subadviser seeks companies that combine these social criteria with an investment management criterion of potentially high return on investment capital, strong quality of management, sound financial resources and good overall business prospects. In selecting equity securities, the subadviser uses its own valuation models to determine fair value and looks for securities that are selling at discounts to their fair value, independent of region or style bias. The Portfolio seeks to own growth and/or value stocks depending on their relative attractiveness. The Portfolio may lend portfolio securities on a short-term or long-term basis up to 33 1/3 percent of its total assets, including collateral received for securities lent.

2002 First Half Performance Review

The first half of 2002 was the worst six months in the U.S. markets, since the first OPEC oil embargo in 1973. Several factors contributed to the bloodletting, among them a less than stellar recovery in corporate earnings, rising tensions in the Middle East, and fears of further terrorism. The dominant force, however, was the Enron/Arthur Andersen debacle and its aftermath. Each time the market tried to shake off one shock, another rose to jolt it again. This too shall pass but hopefully not before meaningful reforms are put in place. To date, a number of promising ideas have been put forward to tighten corporate governance and the proxy season that just ended witnessed a significant increase in shareholder activity.

ENTERPRISE Accumulation Trust

Enterprise Accumulation Trust — (Continued)
Global Socially Responsive Portfolio
Subadviser’s Comments

The integrity of the independent audit is the first order of business for restoring confidence. A number of shareholders introduced resolutions asking that auditing firms not be given consulting assignments and Congress is considering meaningful legislation. But other reforms are also essential. Among the priorities are restoring the accountability of the board of directors to the shareholders, the independence of boards, especially of the audit and compensation committees, and the restructuring of management incentives to focus on the long-term performance of the corporation. Shareholder resolutions addressing these governance issues typically garnered 50 percent of the vote this season, a level that cannot be ignored. Social resolutions also did well. Those calling on companies to adopt international labor standards and to abide by UN human rights resolutions got as much as 20 percent of the vote.

Future Investment Strategy

There continues to be reasons for concern about the economy in the short-term. The plunge in the market is raising the cost of capital for a number of companies and making it difficult to predict a rise in capital spending. Improved capital spending is sorely needed, especially by the technology and telecom companies. While the consumer has proven very resilient so far, there is no evidence that confidence will be maintained in the face of repeated disappointments.

Still, while the markets were in intensive care, the economy remained basically healthy. Inflation and interest rates remained low, the housing market remained robust, and productivity growth was amazing. Unemployment decreased a bit, which came as a pleasant surprise given the new round of downsizing the market has experienced. On net, the restated GDP data showed a red-hot annual growth rate of 5 percent for the first quarter. This cooled off to a more reasonable 2.5 percent in the second quarter that implies a 4.3 percent rate for the first half. Overall, the recovery has been slower than investors would like but it has been solid and sustainable. Thus, while no one knows when the market psychology will improve, there is a solid foundation for growth when it does and there are compelling opportunities among companies that have been beaten down by the psychology. Rockefeller’s strategy going forward will be to identify these companies and take positions in them selectively.

As with all global Portfolios, the Portfolio carries additional risks associated with possibly less stable foreign securities, currencies, lack of uniform accounting standards and political instability.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser’s views are subject to change at any time based on market and other conditions.

ENTERPRISE Accumulation Trust

Enterprise Accumulation Trust
Global Socially Responsive Portfolio
Portfolio of Investments (Unaudited) — June 30, 2002

	Number of Shares or Principal Amount	Value

Domestic Common Stocks — 44.43%

Banking — 7.55%

Bank of America Corporation	400	$28,144
Bank of Hawaii Corporation	400	11,200
J. P. Morgan Chase & Company	500	16,960
Wells Fargo & Company	500	25,030

		81,334

Cable — 1.40%

Cablevision Systems Corporation (Class A) (a)	900	8,514
McKesson Corporation	200	6,540

		15,054

Computer Hardware — 1.34%

International Business Machines Corporation	200	14,400

Computer Services — 1.63%

Convergys Corporation (a)	900	17,532

Computer Software — 0.75%

Cadence Design Systems Inc. (a)	500	8,060

Crude & Petroleum — 1.83%

Anadarko Petroleum Corporation	400	19,720

Entertainment & Leisure — 2.28%

Walt Disney Company	1,300	24,570

Food & Beverages — 2.24%

PepsiCo Inc.	500	24,100

Insurance — 2.97%

AFLAC Inc. (a)	1,000	32,000

Manufacturing — 3.81%

Leggett & Platt Inc.	800	18,720
Pall Corporation	800	16,600
Teleflex Inc.	100	5,715

		41,035

Media — 0.96%

AOL Time Warner Inc. (a)	700	10,297

Medical Services — 1.44%

Wellpoint Health Networks Inc. (a)	200	15,562

Misc. Financial Services — 3.24%

Citigroup Inc.	900	34,875

Pharmaceuticals — 4.99%

Johnson & Johnson	300	15,678
Merck & Company Inc.	200	10,128
Pfizer Inc.	800	28,000

		53,806
	Number of Shares or Principal Amount	Value

Printing & Publishing — 1.51%

Lexmark International Group Inc. (Class A) (a)	300	$16,320

Retail — 3.07%

Target Corporation	500	19,050
Tiffany & Company	400	14,080

		33,130

Semiconductors — 0.44%

Texas Instruments Inc.	200	4,740

Telecommunications — 2.44%

AT&T Corporation	1,600	17,120
SBC Communications Inc.	300	9,150

		26,270

Travel/Entertainment/Leisure — 0.54%

Six Flags Inc. (a)	400	5,780

Total Domestic Common Stocks
(Identified cost $541,675)		478,585

Foreign Stocks — 44.96%

Automotive — 1.17%

Korea — 1.17%
Hyundai Motor Company	1,100	12,573

Banking — 10.80%

Belgium — 2.30%
Dexia	1,600	24,731
Canada — 0.93%
National Bank of Canada	500	10,021
Denmark — 1.03%
Danske Bank	600	11,081
France — 2.06%
BNP Paribas	400	22,181
Germany — 1.29%
Deutsche Bank	200	13,942
Netherlands — 3.19%
ABN Amro Holdings	900	16,389
ING Groep	700	18,022

		116,367

Chemicals — 2.43%

Netherlands — 2.43%
Akzo Nobel	600	26,195

Computer Software — 0.63%

Israel — 0.63%
Check Point Software Technologies Ltd. (a)	500	6,780

Consumer Durables — 1.17%

United Kingdom — 1.17%
Reckitt Benckiser	700	12,604

ENTERPRISE Accumulation Trust

Enterprise Accumulation Trust
Global Socially Responsive Portfolio — (Continued)
Portfolio of Investments (Unaudited) — June 30, 2002

	Number of Shares or Principal Amount	Value

Crude & Petroleum — 1.54%

Netherlands — 1.54%
Royal Dutch Petroleum Company (ADR)	300	$16,581

Electrical Equipment — 1.96%

Japan — 1.96%
Sony Corporation	400	21,150

Electronics — 1.91%

Japan — 0.61%
Tokyo Electron Ltd.	100	6,524
Netherlands — 1.30%
Philips Electronics	500	13,996

		20,520

Energy — 1.70%

United Kingdom — 1.70%
Scottish Power	3,400	18,348

Food, Beverages & Tobacco — 8.31%

Japan — 1.05%
ITO EN Ltd.	300	11,377
Netherlands — 1.57%
Koninklijke Ahold	800	16,873
United Kingdom — 5.69%
Cadbury Schweppes	4,500	33,835
Unilever	3,000	27,445

		89,530

Machinery — 1.74%

United Kingdom — 1.74%
FKI	7,800	18,704

Manufacturing — 1.82%

Sweden — 1.16%
Sandvik	500	12,506
United Kingdom — 0.66%
Invensys	5,200	7,080

		19,586

Oil Services — 2.19%

United Kingdom — 2.19%
BP Amoco	2,800	23,602

Pharmaceuticals — 3.86%

Switzerland — 2.05%
Novartis	500	22,055
United Kingdom — 1.81%
GlaxoSmithKline	900	19,523

		41,578
	Number of Shares or Principal Amount	Value

Publishing — 1.02%

United Kingdom — 1.02%
Pearson	1,100	$10,980

Semiconductors — 0.93%

France — 0.93%
STMicroelectronics	400	10,001

Telecommunications — 1.78%

Japan — 1.14%
NTT Corporation	3	12,354
Spain — 0.64%
Telefonica (a)	816	6,868

		19,222

Total Foreign Stocks
(Identified cost $480,168)		484,321

Repurchase Agreement — 11.98%

State Street Bank & Trust Repurchase Agreement, 1.45% due 07/01/02 Maturity Value $129,016 Collateral: U.S. Treasury Bond $135,000, Zero Coupon due 09/26/02 Value $134,393	$129,000	129,000

Total Repurchase Agreement
(Identified cost $129,000)		129,000

Total Investments
(Identified cost $1,150,843)		$1,091,906

Other Assets Less Liabilities — (1.37)%		(14,760)

Net Assets — 100%		$1,077,146

(a)	Non-income producing security.
(ADR)	American Depository Receipt.

ENTERPRISE Accumulation Trust

Enterprise Accumulation Trust
Balanced Portfolio
Subadviser’s Comments

Montag & Caldwell, Inc.
Atlanta, Georgia

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for Enterprise Accumulation Trust.

Montag & Caldwell, Inc. (“Montag & Caldwell”), which has approximately $24.1 billion in assets under management, became subadviser to the Portfolio on July 15, 1999. Montag & Caldwell’s normal investment minimum for a separate account is $40 million.

Investment Objective

The Enterprise Balanced Portfolio seeks long-term total return.

Investment Strategies

Generally, between 55 percent and 75 percent of the Balanced Portfolio’s total assets will be invested in equity securities, and at least 25 percent of the Balanced Portfolio’s total assets will be invested in fixed-income securities. The portfolio allocation will vary based upon the subadviser’s assessment of the return potential of each asset class. For equity investments, the subadviser uses a bottom-up approach to stock selection, focusing on high quality, well-established companies that have a strong history of earnings growth; attractive prices relative to the company’s potential for above average growth; long-term earnings and revenue growth; strong balance sheets; a sustainable competitive advantage; positions as (or the potential to become) industry leaders; and the potential to outperform the market during downturns. When selecting fixed-income securities, the subadviser will seek to maintain the Portfolio’s weighted average duration within 20 percent of the duration of the Lehman Brothers Government Corporate Index. Emphasis is also placed on diversification and credit analysis. The Portfolio will only invest in fixed-income securities with an “A” or better rating. Fixed-income investments will include: U.S. Government securities; corporate bonds; mortgage/asset-backed securities; money market securities and repurchase agreements.

2002 First Half Performance Review

Montag & Caldwell viewed the first half of 2002 as a transition year for the stock market with hopefully a moderate, but positive, bias to the year as a whole. So far this year the stock market has suffered from geopolitical concerns, the dramatic revelations of past corporate misconduct and uncertainty about the strength and quality of the recovery in corporate profits. Montag & Caldwell expected the first half of the year to be generally volatile and defensive in nature, as investors tempered their earnings forecasts and the remaining excesses of the technology bubble were corrected. While it is difficult to say whether the large capitalization stock market indices, such as the S&P 500 Index, will now experience a positive return in 2002, Montag & Caldwell believes share prices should have a positive bias to them in the second half of the year, and that this positive trend will continue into 2003. The ongoing rebound in the economy and corporate profits coupled with low inflation and low interest rates should lead to the better stock market performance.

The Portfolio declined in value during the first half of 2002. Bonds provided a positive return, but stocks were lower in value. The stock market, as measured by the S&P 500 Index, and the Portfolio’s equities recorded almost their entire decline during the second quarter of 2002. During the first half of the year, the Portfolio’s better performing equity sectors were consumer staples and industrials, while financial, healthcare and technology issues penalized the Portfolio’s results.

Future Investment Strategy

In the current stock market environment, Montag & Caldwell favors the shares of global growth companies that can achieve solid double-digit earnings growth. These include both consumer and industrial companies that have strong

ENTERPRISE Accumulation Trust

Enterprise Accumulation Trust — (Continued)
Balanced Portfolio
Subadviser’s Comments

global franchises, which will benefit from both a recovery in global economies and, for the first time in seven years, a weakening trend in the exchange value of the dollar. While their share prices were weak in the first half of the year, pharmaceutical and medical technology companies seem poised for a good recovery, as their earnings prospects are above average and their valuations very attractive. Montag & Caldwell favors well-positioned financial issues that have global reach and that will benefit from a better capital market environment. Montag & Caldwell believes oil service issues may do well, as exploration and drilling activity rebound. In technology, valuations are becoming more attractive, and emphasis will be on those companies that Montag & Caldwell believes can achieve a meaningful earnings recovery in a very difficult industry environment.

Montag & Caldwell recently shortened the duration of bond portfolios to be slightly shorter than the benchmark indices. This reflects Montag & Caldwell’s anticipation of the economy to continue to recover and not “double-dip” into recession. Montag & Caldwell continues to own high quality corporate bond issues of intermediate maturity. This sector has held up very well versus more speculative portions of the bond market. Furthermore, as additional data points to continued economic recovery, corporate bonds should outperform their Treasury counterparts.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser’s views are subject to change at any time based on market and other conditions.

ENTERPRISE Accumulation Trust

Enterprise Accumulation Trust
Balanced Portfolio
Portfolio of Investments (Unaudited) — June 30, 2002

	Number of Shares or Principal Amount	Value

Domestic Common Stocks — 57.24%

Banking — 0.59%

Bank of New York Company Inc.	3,531	$119,171

Biotechnology — 1.03%

Amgen Inc. (a)	4,952	207,390

Building & Construction — 2.08%

Masco Corporation	15,464	419,229

Business Services — 0.59%

Paychex Inc.	3,810	119,215

Computer Services — 1.79%

Electronic Data Systems Corporation	9,700	360,355

Computer Software — 3.02%

BEA Systems Inc. (a)	16,600	157,866
Electronic Arts Inc. (a)	4,406	291,016
Siebel Systems Inc. (a)	11,300	160,686

		609,568

Consumer Products — 8.84%

Colgate-Palmolive Company	10,673	534,184
Gillette Company	13,630	461,648
Newell Rubbermaid Inc.	5,700	199,842
Procter & Gamble Company	6,584	587,951

		1,783,625

Entertainment & Leisure — 2.13%

Walt Disney Company	22,760	430,164

Food, Beverages & Tobacco — 4.95%

Coca-Cola Company	10,400	582,400
PepsiCo Inc.	8,645	416,689

		999,089

Hotels & Restaurants — 0.79%

Marriott International Inc. (Class A)	4,189	159,391

Machinery — 1.66%

Caterpillar Inc.	6,831	334,378

Manufacturing — 2.13%

3M Company	3,500	430,500

Medical Instruments — 2.86%

Medtronic Inc.	13,460	576,761

Misc. Financial Services — 2.61%

Citigroup Inc.	13,591	526,651

Multi-Line Insurance — 3.70%

American International Group Inc.	7,227	493,098
Marsh & McLennan Companies Inc.	2,614	252,513

		745,611
	Number of Shares or Principal Amount	Value

Oil Services — 3.76%

GlobalSantaFe Corporation	3,800	$103,930
Schlumberger Ltd.	7,974	370,791
Transocean Sedco Forex Inc.	9,100	283,465

		758,186

Pharmaceuticals — 7.32%

Eli Lilly & Company	3,200	180,480
Johnson & Johnson	9,300	486,018
Pfizer Inc.	16,410	574,350
Pharmacia Corporation	6,300	235,935

		1,476,783

Retail — 3.27%

Costco Wholesale Corporation (a)	8,328	321,627
Home Depot Inc.	9,190	337,549

		659,176

Transportation — 1.93%

United Parcel Service Inc.	6,300	389,025

Wireless Communications — 2.19%

QUALCOMM Inc. (a)	16,100	442,589

Total Domestic Common Stocks
(Identified cost $12,267,592)		11,546,857

Foreign Stocks — 1.27%

Wireless Communications — 1.27%

Nokia Corporation (Class A) (ADR)	17,650	255,572

Total Foreign Stocks
(Identified cost $409,086)		255,572

Corporate Bonds and Notes — 19.05%

Banking — 3.22%

Discover Card 5.85% due 01/17/06	$200,000	206,949
Nationsbank Corporation 7.00% due 05/15/03	150,000	155,899
Wells Fargo & Company 6.375% due 08/01/11	275,000	285,931

		648,779

Computer Hardware — 1.32%

Hewlett Packard Company 7.15% due 06/15/05	250,000	265,611

Electrical Equipment — 0.98%

General Electric Capital Corporation Medium Term Note, 5.875% due 02/15/12	200,000	198,078

Energy — 1.44%

Peco Energy Transport Trust 6.05% due 03/01/09	275,000	291,448

ENTERPRISE Accumulation Trust

Enterprise Accumulation Trust
Balanced Portfolio — (Continued)
Portfolio of Investments (Unaudited) — June 30, 2002

	Number of Shares or Principal Amount	Value

Finance — 5.28%

American Express Company 6.75% due 06/23/04	$225,000	$239,914
Goldman Sachs Group Inc. 7.50% due 01/28/05	250,000	270,650
Merrill Lynch & Company Inc. 6.00% due 02/17/09	325,000	330,461
National Rural Utilities Cooperative Finance, 5.75% due 11/01/08	225,000	225,097

		1,066,122

Food, Beverages & Tobacco — 0.77%

Kraft Foods Inc. 6.25% due 06/01/12	150,000	154,562

Manufacturing — 1.10%

Honeywell International Inc. 7.50% due 03/01/10	200,000	222,392

Pharmaceuticals — 1.64%

Merck & Company Inc. 4.125% due 01/18/05	325,000	329,875

Retail — 1.51%

Wal Mart Stores Inc. 4.15% due 06/15/05	300,000	304,513

Telecommunications — 1.79%

BellSouth Capital Funding Corporation, 7.75% due 02/15/10	325,000	360,905

Total Corporate Bonds and Notes
(Identified cost $3,692,306)		3,842,285

U.S. Government Obligations — 16.74%

Fannie Mae — 4.42%

5.75% due 04/15/03	400,000	411,259
7.00% due 07/15/05	175,000	191,380
6.00% due 05/15/11	275,000	288,207

		890,846

Freddie Mac — 4.00%

5.125% due 10/15/08	125,000	127,323
6.625% due 09/15/09	400,000	438,744
6.75% due 03/15/31	225,000	241,790

		807,857

U.S. Treasury Bonds — 5.16%

7.25% due 05/15/16	300,000	353,567
8.125% due 08/15/19	150,000	192,134
8.00% due 11/15/21	275,000	351,742
6.875% due 08/15/25	125,000	144,067

		1,041,510
	Number of Shares or Principal Amount	Value

U.S. Treasury Notes — 3.16%

7.875% due 11/15/04	$200,000	$221,644
6.50% due 10/15/06	100,000	110,087
6.25% due 02/15/07	75,000	82,068
6.50% due 02/15/10	200,000	223,576

		637,375

Total U.S. Government Obligations
(Identified cost $3,264,119)		3,377,588

Repurchase Agreement — 5.62%

State Street Bank & Trust Repurchase Agreement, 1.45% due 07/01/02 Maturity Value $1,133,137 Collateral: U.S. Treasury Bond $1,165,000, Zero Coupon due 09/26/02
Value $1,159,758	1,133,000	1,133,000

Total Repurchase Agreement
(Identified cost $1,133,000)		1,133,000

Total Investments
(Identified cost $20,766,103)		$20,155,302

Other Assets Less Liabilities — 0.08%		16,827

Net Assets — 100%		$20,172,129

(a)	Non-income Producing Security.
(ADR)	American Depository Receipt.

See notes to financial statements.

ENTERPRISE Accumulation Trust

Enterprise Accumulation Trust
Managed Portfolio
Subadvisers’ Comments

Sanford C. Bernstein & Co., LLC
New York, New York

Wellington Management Company, LLP
Boston, Massachusetts

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for Enterprise Accumulation Trust.

Sanford C. Bernstein & Co., LLC (“Bernstein”), which has approximately $11.2 billion in assets under management, became co-subadviser of the Portfolio on November 1, 1999. Bernstein’s normal investment minimum is $5 million.

Wellington Management Company, LLP (“Wellington”), which manages approximately $312 billion for institutional clients and whose usual investment minimum is $20 million, became co-subadviser to the Enterprise Managed Portfolio on January 1, 2001.

Investment Objective

The objective of the Enterprise Managed Portfolio is to seek growth of capital over time.

Investment Strategies

The Managed Portfolio invests in a diversified portfolio of common stocks, bonds and cash equivalents. The allocation of the Portfolio’s assets among the different types of permitted investments will vary from time to time based upon the subadvisers’ evaluation of economic and market trends and its perception of the relative values available from such types of securities at any given time. There is neither a minimum nor a maximum percentage of the Portfolio’s assets that may, at any given time, be invested in any specific types of investments. However, the Portfolio invests primarily in equity securities at times when the subadvisers believe that the best investment values are available in the equity markets. The Portfolio may invest almost all of its assets in high-quality short-term money market and cash equivalent securities when the subadvisers deem it advisable to preserve capital. Consequently, while the Portfolio will earn income to the extent it is invested in bonds or cash equivalents, the Portfolio does not have any specific income objective. The bonds in which the Portfolio may invest will normally be investment grade intermediate to long-term U.S. Government and corporate debt. The Portfolio is managed by two subadvisers, each of which is allocated cash flows into and out of the Portfolio on a 50/50 basis. The subadvisers expect a high portfolio turnover rate of 100 percent or more. The Portfolio may lend portfolio securities on a short-term or long-term basis up to 33 1/3 percent of its total assets, including collateral received for securities lent.

2002 First Half Performance Review — Bernstein

Stock selection in the health care sector was the largest contributor to the Portfolio’s performance, thanks to over-weightings in stocks such as UnitedHealth Group and Humana. In the financial sector, relatively low exposure financial firms with high capital-markets exposure, such as Morgan Stanley Dean Witter & Company, helped returns. The Portfolio also benefited from the long-standing emphasis on consumer-oriented banks and thrifts such as Bank of America, Wachovia Corporation and Golden West Financial Corporation. Stock selection in the consumer discretionary sector, particularly the emphasis on housing-related stocks like Sherwin Williams Company, Centex Corporation and Black & Decker Corporation, and in the technology sector, where Bernstein focused on the larger and more stable companies, also helped returns.

Along with UnitedHealth Group and Humana, the five largest contributors to performance included overweighted positions Norfolk Southern Corporation, Fortune Brands and TRW. Norfolk Southern benefited from indications that the economy is rebounding strongly; similarly, Fortune Brands has benefited from sustained strength in consumer spending. TRW traded up on Northrop Grumman Corporation’s takeover offer.

The five holdings, all overweights, that detracted most from performance were spread across a variety of sectors. WorldCom’s questionable accounting sent the stock, and the overall market, tumbling. AOL Time Warner Inc. under-

ENTERPRISE Accumulation Trust

Enterprise Accumulation Trust — (Continued)
Managed Portfolio
Subadvisers’ Comments

performed due to worries about its high debt level and continued weakness in online advertising. Tyco International’s under-performance was related to the on-again, off-again break-up of the company and the accounting controversy that surfaced following Enron’s collapse. Xcel Energy was hurt following a downgrade of its debt rating. Uncertainty regarding the timing of a recovery in PC demand depressed Intel’s stock price.

The Portfolio’s sector weights were generally close to those of the benchmark. Modest differences in sector weights detracted slightly from returns. Underweights in materials and consumer staples hurt performance, but this was somewhat offset by an underweight in technology, which continued to lag the broad market.

2002 First Half Performance Review — Wellington

In the first six months of 2002, the S&P 500 experienced its worst first half since it was down 21 percent in the first half of 1970. Although the economy showed signs of moderate growth, including manufacturing gains, the stock market fell sharply. External factors have shaken investor sentiment, namely the corporate accounting scandals and the threats of terrorism. The Portfolio lagged the S&P 500 benchmark for year to date period primarily due to stock selection within the Industrials and Consumer Staples sectors. Stock selection in the Financials and Utilities sectors augmented the Portfolio’s performance during the period.

Much of the under-performance for the six-month period can be attributed to one name, Tyco International. Wellington had reasonable confidence in Tyco’s ability to meet its already reduced earnings guidance and that it would be able to successfully execute an initial public offering (IPO) of Tyco Capital (CIT Group). The proceeds from such an IPO, along with the anticipated cash flows from ongoing operations are required to meet the company’s debt obligations over the next 12-18 months. However, in early June the company’s CEO resigned after being indicted in New York State for tax evasion. In light of this new information and the significant turmoil surrounding the company in the aftermath of these events, it was Wellington’s expectation that earnings guidance would be significantly reduced for 2002 and 2003. Wellington was also concerned that these events would derail the IPO of Tyco Capital. While the IPO of Tyco Capital subsequently received SEC approval, the potential earnings shortfall has not been resolved, and it is possible that the company faces significant hurdles to meet its debt obligations over the next 12-18 months. Wellington believed that it would be prudent to exit the Portfolio’s position now and revisit this company at a later time when the new management has had an opportunity to understand and disclose all relevant information.

Future Investment Strategy — Bernstein

Bernstein anticipates equity risk premiums to rise. These higher risk premiums are simply one of the earliest effects of a backlash that Bernstein expects to have, far-reaching consequences for financial markets. Bernstein believes that the WorldCom debacle may trigger major changes in attitude and behavior on the part of both regulators and corporate managers, spurring regulators to tighten reporting standards and increase enforcement, while accountants and audit committees may err on the side of caution. This shift in what constitutes acceptable reporting practices, particularly with respect to revenue recognition, capitalization of expenses and the definition of what kind of expenses can be deemed extraordinary, will be positive in the long-term. But in the near-term, the impact is likely to be more volatility and uncertainty for the stock market. As companies rush to re-evaluate their reported earnings, Bernstein expects to see lower earnings and more financial restatements, which may contribute further to the anxiety that haunts financial markets.

Future Investment Strategy — Wellington

Economic conditions are improving, and the manufacturing sector is in an accelerating mode. Orders and production are posting solid gains. Consumer spending remains steady and importantly supported by an improving labor market. Profits are at an inflection point. Wellington believes that second half earnings comparisons will show strong positive growth from a year ago. As this earnings recovery gets underway, business investment may begin to recover. Wellington does not believe that the poor equity market performance will derail the economic recovery, though it may delay any interest rate rise contemplated by the Fed.

The views expressed in this report reflect those of the subadvisers only through the end of the period of the report as stated on the cover. The subadvisers’ views are subject to change at any time based on market and other conditions.

ENTERPRISE Accumulation Trust

Enterprise Accumulation Trust
Managed Portfolio
Portfolio of Investments (Unaudited) — June 30, 2002

	Number of Shares or Principal Amount	Value

Domestic Common Stocks — 97.68%

Advertising — 0.07%

Omnicom Group Inc.	13,500	$618,300

Aerospace — 0.85%

Boeing Company	50,200	2,259,000
Honeywell International Inc.	30,200	1,063,946
Lockheed Martin Corporation	31,200	2,168,400
Raytheon Company	38,000	1,548,500

		7,039,846

Airlines — 0.44%

Continental Airlines Inc. (Class B) (a) (o)	233,500	3,684,630

Automotive — 0.37%

Dana Corporation	29,000	537,370
Genuine Parts Company	9,900	345,213
TRW Inc.	38,000	2,165,240

		3,047,823

Banking — 7.12%

AmSouth Bancorporation	60,000	1,342,800
Bank of America Corporation	130,500	9,181,980
Bank One Corporation	73,700	2,835,976
FleetBoston Financial Corporation	70,600	2,283,910
J. P. Morgan Chase & Company	119,040	4,037,837
KeyCorp	548,000	14,960,400
National City Corporation	37,300	1,240,225
U.S. Bancorp	35,000	817,250
UnionBanCal Corporation (o)	314,800	14,748,380
Wachovia Corporation	156,000	5,956,080
Wells Fargo & Company	33,000	1,651,980

		59,056,818

Biotechnology — 0.33%

Amgen Inc. (a)	64,700	2,709,636

Broadcasting — 0.20%

Viacom Inc. (Class B) (a)	37,500	1,663,875

Business Services — 0.30%

Automatic Data Processing Inc.	9,200	400,660
Concord EFS Inc. (a)	34,000	1,024,760
Paychex Inc.	33,900	1,060,731

		2,486,151

Cable — 0.20%

Comcast Corporation (Class A) (a)	70,000	1,668,800

Chemicals — 0.86%

Ashland Inc.	28,000	1,134,000
Dow Chemical Company	101,242	3,480,700
Du Pont (E. I.) de Nemours & Company	55,900	2,481,960

		7,096,660
	Number of Shares or Principal Amount	Value

Computer Hardware — 5.49%

Cisco Systems Inc. (a)	1,605,000	$22,389,750
Dell Computer Corporation (a)	101,200	2,645,368
Hewlett-Packard Company	1,042,393	15,927,765
International Business Machines Corporation	64,100	4,615,200

		45,578,083

Computer Services — 0.46%

Electronic Data Systems Corporation	27,000	1,003,050
Unisys Corporation	313,000	2,817,000

		3,820,050

Computer Software — 2.45%

Mercury Interactive Corporation (a) (o)	13,000	298,480
Microsoft Corporation (a)	344,700	18,855,090
Oracle Corporation (a)	48,900	463,083
Veritas Software Corporation (a)	34,000	672,860

		20,289,513

Conglomerates — 0.16%

Textron Inc.	28,000	1,313,200

Construction — 0.30%

Centex Corporation (o)	43,000	2,484,970

Consumer Non-Durables — 0.35%

Avon Products Inc.	56,000	2,925,440

Consumer Products — 1.87%

Black & Decker Corporation	10,900	525,380
Eastman Kodak Company (o)	65,000	1,896,050
Procter & Gamble Company	62,900	5,616,970
Sherwin-Williams Company	120,800	3,615,544
Tupperware Corporation	33,400	694,386
Whirlpool Corporation	48,000	3,137,280

		15,485,610

Consumer Services — 2.44%

First Data Corporation	543,600	20,221,920

Crude & Petroleum — 4.88%

Burlington Resources Inc.	534,800	20,322,400
ChevronTexaco Corporation	48,266	4,271,541
Conoco Inc.	50,600	1,406,680
Exxon Mobil Corporation	354,354	14,500,166

		40,500,787

Electrical Equipment — 2.37%

Emerson Electric Company	28,000	1,498,280
General Electric Company	605,400	17,586,870
Tektronix Inc. (a)	30,100	563,171

		19,648,321

ENTERPRISE Accumulation Trust

Enterprise Accumulation Trust
Managed Portfolio — (Continued)
Portfolio of Investments (Unaudited) — June 30, 2002

	Number of Shares or Principal Amount	Value

Energy — 1.42%

Cinergy Corporation	59,300	$2,134,207
Exelon Corporation	185,100	9,680,730

		11,814,937

Entertainment & Leisure — 0.32%

Walt Disney Company	140,000	2,646,000

Fiber Optics — 0.09%

Corning Inc. (a) (o)	150,000	532,500
JDS Uniphase Corporation (a)	85,000	226,950

		759,450

Finance — 1.11%

Capital One Financial Corporation	30,000	1,831,500
Fiserv Inc. (a)	25,000	917,750
Household International Inc.	59,900	2,977,030
Lehman Brothers Holdings Inc.	25,300	1,581,756
MGIC Investment Corporation	9,000	610,200
Moody’s Corporation	26,400	1,313,400

		9,231,636

Food, Beverages & Tobacco — 6.49%

Anheuser-Busch Companies Inc.	111,800	5,590,000
Archer-Daniels-Midland Company	217,980	2,787,964
Coca-Cola Company	123,800	6,932,800
Conagra Inc.	108,800	3,008,320
Fortune Brands Inc.	27,500	1,540,000
General Mills Inc.	27,300	1,203,384
Pepsi Bottling Group Inc.	305,500	9,409,400
PepsiCo Inc.	40,000	1,928,000
Philip Morris Companies Inc.	189,300	8,268,624
R.J. Reynolds Tobacco Holdings Inc.	227,600	12,233,500
Sara Lee Corporation	45,000	928,800

		53,830,792

Health Care — 1.51%

Bausch & Lomb Inc. (o)	41,000	1,387,850
McKesson Corporation	340,600	11,137,620

		12,525,470

Hotels & Restaurants — 0.38%

Hilton Hotels Corporation	61,700	857,630
McDonald’s Corporation	80,400	2,287,380

		3,145,010

Machinery — 0.11%

Caterpillar Inc.	18,000	881,100

Manufacturing — 2.80%

3M Company	24,400	3,001,200
Cooper Industries Ltd.	31,000	1,218,300
Eaton Corporation	40,000	2,910,000
Ingersoll-Rand Company Ltd.	23,000	1,050,180
ITT Industries Inc.	12,000	847,200
Precision Castparts Corporation	430,200	14,196,600

		23,223,480
	Number of Shares or Principal Amount	Value

Media — 2.06%

AOL Time Warner Inc. (a)	1,020,550	$15,012,290
Gannett Company Inc.	27,500	2,087,250

		17,099,540

Medical Instruments — 1.83%

Cambrex Corporation	289,000	11,588,900
Medtronic Inc.	83,000	3,556,550

		15,145,450

Medical Services — 2.48%

Cardinal Health Inc.	44,000	2,702,040
Genzyme Corporation (a)	362,400	6,972,576
Health Management Associates Inc. (Class A) (a)	95,000	1,914,250
Humana Inc.	115,000	1,797,450
Manor Care Inc.	95,000	2,185,000
UnitedHealth Group Inc.	44,200	4,046,510
Wellpoint Health Networks Inc. (a)	12,000	933,720

		20,551,546

Metals & Mining — 0.32%

United States Steel Corporation	135,000	2,685,150

Misc. Financial Services — 10.23%

Ambac Financial Group Inc.	255,200	17,149,440
American Express Company	55,000	1,997,600
Citigroup Inc.	842,100	32,631,375
Fannie Mae	283,500	20,908,125
Freddie Mac	25,600	1,566,720
Merrill Lynch & Company Inc.	239,100	9,683,550
Morgan Stanley Dean Witter & Company	20,900	900,372

		84,837,182

Multi-Line Insurance — 2.60%

American International Group Inc.	138,324	9,437,847
Lincoln National Corporation	48,900	2,053,800
Marsh & McLennan Companies Inc.	93,800	9,061,080
MetLife Inc.	12,000	345,600
UnumProvident Corporation	25,000	636,250

		21,534,577

Oil Services — 0.39%

Occidental Petroleum Corporation	108,900	3,265,911

Paper Products — 0.29%

Louisiana Pacific Corporation	135,000	1,429,650
MeadWestvaco Corporation	30,000	1,006,800

		2,436,450

Pharmaceuticals — 10.63%

Abbott Laboratories	438,900	16,524,585
Baxter International Inc.	34,600	1,537,970
Bristol-Myers Squibb Company	73,800	1,896,660
Eli Lilly & Company	40,200	2,267,280

ENTERPRISE Accumulation Trust

Enterprise Accumulation Trust
Managed Portfolio — (Continued)
Portfolio of Investments (Unaudited) — June 30, 2002

	Number of Shares or Principal Amount	Value

Johnson & Johnson	172,400	$9,009,624
Merck & Company Inc.	108,300	5,484,312
Pfizer Inc.	437,200	15,302,000
Pharmacia Corporation	518,161	19,405,129
Schering-Plough Corporation	414,700	10,201,620
Wyeth	128,200	6,563,840

		88,193,020

Printing & Publishing — 2.00%

Donnelley (R. R.) & Sons Company	60,000	1,653,000
Lexmark International Group Inc. (a) (o)	274,700	14,943,680

		16,596,680

Property-Casualty Insurance — 0.32%

St. Paul Companies Inc.	68,500	2,666,020

Publishing — 0.10%

New York Times Company	16,800	865,200

Retail — 8.91%

American Greetings Corporation (o)	61,800	1,029,588
Bed Bath & Beyond Inc. (a)	60,000	2,264,400
Dillards Inc.	419,000	11,015,510
Equity Office Properties Trust	65,000	1,956,500
Federated Department Stores Inc. (a)	46,100	1,830,170
Home Depot Inc.	437,800	16,080,394
Kohl’s Corporation (a)	58,000	4,064,640
May Department Stores Company	57,800	1,903,354
Safeway Inc. (a)	409,100	11,941,629
Target Corporation	235,300	8,964,930
Wal-Mart Stores Inc.	184,400	10,143,844
Walgreen Company	70,000	2,704,100

		73,899,059

Savings and Loan — 0.97%

Golden West Financial Corporation	46,300	3,184,514
Washington Mutual Inc.	130,050	4,826,156

		8,010,670

Semiconductors — 2.02%

Advanced Micro Devices Inc. (a)	94,000	913,680
Altera Corporation (a)	65,000	884,000
Applied Materials Inc. (a)	116,000	2,206,320
Intel Corporation	397,800	7,267,806
Maxim Integrated Products Inc. (a)	61,500	2,357,295
Micron Technology Inc. (a)	100,000	2,022,000
Texas Instruments Inc.	46,900	1,111,530

		16,762,631

Telecommunications — 3.16%

AT&T Corporation	805,500	8,618,850
BellSouth Corporation	94,500	2,976,750
SBC Communications Inc.	191,400	5,837,700
	Number of Shares or Principal Amount	Value

Sprint Corporation	152,400	$1,616,964
Verizon Communications Inc.	177,716	7,135,297
WorldCom Inc. (a)	170,400	17,040

		26,202,601

Transportation — 2.53%

Burlington Northern Santa Fe Corporation	8,800	264,000
FedEx Corporation	268,900	14,359,260
Norfolk Southern Corporation	205,900	4,813,942
Union Pacific Corporation	24,800	1,569,344

		21,006,546

Utilities — 0.93%

Ameren Corporation	61,200	2,632,212
American Electric Power Inc.	70,700	2,829,414
Xcel Energy Inc.	133,877	2,245,117

		7,706,743

Wireless Communications — 0.17%

AT&T Wireless Services Inc. (a)	76,202	445,782
Motorola Inc.	52,000	749,840
Sprint PCS (a)	51,440	229,937

		1,425,559

Total Domestic Common Stocks
(Identified cost $917,763,231)		810,288,843

Foreign Stocks — 0.85%

Crude & Petroleum — 0.80%

Royal Dutch Petroleum Company (ADR)	119,800	6,621,346

Food, Beverages & Tobacco — 0.05%

Unilever	7,000	453,600

Total Foreign Stocks
(Identified cost $7,609,963)		7,074,946

U.S. Treasury Obligations — 0.09%

U.S. Treasury Bills — 0.09%
1.685% due 09/12/02	$370,000	368,548
1.915% due 10/03/02	350,000	348,250

Total U.S. Treasury Obligations
(Identified cost $716,798)		716,798

ENTERPRISE Accumulation Trust

Enterprise Accumulation Trust
Managed Portfolio — (Continued)
Portfolio of Investments (Unaudited) — June 30, 2002

	Number of Shares or Principal Amount	Value

Repurchase Agreement — 1.59%

State Street Bank & Trust Repurchase Agreement 1.45% due 07/01/02 Maturity Value $13,222,598 Collateral: U.S. Treasury Bond $13,555,000, Zero Coupon, due 9/26/02, Value $13,494,003	$13,221,000	$13,221,000

Total Repurchase Agreement
(Identified cost $13,221,000)		13,221,000

Value

Total Investments
(Identified cost $939,310,992)	$831,301,587

Other Assets Less Liabilities — (0.21)%	(1,772,070)

Net Assets — 100%	$829,529,517

(a)	Non-income producing security.
(o)	Security, or portion thereof, out on loan at June 30, 2002.
(ADR)	American Depository Receipt.

Open futures contracts as of June 30, 2002 are as follows:

Description	Expiration Month	Contracts	Unrealized Appreciation/Depreciation
S&P 500 Index	09/02	38	$(232,173)

See notes to financial statements.

ENTERPRISE Accumulation Trust

Enterprise Accumulation Trust
High-Yield Bond Portfolio
Subadviser’s Comments

Caywood-Scholl Capital Management
San Diego, California

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for Enterprise Accumulation Trust.

Caywood-Scholl Capital Management (“Caywood-Scholl”) has been subadviser to the Enterprise High-Yield Bond Portfolio since November 19, 1994. Caywood-Scholl manages approximately $1.5 billion for institutional clients, and its normal investment minimum is $3 million.

Investment Objective

The objective of the Enterprise High-Yield Bond Portfolio is to seek maximum current income.

Investment Strategies

The High-Yield Bond Portfolio normally invests at least 80 percent of its net assets (plus any borrowings for investment purposes) in bonds that are below investment grade. The Portfolio generally invests in high-yield, income producing U.S. corporate bonds that are rated B3 to Ba1 by Moody’s Investors Service, Inc. (“Moody’s”) or B– to BB+ by Standard & Poor’s Corporation (“S&P”), which are commonly known as “junk bonds.” The Portfolio’s investments are selected by the subadviser after examination of the economic outlook to determine those industries that appear favorable for investment. Industries going through a perceived decline generally are not candidates for selection. After the industries are selected, the subadviser identifies bonds of issuers within those industries based on their creditworthiness; their yields in relation to their credit and the relative value in relation to the high yield market. Companies near or in bankruptcy are not considered for investment. The Portfolio does not purchase bonds in the lowest ratings categories (rated Ca or lower by Moody’s or CC or lower by S&P or which, if unrated, in the judgment of the subadviser have characteristics of such lower-grade bonds). Should an investment be subsequently downgraded to Ca or lower or CC or lower, the subadviser has discretion to hold or liquidate the security. Subject to the restrictions described above, under normal circumstances, up to 20 percent of the Portfolio’s assets may include: (1) bonds rated Caa by Moody’s or CCC by S&P; (2) unrated debt securities which, in the judgment of the subadviser, have characteristics similar to those described above; (3) convertible debt securities; (4) puts, calls and futures as hedging devices; (5) foreign issuer debt securities; and (6) short-term money market instruments, including certificates of deposit, commercial paper, U.S. Government securities and other income-producing cash equivalents. The Portfolio may lend portfolio securities on a short-term or long-term basis up to 33 1/3 percent of its total assets, including collateral received for securities lent.

2002 First Half Performance Review

The macro themes of accounting integrity and corporate credibility overwhelmed the high-yield market’s positive technical characteristics resulting in a very difficult quarter. In particular, the high-yield market has been significantly impacted by the rapid collapse of Adelphia Communications Corporation and WorldCom. The magnitude of the questionable accounting practices of these companies has disillusioned many investors. The heightened level of investor distrust created by these financial implosions has caused bond investors to reassess some of the traditional metrics used to evaluate credit risk, such as, EBITDA, operating cash flow, and asset values. The impact has been a contagion effect whereby several industries have been hit hard with respect to the prices of their securities and access to capital. Included within these industries are cable, independent power producers, media, pipelines, and telecommunications. Caywood-Scholl witnessed the spread of a contagion effect whereby many traditionally asset rich, investment grade companies found their bonds trading at high-yield levels. Included in this group were AOL Time Warner Inc., AT&T, Cox Communications, El Paso Energy, Sprint, and Williams. As these high-grade issuers’ bonds depreciated in value, their high-yield brethren’s securities adjusted downward in value to reflect the appropriate risk discounts. Accordingly, the high-yield indices had their worst month ever in June. However, because the indices had such a heavy weighting in

ENTERPRISE Accumulation Trust

Enterprise Accumulation Trust — (Continued)
High-Yield Bond Portfolio
Subadviser’s Comments

Qwest Communications and WorldCom, they were hit much harder than money managers with well-diversified portfolios.

In addition to problems experienced in high-yield, the economy has seen the broader market reduce its expectations of a recovery in corporate profitability. The combination of waning confidence in corporate America and the capital markets caused investors to hem in their appetite for risk. In the high-yield market, this risk reduction trend has manifested itself in the further reinforcement of the bifurcated market. Whereby the higher quality portion of the market generally trades in a 7.5 percent to 9.0 percent range, the lower quality portion trades between 12 percent and 25 percent.

Future Investment Strategy

The consensus expectation for the second half of the year is for a modest economic pickup. Any sort of improvement should help lower the high-yield bond default rate. Moody’s expects the default rate to decline from 10.25 percent in May to 8.3 percent by year-end on a modest recovery assumption. In addition to economic expectations, The Fed’s survey of senior loan officers is known to be a statistically reliable leading indicator of default rates. In the most recent survey, April 2002, there was a decline in tightening standards from the preceding survey, thus a positive indication of lower future default rates.

As the economy improves and capital becomes more readily available, Caywood-Scholl expects high-yields to provide attractive risk adjusted returns. Extremely wide spreads for the Merrill Lynch High-Yield Index at 0.781 percent and 0.734 percent over treasuries for June 2002 and December 2001, respectively, may help provide upside potential for the second half of the year. The Portfolio will maintain its defensive posture, emphasizing liquidity and diversification while investing in the higher quality tiers of the market.

There are specific risks associated with the types of bonds held in the Portfolio, which include defaults by the issuer, market valuation, and interest rate sensitivity.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser’s views are subject to change at any time based on market and other conditions.

ENTERPRISE Accumulation Trust

Enterprise Accumulation Trust
High-Yield Bond Portfolio
Portfolio of Investments (Unaudited) — June 30, 2002

	Number of Shares or Principal Amount	Value

Domestic Corporate Bonds — 86.18%

Apparel & Textiles — 0.87%

Fruit of the Loom Inc. (b) 8.875% due 04/15/06	$300,000	$6,750
Levi Strauss & Company (o) 7.00% due 11/01/06	600,000	498,000
Levi Strauss & Company (o) 11.625% due 01/15/08	450,000	427,500

		932,250

Automotive — 3.86%

Autonation Inc. 9.00% due 08/01/08	1,300,000	1,339,000
Avis Group Holdings Inc. 11.00% due 05/01/09	650,000	708,500
Navistar International Corporation 9.375% due 06/01/06	350,000	360,500
Sonic Automotive Inc. 11.00% due 08/01/08	850,000	892,500
United Rentals Inc. (Series B) (o) 8.80% due 08/15/08	850,000	841,500

		4,142,000

Banking — 0.61%

Western Financial Bank 9.625% due 05/15/12	650,000	650,000

Broadcasting — 5.22%

Echostar DBS Corporation (144A) 9.125% due 01/15/09	500,000	457,500
Echostar DBS Corporation (o) 9.375% due 02/01/09	850,000	786,250
Fox Family Worldwide Inc. (c) 0%/10.25% due 10/31/07	316,705	337,686
Fox Family Worldwide Inc. 9.25% due 11/01/07	500,000	528,750
Fox Sports Networks LLC (c) 0%/9.75% due 08/15/07	2,000,000	2,040,000
Sinclair Broadcast Group Inc. (o) 8.75% due 12/15/07	800,000	796,000
Sinclair Broadcast Group Inc. 8.75% due 12/15/11	300,000	300,000
Sinclair Broadcast Group Inc. (o) 8.00% due 03/15/12	350,000	344,750

		5,590,936

Building & Construction — 1.64%

Building Materials Corporation America 7.75% due 07/15/05	300,000	264,375
Integrated Electrical Services (o) 9.375% due 02/01/09	900,000	864,000
Nortek Inc. 8.875% due 08/01/08	400,000	403,000
Nortek Inc. (Series B) 9.125% due 09/01/07	225,000	227,812

		1,759,187
	Number of Shares or Principal Amount	Value

Business Services — 1.41%

Xerox Corporation (144A) 9.75% due 01/15/09	$550,000	$451,000
Xerox Corporation (o) 7.20% due 04/01/16	1,500,000	1,065,000

		1,516,000

Cable — 2.76%

Adelphia Communications Corporation 7.875% due 05/01/09 (b)	50,000	19,250
Adelphia Communications Corporation 9.375% due 11/15/09 (b)	400,000	162,000
Charter Communication Holdings (o) 8.25% due 04/01/07	1,375,000	921,250
Charter Communications Holdings 10.00% due 04/01/09	650,000	448,500
CSC Holdings Inc. (o) 7.625% due 04/01/11	1,750,000	1,408,015

		2,959,015

Chemicals — 0.94%

Lyondell Chemical Company 9.875% due 05/01/07	350,000	335,125
PCI Chemicals Canada Company (o) 10.00% due 12/31/08	198,502	135,229
Pioneer Americas Inc. (v) 5.355% due 09/30/02	$66,166	43,091
Pioneer Companies Inc.	12,835	25,670
Scotts Company (144A) 8.625% due 01/15/09	$450,000	464,063

		1,003,178

Communications — 0.00%

Globalstar Telecommunications (Wts) (a)(d)	450	—
Loral Space & Communications Ltd. (Wts) (a)	600	278
Loral Space & Communications (Wts) (a)	5,235	3,141

		3,419

Computer Services — 0.00%

Axiohm Transaction Solutions (b)	$4,056	—

Computer Software — 0.00%

Verado Holdings Inc. (Wts) (144A)	300	89

Consumer Products — 2.83%

Chattem Inc. (Series B) 8.875% due 04/01/08	$427,000	431,270
Elizabeth Arden Inc. (o) 11.75% due 02/01/11	600,000	615,000
French Fragrances Inc. (Series B) 10.375% due 05/15/07	350,000	323,750

ENTERPRISE Accumulation Trust

Enterprise Accumulation Trust
High-Yield Bond Portfolio — (Continued)
Portfolio of Investments (Unaudited) — June 30, 2002

	Number of Shares or Principal Amount	Value

French Fragrances Inc. (Series D) 10.375% due 05/15/07	$200,000	$182,000
Sealy Mattress Company (Series B) (c) (o) 0%/10.875% due 12/15/07	1,500,000	1,477,500

		3,029,520

Containers/Packaging — 1.07%

Owens Illinois Inc. 8.10% due 05/15/07	550,000	519,750
Owens Illinois Inc. (o) 7.35% due 05/15/08	700,000	630,000

		1,149,750

Electrical Equipment — 0.97%

BRL Universal Equipment 8.875% due 02/15/08	1,050,000	1,039,500

Energy — 2.78%

Calpine Canada Energy Finance (o) 8.50% due 05/01/08	2,100,000	1,438,500
Calpine Corporation (o) 7.75% due 04/15/09	250,000	162,500
Calpine Corporation (o) 8.625% due 08/15/10	300,000	195,000
CMS Energy Corporation (o) 9.875% due 10/15/07	100,000	75,000
CMS Energy Corporation 7.50% due 01/15/09	650,000	448,500
Cogentrix Energy Inc. 8.75% due 10/15/08	350,000	347,318
Ocean Energy Inc. (Series B) 8.375% due 07/01/08	300,000	316,500

		2,983,318

Entertainment & Leisure — 0.24%

Mohegan Tribal Gaming Authority 8.75% due 01/01/09	250,000	259,063

Fiber Optics — 0.04%

Williams Communications Group (b) 11.70% due 08/01/08	575,000	44,563

Finance — 1.93%

Ford Motor Credit Company (o) 6.50% due 01/25/07	450,000	450,411
Midland Funding Corporation 10.33% due 07/23/02	17,875	17,875
Pemex Project Funding Master Trust, 9.125% due 10/13/10	500,000	525,000
Qwest Capital Funding Inc. (o) 7.25% due 02/15/11	950,000	532,000
UCAR Finance Inc. (144A) 10.25% due 02/15/12	300,000	306,000
Western Financial Bank 8.875% due 08/01/07	250,000	240,789

		2,072,075
	Number of Shares or Principal Amount	Value

Food, Beverages & Tobacco — 4.70%

Canandaigua Brands Inc. (o) 8.625% due 08/01/06	$750,000	$787,500
Canandaigua Brands Inc. (144A) 8.50% due 03/01/09	200,000	206,000
Cott Beverages Inc. 8.00% due 12/15/11	400,000	404,000
Dole Food Inc. (144A) 7.25% due 05/01/09	800,000	817,982
Ingles Markets Inc. 8.875% due 12/01/11	500,000	497,500
NBTY Inc. (Series B) 8.625% due 09/15/07	550,000	545,875
Stater Brothers Holdings Inc. 10.75% due 08/15/06	850,000	875,500
Winn-Dixie Stores Inc. (o) 8.875% due 04/01/08	900,000	900,000

		5,034,357

Gaming — 0.57%

Circus Circus Enterprises Inc. (o) 9.25% due 12/01/05	400,000	411,000
Mirage Resorts Inc. 6.75% due 08/01/07	200,000	200,835

		611,835

Health Care — 2.45%

Beverly Enterprises Inc. 9.625% due 04/15/09	850,000	871,250
Dade International Inc. (Series B) (b) 11.125% due 05/01/06	500,000	467,375
Healthsouth Corporation (o) 8.50% due 02/01/08	750,000	787,500
Healthsouth Corporation (o) 10.75% due 10/01/08	450,000	497,250

		2,623,375

Hotels & Restaurants — 10.33%

Boyd Gaming Corporation 9.50% due 07/15/07	500,000	505,000
Foodmaker Corporation (Series B) 9.75% due 11/01/03	150,000	151,500
Foodmaker Inc. 8.375% due 04/15/08	1,250,000	1,282,812
Hilton Hotels Corporation 7.625% due 05/15/08	950,000	969,419
HMH Properties Inc. 7.875% due 08/01/08	150,000	142,875
Host Marriott 8.375% due 02/15/06	500,000	490,000
Host Marriott (144A) 9.50% due 01/15/07	800,000	807,000
John Q Hammons Hotels LP (144A) 8.875% due 05/15/12	300,000	294,000
Mandalay Resort Group (o) 10.25% due 08/01/07	450,000	471,938

ENTERPRISE Accumulation Trust

Enterprise Accumulation Trust
High-Yield Bond Portfolio — (Continued)
Portfolio of Investments (Unaudited) — June 30, 2002

	Number of Shares or Principal Amount	Value

Meristar Hospitality Corporation 9.125% due 01/15/11	$800,000	$764,000
MGM Grand Inc. (o) 9.75% due 06/01/07	850,000	896,750
MGM Mirage Inc. 8.50% due 09/15/10	600,000	625,714
Park Place Entertainment Corporation (144A) (o) 7.875% due 03/15/10	850,000	843,625
Park Place Entertainment Corporation, 8.125% due 05/15/11	1,225,000	1,218,875
Starwood Hotels & Resorts (144A) 7.875% due 05/01/12	750,000	735,000
Station Casinos Inc. (o) 8.875% due 12/01/08	600,000	609,000
Station Casinos Inc. (o) 9.875% due 07/01/10	250,000	264,375

		11,071,883

Machinery — 3.11%

Briggs & Stratton Corporation (o) 8.875% due 03/15/11	1,000,000	1,050,000
Columbus McKinnon Corporation (o) 8.50% due 04/01/08	300,000	276,000
Dresser Inc. (144A) 9.375% due 04/15/11	450,000	455,625
Flowserve Corporation 12.25% due 08/15/10	325,000	367,250
Navistar International Corporation (Series B) (o) 8.00% due 02/01/08	150,000	144,375
Teekay Shipping Corporation 8.875% due 07/15/11	1,000,000	1,040,000

		3,333,250

Media — 2.28%

AOL Time Warner Inc. (o) 5.625% due 05/01/05	1,000,000	981,212
AOL Time Warner Inc. (o) 6.875% due 05/01/12	500,000	461,124
Corus Entertainment Inc. 8.75% due 03/01/12	1,000,000	1,000,000

		2,442,336

Medical Instruments — 2.71%

Advanced Medical Optics Inc. (144A) 9.25% due 07/15/10	$1,100,000	1,086,250
Charles River Labs Inc. (Wts) (a) (144A)	250	56,677
Fisher Scientific International Inc. 9.00% due 02/01/08	$650,000	664,625
Fisher Scientific International Inc. (144A) 8.125% due 05/01/12	750,000	746,250
Fisher Scientific International Inc. 7.125% due 12/15/05	350,000	347,375

		2,901,177
	Number of Shares or Principal Amount	Value

Medical Services — 1.71%

Amerisourcebergen Corporation 8.125% due 09/01/08	$150,000	$154,875
Triad Hospitals Holdings Inc. 11.00% due 05/15/09	700,000	770,000
Triad Hospitals Inc. 8.75% due 05/01/09	50,000	52,250
Warner Chilcott Inc. 12.625% due 02/15/08	750,000	856,875

		1,834,000

Metals & Mining — 2.72%

Alaska Steel Corporation (144A) 7.75% due 06/15/12	700,000	693,000
Steel Dynamics Inc. (144A) 9.50% due 03/15/09	250,000	263,750
United States Steel LLC (144A) 10.75% due 08/01/08	1,100,000	1,144,000
Williams Companies Inc. (o) 7.125% due 09/01/11	1,000,000	809,800

		2,910,550

Oil Services — 6.64%

Chesapeake Energy Corporation 8.375% due 11/01/08	700,000	700,000
Chesapeake Energy Corporation (o) 8.125% due 04/01/11	650,000	638,625
El Paso Corporation (o) 7.00% due 05/15/11	550,000	526,365
El Paso Corporation (144A) 7.875% due 06/15/12	200,000	201,354
EOTT Energy Partners LP 11.00% due 10/01/09	125,000	90,000
Forest Oil Corporation (144A) 7.75% due 05/01/14	100,000	96,500
Grant Prideco Inc. (o) 9.625% due 12/01/07	450,000	470,250
Key Energy Services Inc. 8.375% due 03/01/08	750,000	768,750
Nuevo Energy Company (o) 9.50% due 06/01/08	650,000	654,875
Pioneer Natural Resources Company (144A) 9.625% due 04/01/10	1,575,000	1,731,051
Tesoro Petroleum Corporation (144A) (o) 9.625% due 04/01/12	700,000	640,500
Trico Marine Services Inc. (144A) 8.875% due 05/15/12	600,000	594,000

		7,112,270

Other — 0.10%

Vicar Operating Inc. 9.875% due 12/01/09	100,000	105,000

ENTERPRISE Accumulation Trust

Enterprise Accumulation Trust
High-Yield Bond Portfolio — (Continued)
Portfolio of Investments (Unaudited) — June 30, 2002

	Number of Shares or Principal Amount	Value

Paper & Forest Products — 1.06%

Buckeye Cellulose Corporation (o) 8.50% due 12/15/05	$250,000	$225,000
Georgia Pacific Corporation (o) 8.125% due 05/15/11	950,000	909,243

		1,134,243

Pharmaceuticals — 1.57%

AdvancePCS 8.50% due 04/01/08	700,000	722,750
Biovail Corporation 7.875% due 04/01/10	1,000,000	965,000

		1,687,750

Printing & Publishing — 0.60%

Nebraska Book Company Inc. 8.75% due 02/15/08	350,000	341,250
Primedia Inc. (o) 8.875% due 05/15/11	400,000	300,000

		641,250

Real Estate — 0.75%

Felcor Lodging LP 8.50% due 06/01/11	475,000	465,500
Meristar Hospitality Corporation Operating Partnership (144A) 9.125% due 01/15/11	350,000	334,250

		799,750

Retail — 6.33%

Amerigas Partners LP/Amerigas Eagle Finance Corporation (o) 8.875% due 05/20/11	950,000	988,000
Buhrmann U.S. Inc. 12.25% due 11/01/09	325,000	338,000
Cole National Group Inc. 8.625% due 08/15/07	950,000	938,125
Gap Inc. (c) (o) 0%/10.55% due 12/15/08	450,000	464,218
K Mart Corporation (144A) (b) 9.875% due 06/15/08	800,000	316,000
Michaels Stores Inc. 9.25% due 07/01/09	1,000,000	1,060,000
Penney (JC) Company Inc. 7.65% due 08/15/16	400,000	340,000
Penney (JC) Company Inc. 8.25% due 08/15/22	1,000,000	877,500
Petco Animal Supplies Inc. (o) 10.75% due 11/01/11	1,050,000	1,134,000
Saks Inc. (o) 8.25% due 11/15/08	350,000	330,750

		6,786,593

Semiconductors — 0.42%

Amkor Technology Inc. 9.25% due 05/01/06	550,000	451,000

Telecommunications — 4.31%

Block Communications (144A) 9.25% due 04/15/09	200,000	200,000
	Number of Shares or Principal Amount	Value

Crown Castle International Corporation (c) (o) 0%/10.625% due 11/15/07	$900,000	$603,000
Crown Castle International Corporation (o) 9.375% due 08/01/11	$300,000	189,000
E. Spire Communications Inc. (Wts) (a) (d) (144A)	300	—
Global Crossings Holdings Ltd. (b) (o) 9.625% due 05/15/08	$950,000	9,500
Intermedia Communications Inc. (c) (n) (o) (Series B) 0%/11.25% due 07/15/07	100,000	31,000
Intermedia Communications Inc. (n) (o) (Series B) 8.50% due 01/15/08	150,000	46,500
Level 3 Communications Inc. 6.00% due 09/15/09	300,000	78,000
Level 3 Communications Inc. 6.00% due 03/15/10	650,000	153,563
Lucent Technologies Inc. 6.45% due 03/15/29	650,000	334,750
Nextel Communications (c) 0%/10.65% due 09/15/07	900,000	490,500
Nextel Communications (c) (o) 0%/9.95% due 02/15/08	200,000	96,000
Nextlink Communications (b) (c) 0%/9.45% due 04/15/08	1,050,000	15,750
Nextlink Communications (b) 10.75% due 11/15/08	50,000	1,250
Panamsat Corporation (144A) 8.50% due 02/01/12	1,450,000	1,334,000
Pathnet Inc. (b) 12.25% due 04/15/08	$250,000	2,500
Pathnet Inc. (Wts) (a) (d) (144A)	250	—
Sprint Capital Corporation (144A) 8.375% due 03/15/12	$700,000	579,918
Telecorp PCS Inc. (o) 10.625% due 07/15/10	422,000	394,570
Worldcom Inc. (n) (o) 7.50% due 05/15/11	400,000	60,000

		4,619,801

Textiles — 1.99%

Interface Inc. 10.375% due 02/01/10	600,000	639,000
Phillips Van Heusen Corporation 9.50% due 05/01/08	1,050,000	1,065,750
Polymer Group Inc. (Series B) (b) (o) 9.00% due 07/01/07	525,000	105,000
Westpoint Stevens Inc. 7.875% due 06/15/08	525,000	320,250

		2,130,000

Utilities — 2.10%

AES Corporation 9.50% due 06/01/09	200,000	132,000
AES Corporation (o) 9.375% due 09/15/10	400,000	260,000

ENTERPRISE Accumulation Trust

Enterprise Accumulation Trust
High-Yield Bond Portfolio — (Continued)
Portfolio of Investments (Unaudited) — June 30, 2002

	Number of Shares or Principal Amount	Value
AES Corporation (o) 8.875% due 02/15/11	$450,000	$279,000

Ferrellgas Partners LP (Series B) 9.375% due 06/15/06	600,000	618,000
Mirant Americas Generation LLC (o) 8.30% due 05/01/11	1,200,000	960,000

		2,249,000

Waste Management — 1.91%

Allied Waste North America Inc. 7.625% due 01/01/06	600,000	579,000
Allied Waste North America Inc. 7.875% due 01/01/09	750,000	720,000
Allied Waste North America Inc. (o) 10.00% due 08/01/09	500,000	491,290
Waste Management Inc. 7.375% due 08/01/10	250,000	259,588

		2,049,878

Wireless Communications — 0.65%

AT&T Wireless 8.125% due 05/01/12	$100,000	81,544
Leap Wireless International Inc. (Wts) (a) (d) (144A)	4,500	—
Voicestream Wireless Corporation 11.50% due 09/15/09	$500,000	455,000
Voicestream Wireless Corporation 10.375% due 11/15/09	171,918	165,041

		701,585

Total Domestic Corporate Bonds
(Identified cost $101,166,903)		92,364,746

Foreign Bonds — 7.73%

Broadcasting — 2.37%

Grupo Televisa 8.00% due 09/13/11	1,350,000	1,269,000
Rogers Communications Inc. 9.125% due 01/15/06	200,000	184,000
Rogers Communications Inc. (o) 8.875% due 07/15/07	500,000	455,000
Satelites Mexicanos 10.125% due 11/01/04	1,100,000	528,000
Tv Azteca 10.50% due 02/15/07	100,000	97,000

		2,533,000

Energy — 0.28%

YPF Sociedad Anonima (o) 9.125% due 02/24/09	500,000	300,000

Finance — 0.37%

PDVSA Finance Ltd. (o) 9.375% due 11/15/07	400,000	395,000

Government Bond — 2.01%

United Mexican States 9.875% due 01/15/07	250,000	280,000
	Number of Shares or Principal Amount	Value

United Mexican States (o) 8.625% due 03/12/08	$500,000	$534,250
United Mexican States 9.875% due 02/01/10	1,200,000	1,344,000

		2,158,250

Manufacturing — 0.39%

Tyco International Group (o) 6.375% due 10/15/11	550,000	421,031

Oil Services — 0.45%

Petroleos Mexicano (144A) 9.375% due 12/02/08	$450,000	482,625

Telecommunications — 1.08%

AT&T Canada Inc. Deposit Receipts (Class B) (a) (o)	342	10,872
Flag Ltd. (b) (o) 8.25% due 01/30/08	$550,000	49,500
Rogers Cantel Inc. (o) 8.80% due 10/01/07	650,000	422,500
Telewest Communications (c) (o) 0/9.25% due 04/15/09	1,450,000	435,000
Telewest Communications (o) 9.875% due 02/01/10	350,000	136,500
Telewest PLC 11.00% due 10/01/07	$250,000	100,000

		1,154,372

Transportation — 0.19%

TBS Shipping International Ltd. (Common Stock) (a) (d) (k)	5,000	—
TBS Shipping International Ltd. (Preferred Stock) (a) (d) (k)	5,356	—
TBS International Limited (Wts) (a) (d) (k)	13,333	—
TBS Shipping International Ltd. 10.00% due 02/08/08 (d) (k) (o)	$216,375	62,749
TFM (o) 10.25% due 06/15/07	150,000	140,250

		202,999

Wireless Communications — 0.59%

Grupo Iusacell 14.25% due 12/01/06	850,000	637,500

Total Foreign Bonds
(Identified cost $11,457,567)		8,284,777

Convertible Corporate Bonds — 0.42%

Wireless Communications — 0.42%

Nextel Communications (o) 5.25% due 01/15/10	1,100,000	455,125

Total Convertible Corporate Bonds
(Identified cost $739,820)		455,125

ENTERPRISE Accumulation Trust

Enterprise Accumulation Trust
High-Yield Bond Portfolio — (Continued)
Portfolio of Investments (Unaudited) — June 30, 2002

	Number of Shares or Principal Amount	Value

U.S. Treasury Obligations — 0.14%

U.S. Treasury Bonds — 0.14%

4.375% due 05/15/07	$150,000	$152,063

Total U.S. Treasury Obligations
(Identified cost $150,625)		152,063

Repurchase Agreement — 2.85%

State Street Bank & Trust Repurchase Agreement, 1.45% due 07/01/02 Maturity Value $3,058,370 Collateral: U.S. Treasury Bond $3,135,000, Zero Coupon, due 09/26/02, Value $3,120,893	3,058,000	3,058,000

Total Repurchase Agreement
(Identified cost $3,058,000)		3,058,000

Value

Total Investments
(Identified cost $116,572,916)	$104,314,711

Other Assets Less Liabilities — 2.68%	2,871,484

Net Assets — 100%	$107,186,195

(a)	Non-income producing security.
(b)	Security is in bankruptcy and/or is in default of interest payment. Portfolio has ceased accrual of interest.
(c)
Zero Coupon or Step Bond — The interest rate on a step bond represents the rate of interest that will commence its accrual on a predetermined date. The rate shown for zero coupon bonds is the current effective yield.

(d)	Security is fair valued at June 30, 2002.
(k)	Illiquid Security.
(n)	Declared bankruptcy since June 30, 2002. Portfolio has since ceased accrual.
(o)	Security, or portion thereof, out on loan at June 30, 2002.
(v)	Variable interest rate security, Interest rate is as of June 30, 2002.
(Wts)
Warrants — Warrants entitle the portfolio to purchase a predetermined number of shares of stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.

(144A)	The security may only be offered and sold to “qualified institutional buyers” under Rule 144A of the Securities Act of 1933.

ENTERPRISE Accumulation Trust

Enterprise Accumulation Trust
Total Return Portfolio
Subadviser’s Comments

Pacific Investment Management Company, LLC
Newport Beach, California

Investment Management

Enterprise Capital Management, Inc. is the registered investment adviser for Enterprise Accumulation Trust.

Founded in 1971, Pacific Investment Management Company (“PIMCO”) has grown to become a worldwide leader in fixed income money management. PIMCO is headquartered in Newport Beach, Calif. with offices in Munich, London, Tokyo, Sydney and Singapore. The firm has approximately $274 billion in assets under management, and its normal investment minimum is $75 million.

Investment Objective

The objective of the Enterprise Total Return Portfolio is capital appreciation.

Investment Strategies

The Total Return Portfolio invests primarily in a diversified portfolio of fixed income instruments of varying maturities. These instruments will be primarily investment grade debt securities, but may include high yield securities, known as “junk bonds,” rated CCC to BB by S&P, Caa to Ba by Moody’s, or, if unrated, determined by the subadviser to be of comparable quality. Junk bonds may comprise no more than 20 percent of the Portfolio’s total assets. In selecting fixed income securities, the subadviser will use various techniques, including economic forecasting, interest rate anticipation, credit and call risk analysis, foreign currency exchange rate forecasting and other securities selection techniques. The Portfolio’s performance will be measured against the Lehman Brothers U.S. Universal Index. This Index is designed to capture a broad range of fixed income securities issued in U.S. dollars, including U.S. government and investment grade debt, as well as junk bonds, Eurobonds, illiquid securities and emerging market debt. The Portfolio may invest in any of the components of the index. The “total return” sought by the Portfolio consists of income earned on the Portfolio’s investments, plus capital appreciation, if any, which generally arises from decreases in interest rates or improving credit fundamental for a particular sector or security. The Portfolio may invest up to 30 percent of its assets in securities denominated in foreign currencies and without limit in U.S. dollar denominated securities of foreign issuers. The Portfolio will normally hedge at least 75 percent of its exposure to foreign currency to reduce the risk of loss due to fluctuations in currency exchange rates. For risk management purposes or as part of its investment strategy, the Portfolio may invest all of its assets in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities. The subadviser expects a high portfolio turnover rate of 100 percent or more. The Portfolio may also lend portfolio securities on a short-term or long-term basis, up to 33 1/3 percent of its total assets.

2002 First Half Performance Review

Interest rates fell and most bonds gained as investors sought a safe haven amid turbulent financial markets. Sources of volatility were: outrage at accounting and corporate governance scandals among telecom and energy/pipeline companies, losses in Brazilian bonds amid election-related uncertainty, and a sharp fall in the dollar. Treasuries outpaced corporate bonds and non-U.S. bonds amid strong demand for safe, stable and liquid assets. Mortgages also performed well given their high yields and strong credit quality.

The Portfolio lagged its benchmark for the six-month period ended June 30, 2002. PIMCO sought to anticipate reflationary forces in the markets by moving toward near-index duration and increasing exposure to stable, attractively priced corporates. While positioning the Portfolio early for an expected turn in the economy may pay off in the long run, these strategies detracted from year-to-date returns. Near-index duration was neutral for returns. A near-index yield curve position was neutral for returns. Increased corporate exposure, especially holdings of telecom and energy/pipeline companies, was negative for returns. Asset-backed bonds were positive as investors sought their strong collateral protection and premium yields. Emerging market bonds detracted from returns as Brazil’s problems adversely

ENTERPRISE Accumulation Trust

Enterprise Accumulation Trust — (Continued)
Total Return Portfolio
Subadviser’s Comments

affected the entire asset class. An increased allocation to developed non-U.S. bonds was modestly negative as the flight to safety caused U.S. interest rates to fall the most.

Future Investment Strategy

PIMCO believes the era of disinflation is over. Reflation may dominate over the next several years, sustaining a mild recovery with inflation peaking at 3 to 4 percent. This turning point may prove difficult for financial assets, as interest rates may trend higher in a reflationary environment. PIMCO believes that the cyclical recovery in the U.S. may slow as concerns about corporate governance and accounting issues will discourage a revival in business investment.

PIMCO will limit interest rate risk and focus the Portfolio on higher-yielding mortgage, corporate and emerging market bonds that provide a margin of safety. Target duration will be near or modestly below the benchmark given PIMCO’s expectations for an upward bias in rates. Focus on short/intermediate maturity issues, which are less sensitive to reflationary pressures than longer maturities. PIMCO will continue to overweight mortgages to capture premium yields with minimal credit risk, but target allocation closer to benchmark levels following the strong rally in this sector. PIMCO’s target for the Portfolio will be near-index weighting of corporates, focusing security selection on stable credits with sound corporate governance and transparent accounting practices. PIMCO’s outlook for telecom and energy/pipeline holdings that hurt performance in the second quarter is positive given their strong cash flow and asset coverages. Emerging market bonds with solid credit fundamentals, such as Brazil, may be an attractive source of yield going forward despite recent negative performance. The Portfolio will hold high quality asset-backed securities to benefit from strong collateral protection and attractive yields and increase developed non-U.S. positions, especially in the Eurozone, which continue to offer attractive relative value.

There are specific risks associated with some of the securities held in this Portfolio. High-yield bonds are subject to defaults by the issuer, market valuation and interest rate sensitivity; investments in foreign securities are subject to currency fluctuations, foreign taxation, differences in accounting standards and political or economic instability; and investments in derivatives could subject the Portfolio to loss of principal. In addition, this Portfolio is expected to have a higher-than-average turnover rate, which could generate more taxable short-term gains and negatively affect performance.

The views expressed in this report reflect those of the subadviser only through the end of the period of the report as stated on the cover. The subadviser’s views are subject to change at any time based on market and other conditions.

ENTERPRISE Accumulation Trust

Enterprise Accumulation Trust
Total Return Portfolio
Portfolio of Investments (Unaudited) — June 30, 2002

	Number of Shares or Principal Amount	Value

Domestic Corporate Bonds and Notes — 50.95%

Aerospace — 3.14%

Martin Marietta Corporation 6.50% due 04/15/03	$50,000	$51,225
Raytheon Company 6.45% due 08/15/02	110,000	110,583
Raytheon Company 7.90% due 03/01/03	85,000	87,177

		248,985

Airlines — 0.95%

American Airlines Inc. (144A) 7.858% due 10/01/11	60,000	65,111
Delta Air Lines Inc. 7.111% due 03/18/13	10,000	10,575

		75,686

Automotive — 4.20%

Daimlerchrysler North America 6.84% due 10/15/02	100,000	101,137
Daimlerchrysler North America (v) 2.22% due 08/16/02	50,000	49,688
Daimlerchrysler North America (v) 2.657% due 09/16/02	50,000	50,124
General Motors Acceptance Corporation 5.48% due 12/16/02	30,000	30,438
General Motors Acceptance Corporation 5.63% due 01/15/03	100,000	101,747

		333,134

Cable — 5.90%

Continental Cablevision Inc. 8.30% due 05/15/06	50,000	51,145
Cox Communications Inc. (u) 6.15% due 08/01/03	150,000	151,255
Cox Communications Inc. 6.75% due 03/15/11	40,000	35,682
CSC Holdings Inc. 8.125% due 07/15/09	50,000	41,325
Tele Communications Inc. 8.25% due 01/15/03	85,000	86,251
Tele Communications Inc. 6.375% due 05/01/03	100,000	102,126

		467,784

Energy — 3.38%

Dynegy Holdings Inc. 8.75% due 02/15/12	50,000	37,250
Dynegy Holdings Inc. 6.875% due 07/15/02	85,000	82,450
El Paso Natural Gas Company (144A) 8.375% due 06/15/32	50,000	51,422
	Number of Shares or Principal Amount	Value

Niagara Mohawk Power Corporation 5.875% due 09/01/02	$50,000	$50,220
WCG Corporation Inc. (144A) 8.25% due 03/15/04	50,000	46,266

		267,608

Entertainment & Leisure — 0.45%

Station Casinos Inc. 8.875% due 12/01/08	35,000	35,525

Finance — 3.32%

Ford Motor Credit Company 7.50% due 01/15/03	150,000	153,167
Ford Motor Credit Company 6.125% due 04/28/03	10,000	10,198
National Rural Utilities Cooperative Finance (v) 2.94% due 07/26/02	100,000	99,991

		263,356

Food, Beverages & Tobacco — 2.38%

Kroger Company (v) (u) 2.65% due 08/16/02	50,000	50,009
Reynolds R J Tobacco Holdings Inc. 7.375% due 05/15/03	85,000	87,416
RJR Nabisco Inc. (144A) 7.375% due 05/15/03	50,000	51,544

		188,969

Forest Products — 1.14%

Weyerhaeuser Company (144A) 3.012% due 09/16/02	90,000	90,027

Health Care — 1.64%

HCA Healthcare Company (v) 3.379% due 09/19/02	130,000	130,043

Hotels & Restaurants — 5.68%

Hilton Hotels Corporation 7.70% due 07/15/02	50,000	50,039
Host Marriott 8.375% due 02/15/06	40,000	39,200
ITT Corporation 6.75% due 11/15/05	50,000	49,403
MGM Mirage Inc. 6.95% due 02/01/05	100,000	101,416
MGM Mirage Inc. 8.50% due 09/15/10	50,000	52,143
Mirage Resorts Inc. 6.75% due 08/01/07	45,000	45,188
Park Place Entertainment Corporation 8.50% due 11/15/06	10,000	10,575
Park Place Entertainment Corporation 7.95% due 08/01/03	100,000	102,227

		450,191

Media — 0.58%

AOL Time Warner Inc. 6.875% due 05/01/12	50,000	46,113

ENTERPRISE Accumulation Trust

Enterprise Accumulation Trust
Total Return Portfolio — (Continued)
Portfolio of Investments (Unaudited) — June 30, 2002

	Number of Shares or Principal Amount	Value

Misc. Financial Services — 4.83%

CIT Group Inc. (v) 2.01% due 07/15/02	$100,000	$99,150
Ford Motor Credit Company (v) 2.168% due 09/03/02	50,000	49,574
Household Finance Corporation 5.875% due 11/01/02	45,000	45,530
Household Finance Corporation (v) 3.14% due 09/11/02	50,000	50,330
HSBC Capital Funding (144A) 10.176% due 06/30/30	100,000	127,994
United States West Capital Funding Inc. 6.125% due 07/15/02	10,000	9,800

		382,378

Oil Services — 2.81%

CMS Panhandle Holding Company 6.50% due 07/15/09	20,000	16,948
Coastal Corporation 8.125% due 09/15/02	50,000	50,123
Dominion Resources Inc. 6.00% due 01/31/03	50,000	50,760
El Paso Corporation 7.00% due 05/15/11	30,000	28,711
El Paso Energy Corporation 7.75% due 01/15/32	30,000	27,820
Williams Companies Inc. 6.50% due 11/15/02	50,000	48,083

		222,445

Other — 1.17%

GS Escrow Corporation 7.00% due 08/01/03	70,000	72,620
GS Escrow Corporation (v) 2.913% due 08/01/02	20,000	19,898

		92,518

Paper & Forest Products — 0.64%

Boise Cascade Corporation 7.50% due 02/01/08	50,000	50,709

Real Estate — 0.64%

EOP Operating L.P. 6.375% due 02/15/03	50,000	51,033

Retail — 0.64%

Safeway Inc. 3.625% due 11/05/03	50,000	50,315

Telecommunications — 4.43%

Qwest Corporation (144A) 8.875% due 03/15/12	40,000	35,600
Sprint Capital Corporation 5.70% due 11/15/03	100,000	88,862
Sprint Capital Corporation (144A) 8.375% due 03/15/12	50,000	41,423
	Number of Shares or Principal Amount	Value

U.S. West Communications Inc. 6.375% due 10/15/02	$125,000	$118,750
United Telecommunications 9.50% due 04/01/03	50,000	52,330
Worldcom Inc. (144A) (n) (u) 7.375% due 01/15/03	75,000	14,625

		351,590

Transportation — 1.26%

Norfolk Southern Corporation (v) 2.621% due 07/30/02	100,000	99,977

Waste Management — 1.26%

Waste Management Inc. 6.625% due 07/15/02	100,000	100,158

Wireless Communications — 0.51%

AT&T Wireless 8.125% due 05/01/12	50,000	40,772

Total Domestic Corporate Bonds and Notes
(Identified cost $4,147,081)		4,039,316

Foreign Bonds — 3.47%

Broadcasting — 0.62%

British Sky Broadcasting Group 8.20% due 07/15/09	50,000	49,151

Cable — 0.39%

Rogers Cablesystems Ltd. 10.00% due 03/15/05	30,000	31,200

Telecommunications — 2.46%

British Telecom (v) 3.182% due 09/16/02	100,000	100,189
Deutsche Telekom 9.25% due 06/01/32	50,000	50,399
France Telecom 9.00% due 09/01/02	50,000	44,226

		194,814

Total Foreign Bonds
(Identified cost $291,487)		275,165

Asset-Backed Securities — 2.74%

Finance — 2.29%

Merrill Lynch Mortgage Investors Inc., Series 2002-AFC1, Class AV1, (v) 2.198% due 07/25/02	81,341	81,543
Vanderbilt Acquisition Loan Trust, Series 2002-1, Class A1, 3.28% due 01/07/13	100,000	99,993

		181,536

ENTERPRISE Accumulation Trust

Enterprise Accumulation Trust
Total Return Portfolio — (Continued)
Portfolio of Investments (Unaudited) — June 30, 2002

	Number of Shares or Principal Amount	Value

Misc. Financial Services — 0.45%

Bear Stearns Home Loan Owner Trust, Series 2001-A, Class AI1, (v) 2.02% due 07/15/02	$35,727	$35,727

Total Asset-Backed Securities
(Identified cost $217,061)		217,263

Mortgage-Backed Securities — 14.22%

Finance — 2.01%

Credit Suisse First Boston Mortgage, Series 2002-P1, Class A-1, (v) 2.478% due 3/25/32	68,168	68,168
Washington Mutual Mortgage Securities Corporation, Series 2001-2, Class A3, 6.01% due 04/25/31	91,084	90,871

		159,039

Misc. Financial Services — 5.34%

Bear Stearns Arm Trust, Series 2002-2, Class IIIA, 6.952% due 06/25/32	40,047	40,898
C Bass Trust, Series 2002-CB1, (v) Class A2A, 2.18% due 6/25/32	90,410	90,576
First Horizon Asset Securities, Series 2000-H, Class 1A, 7.00% due 05/25/30	45,829	47,218
Structured Asset Securities Corporation, Series 2002-9, Class A 2, (v) 2.14% due 10/25/27	95,688	95,732
Structured Asset Securities Corporation, Series 2002-BC3M, Class A, (v) 2.11% due 06/25/32	99,401	99,370
Structured Asset Securities Corporation, Series 2002-HF1, Class A, (v) 2.13% due 1/25/33	49,406	49,418

		423,212

Freddie Mac — 6.87%

Series 2142, Class Z 6.50% due 04/15/29	122,787	120,167
Series 2411, Class FJ (v) 2.19% due 12/15/29	159,660	159,731
Series 2412, Class OR 5.25% due 07/15/11	183,267	187,035
Series 2429, Class OA 6.00% due 12/15/28	75,270	78,144

		545,077

Total Mortgage-Backed Securities
(Identified cost $1,118,850)		1,127,328

	Number of Shares or Principal Amount	Value

Agency Obligations — 42.09%

Fannie Mae — 19.00%

6.00% due 12/ 01/99 (TBA)	$500,000	$507,970
6.00% due 12/15/99 (TBA)	500,000	498,280
5.50% due 12/31/99 (TBA)	500,000	500,470

		1,506,720

Freddie Mac — 5.04%

Discount Note 1.75% due 07/24/02	400,000	399,553

Ginnie Mae — 16.03%

6.50% due 12/15/99 (TBA)	1,000,000	1,020,000
6.00% due 12/31/99 (TBA)	250,000	250,625

		1,270,625

U. S. Treasury Bills — 0.75%

0%/1.66% due 08/15/02 (c) (s)	60,000	59,877

U. S. Treasury Notes — 1.27%

4.875% due 02/15/12	100,000	100,375

Total Agency Obligations
(Identified cost $3,330,151)		3,337,150

Foreign Government Obligations — 4.17%

Brazil Federative Republic 11.50% due 03/12/08	25,000	17,000
Brazil Federative Republic 11.00% due 01/11/12	50,000	30,250
Peru Republic (144A) 9.125% due 02/21/12	50,000	45,275
Republic of Croatia (t) 2.875% due 07/31/02	30,909	30,912
Republic of Panama 8.25% due 04/22/08	30,000	28,800
Republic of Peru 9.125% due 02/21/12	20,000	17,974
Republic of South Africa 9.125% due 05/19/09	25,000	28,000
United Mexican States 7.50% due 01/14/12	60,000	59,310
United Mexican States 8.30% due 08/15/31	75,000	72,937

		330,458

Total Foreign Government Obligations
(Identified cost $357,178)		330,458

ENTERPRISE Accumulation Trust

Enterprise Accumulation Trust
Total Return Portfolio — (Continued)
Portfolio of Investments (Unaudited) — June 30, 2002

	Number of Shares, Contracts, Notional or Principal Amount	Value

Commercial Paper — 13.83%

Abbey National 1.79% due 09/09/02	$300,000	$298,956
Anz Delaware Inc. 1.79% due 09/05/02	300,000	299,015
Swedbank Forenings 1.85% due 08/22/02	200,000	199,466
UBS Finance Inc. 1.77% due 08/29/02	300,000	299,130

Total Commercial Paper
(Identified cost $1,096,567)		1,096,567

Repurchase Agreement — 2.65%

State Street Bank & Trust Repurchase Agreement 1.45% due 07/01/02 Maturity Value $210,025 Collateral: U.S. Treasury Bond $220,000 Zero Coupon due 09/26/02, Value $219,010	210,000	210,000

Total Repurchase Agreement
(Identified cost $210,000)		210,000

Put Options — 0.00%

Eurodollar Futures, Strike Price 95.50, Expires 12/16/02	13	162
Eurodollar Futures, Strike Price 95.75, Expires 12/16/02	2	25

		187

Total Put Options
(Identified cost $244)		187

Total Investments
(Identified cost $10,768,619)		$10,633,434

Call Options Written — (0.07)%

United States Treasury Notes 10-Year Futures, Strike Price 108, Expires 08/24/02	300,000	(2,578)
United States Treasury Notes 10-Year Futures, Strike Price 109, Expires 08/24/02	300,000	(1,828)
United States Treasury Notes 10-Year Futures, Strike Price 110, Expires 08/24/02	300,000	(1,125)

Total Call Options Written
(Premiums received $(2,685))		(5,531)

	Number of Shares, Contracts, Notional or Principal Amount	Value

Put Options Written — (0.07)%

Eurodollar Futures, Strike Price 96.50, Expires 03/17/03	3,000,000	$(1,125)
Eurodollar Futures, Strike Price 96.75, Expires 03/17/03	8,000,000	(4,000)
Eurodollar Futures, Strike Price 96.50, Expires 12/16/02	5,000,000	(188)
United States Treasury Notes 10 Year Futures, Strike Price 100, Expires 08/24/02	500,000	(156)

Total Put Options Written
(Premiums received $(13,490))		(5,469)

Other Assets Less Liabilities — (33.98)%		(2,694,375)

Net Assets — 100%		$7,928,059

(c)
Zero Coupon or Step Bond — The interest rate on a step bond represents the rate of interest that will commence its accrual on a predetermined date. The rate shown for zero coupon bonds is the current effective yield.

(n)	Declared bankruptcy since June 30, 2002. Portfolio has since ceased accrual of interest.
(s)	Security segregated at the custodian as collateral for open futures contracts.
(t)
Represents a Brady Bond. Brady Bonds are securities which have been issued to refinance commercial bank loans and other debt. The risk associated with these instruments is the amount of any uncollateralized principal or interest payments since there is a high default rate of commercial bank loans by countries issuing these securities.

(v)	Variable rate security: interest rate is as of June 30, 2002.
(u)	Remarketable security. With remarketable securities the remarking dealer or lead manager may opt to either redeem or remarket the securities during a specified period of time.
(144A)	The security may only be offered and sold to “qualified institutional buyers” under Rule 144A of the Securities Act of 1933.
(TBA)	To Be Announced — certain specific security details such as final par amount and maturity date have not yet been determined.
Open	futures contracts as of June 30, 2002 are as follows:
Description	Expiration Month	Contracts	Unrealized Appreciation/ (Depreciation)
Short U.S. Treasury 5-Year Notes	09/02	(2)	$(2,969)
Long U.S. Treasury 10-Year Notes	09/02	6	516
Long U.S. Treasury Bonds	09/02	3	2,836
Long Germany Federated Republic Bonds	09/02	7	1,555
Long Eurodollar	12/02	9	23,250

			$25,188

See notes to financial statements.

ENTERPRISE Accumulation Trust

Statements of Assets and Liabilities
June 30, 2002 (Unaudited)

	AGGRESSIVE STOCK				STOCK
	Mid-Cap Growth Portfolio	Multi-Cap Growth Portfolio	Small Company Growth Portfolio	Small Company Value Portfolio	Capital Appreciation Portfolio	Equity Portfolio
Assets:

Investments at value	$2,923,487	$72,949,173	$75,662,806	$377,219,846	$57,623,197	$252,138,529

Repurchase agreements at value	199,000	1,111,000	—	—	—	700,000

Foreign currency at value (cost — $159, $22,769, $751, $182 and $20,694)	—	—	—	—	174	—

Collateral for securities loaned, at value	—	19,332,971	19,508,543	72,355,353	14,806,996	11,097,000

Receivable for securities lending income	—	3,580	5,847	13,729	1,820	1,921

Receivable for margin variation on open futures

Receivable for fund shares sold	8,779	4,802	64,508	47,479	10,790	2,075

Receivable for investments sold	69,964	2,579,477	2,081,359	—	210,264	—

Dividends and interest receivable	127	15,542	8,534	281,887	16,565	66,785

Forward currency contracts (net) receivable	—	—	—	—	—	—

Due from investment adviser	1,846	—	—	—	—	—

Cash and other assets	408	551	1,078	2,185	33,773	1,922

Total assets	3,203,611	95,997,096	97,332,675	449,920,479	72,703,579	264,008,232

Liabilities:

Payable for fund shares redeemed	10,534	413,912	391,910	1,200,044	124,464	1,137,353

Call options written, at market value (premiums received $16,175)	—	—	—	—	—	—

Payable for investments purchased	58,228	1,294,073	304,220	—	731,403	—

Payable due upon return of securities loaned	—	19,332,971	19,508,543	72,355,353	14,806,996	11,097,000

Payable for margin variation on open futures	—	—	—	—	—	—

Forward currency contracts (net) payable	—	—	—	—	—	—

Investment advisory fees payable	1,958	65,217	65,110	250,469	35,933	174,614

Due to investment adviser	—	—	—	—	—	—

Accrued expenses and other liabilities	15,329	41,793	29,266	120,075	28,062	132,637

Total liabilities	86,049	21,147,966	20,299,049	73,925,941	15,726,858	12,541,604

Net Assets	$3,117,562	$74,849,130	$77,033,626	$375,994,538	$56,976,721	$251,466,628

Analysis of Net Assets:

Paid-in capital	$3,918,249	$165,113,896	$93,034,561	$341,069,333	$74,784,408	$428,232,909

Undistributed (accumulated) net investment income (loss)	(13,387)	(307,393)	(312,554)	1,454,551	3,605	(1,008,508)

Undistributed (accumulated) net realized gain (loss) on investments and foreign currency	(776,631)	(85,816,388)	(4,000,412)	10,011,943	(23,404,696)	(62,994,189)

Unrealized appreciation (depreciation) on investments and foreign currency denominated amounts	(10,669)	(4,140,985)	(11,687,969)	23,458,711	5,593,404	(112,763,584)

Net Assets	$3,117,562	$74,849,130	$77,033,626	$375,994,538	$56,976,721	$251,466,628

Fund shares outstanding	505,202	11,163,375	11,446,147	18,650,936	10,010,734	18,642,361

Net asset value per share	$6.17	$6.70	$6.73	$20.16	$5.69	$13.49

Investments at cost	$3,133,156	$78,201,158	$87,350,775	$353,761,135	$52,030,002	$365,602,113

See notes to financial statements.

ENTERPRISE Accumulation Trust

STOCK			INTERNATIONAL/GLOBAL			SECTOR/ SPECIALTY	DOMESTIC HYBRID
Equity Income Portfolio	Growth Portfolio	Growth and Income Portfolio	Emerging Countries Portfolio	International Growth Portfolio	Worldwide Growth	Global Socially Responsive	Balanced Portfolio	Managed Portfolio

$40,392,740	$235,337,337	$144,240,237	$1,268,495	$59,989,796	$1,005,334	$962,906	$19,022,302	$818,080,587

4,278,000	9,064,000	157,000	—	—	123,000	129,000	1,133,000	13,221,000

—	—	—	22,960	—	755	183	—	—

5,506,511	5,496,848	1,647,010	—	—	—	—	—	12,851,028

1,078	758	484	—	5,733	—	—	—	2,111

							—	—

65,305	43,761	23,271	379	47,660	40	131	—	52,601

102,508	—	—	174,515	—	18,387	11,833	—	2,088,992

46,594	79,040	71,761	3,890	138,575	878	746	122,592	1,174,548

—	—	—	—	—	—	—	—	—

—	—	—	6,747	—	4,824	1,505	—	—

209	1,001	1,269	3	428,972	749	299	222	5,005

50,392,945	250,022,745	146,141,032	1,476,989	60,610,736	1,153,967	1,106,603	20,278,116	847,475,872

197,524	1,277,007	777,858	2,955	663,661	2,814	249	83,606	4,080,350

—	—	—	—	—	—	—	—	—

—	—	—	92,588	—	97,209	22,874	—	—

5,506,511	5,496,848	1,647,010	—	—	—	—	—	12,851,028

—	—	—	—	—	—	—	—	—

—	—	—	—	—	—	—	—	—

28,154	157,099	92,563	1,561	42,410	850	788	12,916	554,004

—	—	—	—	—	—	—	—	—

12,634	95,209	62,285	62,995	125,746	30,666	5,546	9,465	460,973

5,744,823	7,026,163	2,579,716	160,099	831,817	131,539	29,457	105,987	17,946,355

$44,648,122	$242,996,582	$143,561,316	$1,316,890	$59,778,919	$1,022,428	$1,077,146	$20,172,129	$829,529,517

$49,537,071	$323,049,485	$187,915,251	$1,380,823	$79,296,782	$1,174,193	$1,139,566	$22,257,737	$989,267,790

782,741	1,426,788	2,134,787	1,548	955,750	(1,477)	3,143	590,948	10,498,458

(4,034,281)	(62,811,638)	(4,541,553)	(27,753)	(20,109,318)	(115,662)	(6,742)	(2,065,755)	(61,995,153)

(1,637,409)	(18,668,053)	(41,947,169)	(37,728)	(364,295)	(34,626)	(58,821)	(610,801)	(108,241,578)

$44,648,122	$242,996,582	$143,561,316	$1,316,890	$59,778,919	$1,022,428	$1,077,146	$20,172,129	$829,529,517

9,246,793	54,291,459	31,492,785	141,817	13,751,032	127,387	113,904	4,496,856	50,454,466

$4.83	$4.48	$4.56	$9.29	$4.35	$8.03	$9.46	$4.49	$16.44

$46,308,149	$263,069,390	$186,344,406	$1,306,192	$60,365,550	$1,162,984	$1,150,843	$20,766,103	$939,310,992

See notes to financial statements.

ENTERPRISE Accumulation Trust

Statements of Assets and Liabilities — (Continued)
June 30, 2002 (Unaudited)

	INCOME
	High-Yield Bond Portfolio	Total Return
Assets:

Investments at value	$101,256,711	$10,423,434

Repurchase agreements at value	3,058,000	210,000

Foreign currency at value (cost — $159, $22,769, $751, $182 and $20,694)	—	20,981

Collateral for securities loaned, at value	29,009,443	—

Receivable for securities lending income	5,184	—

Receivable for margin variation on open futures	—	5

Receivable for fund shares sold	2,334	52,258

Receivable for investments sold	500,165	509,922

Dividends and interest receivable	2,727,084	98,406

Forward currency contracts (net) receivable	—	—

Due from investment adviser	—	2,645

Cash and other assets	14,377	436

Total assets	136,573,298	11,318,087

Liabilities:

Payable for fund shares redeemed	275,629	434

Call options written, at market value (premiums received $16,175)	—	11,000

Payable for investments purchased	—	3,345,565

Payable due upon return of securities loaned	29,009,443	—

Payable for margin variation on open futures	—	681

Forward currency contracts (net) payable	—	—

Investment advisory fees payable	54,972	3,235

Due to investment adviser	—	—

Accrued expenses and other liabilities	47,059	29,113

Total liabilities	29,387,103	3,390,028

Net Assets	$107,186,195	$7,928,059

Analysis of Net Assets:

Paid-in capital	$139,770,425	$7,979,400

Undistributed (accumulated) net investment income (loss)	(35)	(540)

Undistributed (accumulated) net realized gain (loss) on investments and foreign currency	(20,325,990)	53,736

Unrealized appreciation (depreciation) on investments and foreign currency denominated amounts	(12,258,205)	(104,537)

Net Assets	$107,186,195	$7,928,059

Fund shares outstanding	26,427,066	797,660

Net asset value per share	$4.06	$9.94

Investments at cost	$116,572,916	$10,789,314

See notes to financial statements.

ENTERPRISE Accumulation Trust

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ENTERPRISE Accumulation Trust

Statements of Operations
For the Six Months Ended June 30, 2002 (Unaudited)

	AGGRESSIVE STOCK
	Mid-Cap Growth Portfolio	Multi-Cap Growth Portfolio	Small Company Growth Portfolio	Small Company Value Portfolio
Investment Income:

Dividends	$2,868	$148,455 (1)	$73,673	$1,654,739	(1)

Interest	951	38,048	46,403	153,174

Securities lending	—	6,427	26,286	65,245

Total investment income	3,819	192,930	146,362	1,873,158

Expenses:

Investment advisory fees	11,221	447,322	417,807	1,506,842

Custodian and fund accounting fees	17,172	21,450	11,093	46,514

Reports and notices to shareholders	498	21,178	17,452	76,480

Trustees’ fees and expenses	27	1,191	963	4,242

Audit and legal fees	1,189	7,253	9,605	30,313

Miscellaneous	127	1,929	1,996	8,383

Total expenses	30,234	500,323	458,916	1,672,774

Less: Expense reimbursement	(13,028)		—

Total expenses, net of reimbursement	17,206	500,323	458,916	1,672,774

Net investment income (loss)	(13,387)	(307,393)	(312,554)	200,384

Realized and unrealized gain(loss) on investments — net:

Net realized gain (loss) on investments	(536,536)	(11,239,131)	292,662	4,608,369

Net realized gain (loss) on foreign currency transactions	—	—	—	—

Net change in unrealized gain (loss) on investments and foreign currency denominated amounts	(133,534)	(8,509,334)	(13,023,510)	5,229,083

Net realized and unrealized gain (loss) on investments	(670,070)	(19,748,465)	(12,730,848)	9,837,452

Net increase (decrease) in net assets resulting from operations	$(683,457)	$(20,055,858)	$(13,043,402)	$10,037,836

(1)
Net of foreign taxes withheld of $773 for Multi-Cap Growth, $1,931 for Small Company Value, $8,510 for Capital Appreciation, $796 for Equity Income, $13,361 for Growth, $14,305 for Growth and Income, $1,622 for Emerging Countries, $92,325 for International Growth, $555 for Worldwide Growth.

(3)	Includes credits earned under an expense offset arrangement of $400 for Capital Appreciation and $1,179 for Equity.

See notes to financial statements.

ENTERPRISE Accumulation Trust

STOCK							INTERNATIONAL/GLOBAL
Capital Appreciation Portfolio		Equity Portfolio		Equity Income Portfolio	Growth Portfolio	Growth and Income Portfolio	Emerging Countries Portfolio	International Growth Portfolio	Worldwide Growth Portfolio

$232,927	(1)	$372,746		$418,587 (1)	$1,524,358 (1)	$1,127,194 (1)	$8,727 (1)	$852,685 (1)	$6,163 (1)

15,821		5,655		40,203	81,660	119,873	241	78,681	298

5,380		19,529		2,448	11,764	6,029		22,717

254,128		397,930		461,238	1,617,782	1,253,096	8,968	954,083	6,461

219,799		1,257,543		164,849	1,014,808	613,475	7,030	257,154	4,757

12,857		31,023		9,948	26,281	22,327	44,205	61,302	31,981

12,302		77,408		8,634	59,937	36,572	187	13,439	168

690		6,282		789	3,341	3,364	19	760	15

4,215		28,210		2,833	25,216	15,632	1,102	4,728	1,088

1,113		7,151		512	5,452	1,959	2,516	1,523	1,809

250,976		1,407,617		187,565	1,135,035	693,329	55,059	338,906	39,818

(400	)(3)	(1,179	)(3)				(44,935)		(33,158)

250,576		1,406,438		187,565	1,135,035	693,329	10,124	338,906	6,660

3,552		(1,008,508)		273,673	482,747	559,767	(1,156)	615,177	(199)

(1,688,543)		(35,875,956)		(1,114,884)	(7,072,031)	(3,108,118)	29,925	(3,620,397)	(39,175)

(246)		—		—	—		1,960	—	3,327

1,650,794		(37,445,443)		(1,073,449)	(33,935,586)	(25,023,615)	(122,907)	3,220,289	(68,287)

(37,995)		(73,321,399)		(2,188,333)	(41,007,617)	(28,131,733)	(91,022)	(400,108)	(104,135)

$(34,443)		$(74,329,907)		$(1,914,660)	$(40,524,870)	$(27,571,966)	$(92,178)	$215,069	$(104,334)

See notes to financial statements.

ENTERPRISE Accumulation Trust

Statements of Operations — (Continued)
For the Six Months Ended June 30, 2002 (Unaudited)

	SECTOR/ SPECIALTY	DOMESTIC HYBRID			INCOME
	Global Socially Responsive Portfolio	Balanced Portfolio	Managed Portfolio		High-Yield Bond Portfolio	Total Return Portfolio
	01/24/02- 06/30/02(2)					01/24/02- 06/30/02(2)
Investment Income:

Dividends	$8,283 (1)	$72,263 (1)	$6,671,721	(1)	$2,738	$—

Interest	758	224,762	102,570		5,086,417	113,316

Securities lending	—		483,766		22,435	—

Total investment income	9,041	297,025	7,258,057		5,111,590	113,316

Expenses:

Investment advisory fees	4,083	81,549	3,733,690		331,747	13,355

Custodian and fund accounting fees	7,686	7,274	192,785		25,998	15,224

Reports and notices to shareholders	204	4,664	229,989		22,949	1,022

Trustees’ fees and expenses	60	257	20,585		2,108	63

Audit and legal fees	977	1,511	79,968		10,311	1,199

Miscellaneous	1,087	468	12,734		26,807	668

Total expenses	14,097	95,723	4,269,751		419,920	31,531

Less: Expense reimbursement	(8,199)		(80,576	)(3)		(15,748)

Total expenses, net of reimbursement	5,898	95,723	4,189,175		419,920	15,783

Net investment income (loss)	3,143	201,302	3,068,882		4,691,670	97,533

Realized and unrealized gain(loss) on investments — net:

Net realized gain (loss) on investments	(9,632)	(197,856)	(48,901,837)		(6,410,570)	53,574

Net realized gain (loss) onforeign currency transactions	2,890	—	—		—	162

Net change in unrealized gain (loss) on investments and foreign currency denominated amounts	(58,821)	(1,696,102)	(119,209,899)		(1,167,671)	(104,536)

Net realized and unrealized gain (loss) on investments	(65,563)	(1,893,958)	(168,111,736)		(7,578,241)	(50,800)

Net increase (decrease) in net assetsresulting from operations	$(62,420)	$(1,692,656)	$(165,042,854)		$(2,886,571)	$46,733

(1)	Net of foreign taxes withheld of $822 for Global Socially Responsive, $626 for Balanced and $16,889 for Managed.
(2)	Commencement of operations.
(3)	Includes credits earned under an expense offset arrangement of $80,576 for Managed.

See notes to financial statements.

ENTERPRISE Accumulation Trust

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ENTERPRISE Accumulation Trust

Statements of Changes in Net Assets
	AGGRESSIVE STOCK
	Mid-Cap Growth Portfolio		Multi-Cap Growth Portfolio		Small Company Growth Portfolio		Small Company Value Portfolio
	(Unaudited) Six Months Ended June 30, 2002	For the Period May 1, 2001 through December 31, 2001	(Unaudited) Six Months Ended June 30, 2002	Year Ended December 31, 2001	(Unaudited) Six Months Ended June 30, 2002	Year Ended December 31, 2001	(Unaudited) Six Months Ended June 30, 2002	Year Ended December 31, 2001
From Operations:
Net investment income (loss)	$(13,387)	$(5,878)	$(307,393)	$(250,130)	$(312,554)	$(473,533)	$200,384	$1,254,199

Net realized gain (loss) on investments and foreign currency transactions	(536,536)	(240,095)	(11,239,131)	(43,924,848)	292,662	(4,158,949)	4,608,369	9,244,162

Net change in unrealized gain (loss) on investments and foreign currency denominated amounts	(133,534)	122,865	(8,509,334)	21,811,599	(13,023,510)	1,167,884	5,229,083	6,881,719

Increase (decrease) in net assets resulting from operations	(683,457)	(123,108)	(20,055,858)	(22,363,379)	(13,043,402)	(3,464,598)	10,037,836	17,380,080

Distributions to Shareholders From:

Net investment income	—	—	—	—	—	—	—	(889,935)

Net realized gains on investments	—	—	—	—	—	(2,999,360)	—	(90,064,191)

Total distributions to shareholders	—	—	—	—	—	(2,999,360)	—	(90,954,126)

From Capital Share Transactions:

Shares sold	1,782,801	2,835,147	5,275,486	21,203,085	15,441,133	23,486,943	45,292,833	87,283,407

Reinvestment of distributions	—	—	—	—	—	2,984,169	—	90,954,126

Shares redeemed	(370,395)	(323,426)	(10,327,429)	(27,596,880)	(7,954,959)	(19,477,141)	(38,817,387)	(96,452,135)

Total increase (decrease) in net assets resulting from capital share transactions	1,412,406	2,511,721	(5,051,943)	(6,393,795)	7,486,174	6,993,971	6,475,446	81,785,398

Total increase (decrease) in net assets	728,949	2,388,613	(25,107,801)	(28,757,174)	(5,557,228)	530,013	16,513,282	8,211,352

Net Assets:

Beginning of period	2,388,613	—	99,956,931	128,714,105	82,590,854	82,060,841	359,481,256	351,269,904

End of period	$3,117,562	$2,388,613	$74,849,130	$99,956,931	$77,033,626	$82,590,854	$375,994,538	$359,481,256

Capital Share Activity:

Shares sold	246,422	353,083	671,838	2,413,405	1,998,958	3,025,533	2,201,540	3,595,528

Shares issued in reinvestment of distributions	—	—	—	—	—	503,232	—	5,375,539

Shares redeemed	(52,040)	(42,263)	(1,361,437)	(3,243,328)	(1,051,157)	(2,570,222)	(1,900,385)	(4,031,266)

Net increase (decrease)	194,382	310,820	(689,599)	(829,923)	947,801	958,543	301,155	4,939,801

See notes to financial statements.

ENTERPRISE Accumulation Trust

STOCK
Capital Appreciation Portfolio		Equity Portfolio		Equity Income Portfolio		Growth Portfolio		Growth and Income Portfolio
(Unaudited) Six Months Ended June 30, 2002	Year Ended December 31, 2001	(Unaudited) Six Months Ended June 30, 2002	Year Ended December 31, 2001	(Unaudited) Six Months Ended June 30, 2002	Year Ended December 31, 2001	(Unaudited) Six Months Ended June 30, 2002	Year Ended December 31, 2001	(Unaudited) Six Months Ended June 30, 2002	Year Ended December 31, 2001

$3,552	$(22,162)	$(1,008,508)	$(2,485,657)	$273,673	$518,938	$482,747	$944,373	$559,767	$1,575,053

(1,688,789)	(14,700,111)	(35,875,956)	(26,961,273)	(1,114,884)	(1,106,815)	(7,072,031)	(27,891,294)	(3,108,118)	(1,195,993)

1,650,794	424,502	(37,445,443)	(62,098,607)	(1,073,449)	(3,465,145)	(33,935,586)	(13,703,520)	(25,023,615)	(22,359,578)

(34,443)	(14,297,771)	(74,329,907)	(91,545,537)	(1,914,660)	(4,053,022)	(40,524,870)	(40,650,441)	(27,571,966)	(21,980,518)

—	(379,194)	—	—	—	(398,514)	—	(1,278,763)	—	(1,510,786

—	—	—	(64,010,440)	—	—	—	—	—	—

—	(379,194)	—	(64,010,440)	—	(398,514)	—	(1,278,763)	—	(1,510,786)

4,743,355	14,904,203	22,391,627	80,473,076	10,468,772	21,035,959	26,364,593	60,374,413	15,499,945	58,810,807

—	377,340	—	64,010,440	—	395,853	—	1,277,577	—	1,508,382

(5,274,108)	(16,045,111)	(43,915,100)	(129,522,115)	(4,412,317)	(9,302,707)	(23,122,518)	(58,649,988)	(16,898,075)	(35,649,573)

(530,753)	(763,568)	(21,523,473)	14,961,401	6,056,455	12,129,105	3,242,075	3,002,002	(1,398,130)	24,669,616

(565,196)	(15,440,533)	(95,853,380)	(140,594,576)	4,141,795	7,677,569	(37,282,795)	(38,927,202)	(28,970,096)	1,178,312

57,541,917	72,982,450	347,320,008	487,914,584	40,506,327	32,828,758	280,279,377	319,206,579	172,531,412	171,353,100

$56,976,721	$57,541,917	$251,466,628	$347,320,008	$44,648,122	$40,506,327	$242,996,582	$280,279,377	$143,561,316	$172,531,412

810,752	2,475,376	1,336,328	3,674,197	2,049,837	4,023,293	5,215,147	11,519,790	2,976,434	10,301,919

—	80,114	—	4,893,764	—	86,810	—	287,743	—	314,902

(905,284)	(2,738,697)	(2,729,206)	(6,007,688)	(874,726)	(1,810,230)	(4,674,163)	(11,362,223)	(3,347,184)	(6,403,660)

(94,532)	(183,207)	(1,392,878)	2,560,273	1,175,111	2,299,873	540,984	445,310	(370,750)	4,213,161

See notes to financial statements.

ENTERPRISE Accumulation Trust

Statements of Changes in Net Assets — (Continued)
	INTERNATIONAL GLOBAL						SECTOR/SPECIALTY
	Emerging Countries Portfolio		International Growth Portfolio		Worldwide Growth Portfolio		Global Socially Responsive
	(Unaudited) Six Months Ended June 30, 2002	For the Period May 1, 2001 through December 31, 2001	(Unaudited) Six Months Ended June 30, 2002	Year Ended December 31, 2001	(Unaudited) Six Months Ended June 30, 2002	For the Period May 1, 2001 through December 31, 2001	For the Period January 24, 2002 through June 30, 2002
From Operations:
Net investment income (loss)	$(1,156)	$4,113	$615,177	$224,890	$(199)	$(1,278)	$3,143

Net realized gain (loss) on investments and foreign currency transactions	31,885	(61,046)	(3,620,397)	(15,387,647)	(35,848)	(79,814)	(6,742)

Net change in unrealized gain (loss) on investments and foreign currency denominated amounts	(122,907)	85,179	3,220,289	(11,353,742)	(68,287)	33,661	(58,821)

Increase (decrease) in net assets resulting from operations	(92,178)	28,246	215,069	(26,516,499)	(104,334)	(47,431)	(62,420

Distributions to Shareholders From:

Net investment income	—	—	—	(478,048)		—	—

Net realized gains on investments	—	—	—	(7,404,831)	—	—	—

Total distributions to shareholders	—	—	—	(7,882,879)	—	—	—

From Capital Share Transactions:

Shares sold	831,364	938,285	9,021,036	25,163,759	420,721	930,296	1,166,051

Reinvestment of distributions	—	—	—	7,882,879	—	—	—

Shares redeemed	(298,047)	(90,780)	(12,199,131)	(36,455,754)	(63,451)	(113,373)	(26,485)

Total increase (decrease) in net assets resulting from capital share transactions	533,317	847,505	(3,178,095)	(3,409,116)	357,270	816,923	1,139,566

Total increase (decrease) in net assets	441,139	875,751	(2,963,026)	(37,808,494)	252,936	769,492	1,077,146

Net Assets:

Beginning of period	875,751	—	62,741,945	100,550,439	769,492	—	—

End of period	$1,316,890	$875,751	$59,778,919	$62,741,945	$1,022,428	$769,492	$1,077,146

Capital Share Activity:

Shares sold	81,603	103,079	2,116,645	4,701,209	48,438	98,691	116,564

Shares issued in reinvestment of distributions	—	—	—	2,036,920

Shares redeemed	(31,788)	(11,077)	(2,852,326)	(6,749,390)	(7,293)	(12,449)	(2,660)

Net increase (decrease)	49,815	92,002	(735,681)	(11,261)	41,145	86,242	113,904

See notes to financial statements.

ENTERPRISE Accumulation Trust

DOMESTIC HYBRID				INCOME
Balanced Portfolio		Managed Portfolio		High-Yield Bond Portfolio		Total Return Portfolio
(Unaudited) Six Months Ended June 30, 2002	Year Ended December 31, 2001	(Unaudited) Six Months Ended June 30, 2002	Year Ended December 31, 2001	(Unaudited) Six Months Ended June 30, 2002	Year Ended December 31, 2001	For the Period January 24, 2002 through June 30, 2002

$201,302	$389,668	$3,068,882	$7,429,601	$4,691,670	$9,002,242	$97,533

(197,856)	(1,019,456)	(48,901,837)	(1,304,144)	(6,410,570)	(6,344,265)	53,736

(1,696,102)	31,326	(119,209,899)	(161,631,470)	(1,167,671)	2,718,860	(104,536)

(1,692,656)	(598,462)	(165,042,854)	(155,506,013)	(2,886,571)	5,376,837	46,733

—	(302,038)	—	(25,088,627)	(4,691,670)	(9,002,003)	(98,073)

—	—	—	(60,029,869)	—	—	—

—	(302,038)	—	(85,118,496)	(4,691,670)	(9,002,003)	(98,073)

3,509,888	8,787,404	34,278,139	127,860,176	13,488,093	41,709,920	8,429,370

—	298,361	—	85,118,496	4,691,670	9,002,002	11,784

(3,562,194)	(3,431,098)	(114,688,664)	(350,234,987)	(11,101,183)	(27,737,041)	(461,755)

(52,306)	5,654,667	(80,410,525)	(137,256,315)	7,078,580	22,974,881	7,979,399

(1,744,962)	4,754,167	(245,453,379)	(377,880,824)	(499,661)	19,349,715	7,928,059

21,917,091	17,162,924	1,074,982,896	1,452,863,720	107,685,856	88,336,141	—

$20,172,129	$21,917,091	$829,529,517	$1,074,982,896	$107,186,195	$107,685,856	$7,928,059

732,644	1,829,143	5,848,008	5,848,008	3,135,256	9,215,860	842,623

—	67,964	5,090,819	5,090,819	1,101,935	2,011,686	11,784

(749,577)	(719,631)	(16,158,233)	(16,158,233)	(2,595,501)	(6,143,407)	(461,755)

(16,933)	1,177,476	(5,219,406)	(5,219,406)	1,641,690	5,084,139	392,652

See notes to financial statements.

ENTERPRISE Accumulation Trust

Enterprise Accumulation Trust
Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:
Mid-Cap Growth Portfolio	(Unaudited) Six Months Ended June 30, 2002		For the Period 5/01/01 through 12/31/01

Net asset value, beginning of period	$7.68		$10.00

Income from investment operations:
Net investment income (loss)	(0.03	)C	(0.04	)C
Net realized and unrealized gain (loss) on investments	(1.48)		(2.28)

Total from investment operations	(1.51)		(2.32)

Less dividends and distributions:
Dividends from net investment income	—		—
Distributions from capital gains	—		—

Total distributions	—		—

Net asset value, end of period	$6.17		$7.68

Total return	(19.66	)%B	(23.20	)%B
Net assets end of period (000)	$3,118		$2,389
Ratio of expenses to average net assets	1.15	%A	1.15	%A
Ratio of expenses to average net assets (excluding reimbursement)	2.02	%A	3.80	%A
Ratio of net investment income (loss) to average net assets	(0.89	)%A	(0.81	)%A
Ratio of net investment income (loss) to average net assets (excluding reimbursement)	(1.77	)%A	(3.46	)%A
Portfolio turnover	79%		135%

	(Unaudited) Six Months Ended June 30, 2002		Year Ended December 31,				For the Period 7/15/99 through 12/31/1999
Multi-Cap Growth Portfolio			2001		2000

Net asset value, beginning of period	$8.43		$10.15		$14.63		$5.00

Income from investment operations:
Net investment income (loss)	(0.03	)C	(0.02	)C	(0.02	)C	(0.01	)C
Net realized and unrealized gain (loss) on investments	(1.70)		(1.70)		(4.45)		9.64

Total from investment operations	(1.73)		(1.72)		(4.47)		9.63

Less dividends and distributions:
Dividends from net investment income	—		—		—		—
Distributions from capital gains	—		—		(0.01)		—

Total distributions	—		—		(0.01)		—
Net asset value, end of period	$6.70		$8.43		$10.15		$14.63

Total return	(20.52	)%B	(16.95)%		(30.59)%		192.60	%B
Net assets end of period (000)	$74,849		$99,957		$128,714		$47,960
Ratio of expenses to average net assets	1.12	%A	1.10%		1.10%		1.40	%A
Ratio of expenses to average net assets (excluding reimbursement)	1.12	%A	1.10%		1.10%		1.52	%A
Ratio of net investment income (loss) to average net assets	(0.69	)%A	(0.23)%		(0.13)%		(0.21	)A
Ratio of net investment income (loss) to average net assets (excluding reimbursement)	(0.69	)%A	(0.23)%		(0.13)%		(0.32	)A
Portfolio turnover	102%		107%		128%		21%

See notes to financial statements.

ENTERPRISE Accumulation Trust

Enterprise Accumulation Trust
Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

	(Unaudited) Six Months Ended June 30, 2002		Year Ended December 31,						For the Period 12/01/98 through 12/31/1998
Small Company Growth Portfolio			2001		2000		1999

Net asset value, beginning of period	$7.87		$8.60		$8.50		$5.46		$5.00

Income from investment operations:
Net investment income (loss)	(0.03	)C	(0.05	)C	(0.03	)C	(0.05	)C	—
Net realized and unrealized gain (loss) on investments	(1.11)		(0.38)		0.20E		3.09		0.46

Total from investment operations	(1.14)		(0.43)		0.17		3.04		0.46

Less dividends and distributions:
Dividends from net investment income	—		—		—		—		—
Distributions from capital gains	—		(0.30)		(0.07)		—		—

Total distributions	—		(0.30)		(0.07)		—		—

Net asset value, end of period	$6.73		$7.87		$8.60		$8.50		$5.46

Total return	(14.49	)%B	(3.80)%		1.90%		55.68%		9.20	%B
Net assets end of period (000)	$77,034		$82,591		$82,061		$23,429		$469
Ratio of expenses to average net assets	1.10	%A	1.10%		1.11%		1.40%		1.40	%A
Ratio of expenses to average net assets (excluding reimbursement)	1.10	%A	1.10%		1.11%		1.55%		60.67	%A
Ratio of net investment income (loss) to average net assets	(0.75	)%A	(0.62)%		(0.32)%		(0.81)%		(1.26	)%A
Ratio of net investment income (loss) to average net assets (excluding reimbursement)	(0.75	)%A	(0.62)%		(0.32)%		(0.96)%		(60.54	)%A
Portfolio turnover	20%		40%		47%		37%		4%
	(Unaudited) Six Months Ended June 30, 2002		Year Ended December 31,
Small Company Value Portfolio			2001		2000		1999		1998	1997

Net asset value, beginning of period	$19.59		$26.19		$31.45		$27.36		$26.70	$20.22

Income from investment operations:
Net investment income (loss)	0.01	C	008	C	0.07	C	0.04	C	0.16	0.05
Net realized and unrealized gain (loss) on investments	0.56		0.21		0.71		6.27		2.33	8.91

Total from investment operations	0.57		0.29		0.78		6.31		2.9	8.96

Less dividends and distributions:
Dividends from net investment income	—		(0.07)		(0.05)		(0.16)		(0.08)	(0.15)
Distributions from capital gains	—		(6.82)		(5.99)		(2.06)		(1.75)	(2.33)

Total distributions	—		(6.89)		(6.04)		(2.22)		(1.83)	(2.48)

Net asset value, end of period	$20.16		$19.59		$26.19		$31.45		$27.36	$26.70

Total return	2.91	%B	5.25%		252%		24.02%		9.61%	44.32%
Net assets end of period (000)	$375,995		$359,481		$351,270		$455,563		$406,801	$365,266
Ratio of expenses to average net assets	0.89	%A	0.90%		0.89%		0.84%		0.85%	0.86%
Ratio of expenses to average net assets (excluding reimbursement)	0.89	%A	0.90%		0.89%		0.84%		0.85%	0.86%
Ratio of net investment income (loss) to average net assets	0.11	%A	0.35%		0.3%		0.12%		0.56%	0.21%
Ratio of net investment income (loss) to average net assets (excluding reimbursement)	0.11	%A	0.35%		0.23%		0.12%		0.56%	0.21%
Portfolio turnover	7%		29%		41%		23%		37%	58%

See notes to financial statements.

ENTERPRISE Accumulation Trust

Enterprise Accumulation Trust
Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

	(Unaudited) Six Months Ended June 30, 2002		Year Ended December 31,				For the Period 12/01/98 through 12/31/1998
Capital Appreciation Portfolio			2001	2000	1999

Net asset value, beginning of period	$5.69		$7.09	$8.65	$5.57		$5.00

Income from investment operations:
Net investment income (loss)	0.00C,D		0.00C,D	0.05C	(0.03	)C	—
Net realized and unrealized gain (loss) on investments	—		(1.36)	(1.20)	3.11		0.57

Total from investment operations	—		(1.36)	(1.15)	3.08		0.57

Less dividends and distributions:
Dividends from net investment income	—		(0.04)	—	—		—
Distributions from capital gains	—		—	(0.41)	—		—

Total distributions	—		(0.04)	(0.41)	—		—

Net asset value, end of period	$5.69		$5.69	$7.09	$8.65		$5.57

Total return	(0.00	)%B	(19.12)%	(13.82)%	55.30%		11.40	%B
Net assets end of period (000)	$56,977		$57,542	$72,982	$33,129		$511
Ratio of expenses to average net assets	0.86	%A	0.86%	0.86%	1.16%		1.30	%A
Ratio of expenses to average net assets (excluding reimbursement)	0.86	%A	0.86%	0.86%	1.16%		63.71	%A
Ratio of net investment income (loss) to average net assets	(0.01	)%A	(0.04)%	0.62%	(0.41)%		(0.95	)%A
Ratio of net investment income (loss) to average net assets (excluding reimbursement)	(0.01	)%A	(0.04)%	0.62%	(0.41)%		(63.36	)%A
Portfolio turnover	58%		115%	123%	247%		1%

	(Unaudited) Six Months Ended June 30, 2002		Year Ended December 31,
Equity Portfolio			2001		2000		1999	1998	1997

Net asset value, beginning of period	$17.34		$27.92		$38.62		$36.82	$35.09	$28.86

Income from investment operations:
Net investment income (loss)	(0.05	)C	(0.14	)C	(0.21	)C	0.23C	0.46	0.30
Net realized and unrealized gain (loss) on investments	(3.80)		(6.42)		0.27E		4.86	3.00	7.13

Total from investment operations	(3.85)		(6.56)		0.06		5.09	3.46	7.43

Less dividends and distributions:
Dividends from net investment income	—		—		(0.29)		(0.52)	(0.37)	(0.32)
Distributions from capital gains	—		(4.02)		(10.47)		(2.77)	(1.36)	(0.88)

Total distributions	—		(4.02)		(10.76)		(3.29)	(1.73)	(1.20)

Net asset value, end of period	$13.49		$17.34		$27.92		$38.62	$36.82	$35.09

Total return	(22.20	)%B	(18.81)%		(5.18)%		15.61%	9.90%	25.76%
Net assets end of period (000)	$251,467		$347,320		$487,915		$587,324	$621,338	$517,803
Ratio of expenses to average net assets	0.90	%A,F	0.88%		0.87%		0.82%	0.83%	0.84%
Ratio of expenses to average net assets (excluding reimbursement)	0.90	%A,F	0.88%		0.87%		0.82%	0.83%	0.84%
Ratio of net investment income (loss) to average net assets	(0.64	)%A,F	(0.65)%		(0.55)%		0.63%	1.42%	1.42%
Ratio of net investment income (loss) to average net assets (excluding reimbursement)	(0.64	)%A,F	(0.65)%		(0.55)%		0.63%	1.42%	1.42%
Portfolio turnover	6%		21%		44%		155%	30%	17%

See notes to financial statements.

ENTERPRISE Accumulation Trust

Enterprise Accumulation Trust
Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

	(Unaudited) Six Months Ended June 30, 2002		Year Ended December 31,						For the Period 12/01/98 through 12/31/1998
Equity Income Portfolio			2001		2000		1999

Net asset value, beginning of period	$5.02		$5.69		$5.37		$5.09		$5.00

Income from investment operations:
Net investment income (loss)	0.03	C	0.07	C	0.08	C	0.06	C	—
Net realized and unrealized gain (loss) on investments	(0.22)		(0.69)		0.26		0.23		0.09

Total from investment operations	(0.19)		(0.62)		0.34		0.29		0.09

Less dividends and distributions:
Dividends from net investment income	—		(0.05)		(0.02)		(0.01)		—
Distributions from capital gains	—		—		—		—		—

Total distributions	—		(0.05)		(0.02)		(0.01)		—

Net asset value, end of period	$4.83		$5.02		$5.69		$5.37		$5.09

Total return	(3.78	)%B	(10.75)%		6.45%		5.70%		1.80	%B
Net assets end of period (000)	$44,648		$40,506		$32,829		$27,997		$465
Ratio of expenses to average net assets	0.85	%A	0.88%		0.88%		1.05%		1.05	%A
Ratio of expenses to average net assets (excluding reimbursement)	0.85	%A	0.88%		0.88%		1.20%		66.67	%A
Ratio of net investment income (loss) to average net assets	1.25	%A	1.43%		1.43%		1.21%		0.54	%A
Ratio of net investment income (loss) to average net assets (excluding reimbursement)	1.25	%A	1.43%		1.43%		1.06%		(65.07	)%A
Portfolio turnover	14%		36%		37%		18%		0%

	(Unaudited) Six Months Ended June 30, 2002		Year Ended December 31,						For the Period 12/01/98 through 12/31/1998
Growth Portfolio			2001		2000		1999

Net asset value, beginning of period	$5.21		$5.99		$6.56		$5.27		$5.00

Income from investment operations:
Net investment income (loss)	0.01	C	0.02	C	0.03	C	0.02	C	0.00
Net realized and unrealized gain (loss) on investments	(0.74)		(0.78)		(0.54)		1.27		0.27

Total from investment operations	(0.73)		(0.76)		(0.51)		1.29		0.27

Less dividends and distributions:
Dividends from net investment income	—		(0.02)		(0.01)		—		—
Distributions from capital gains	—		—		(0.05)		—		—

Total distributions	—		(0.02)		(0.06)		—		—

Net asset value, end of period	$4.48		$5.21		$5.99		$6.56		$5.27

Total return	(14.01	)%B	(12.56)%		(7.79)%		24.48%		5.40	%B
Net assets end of period (000)	$242,997		$280,279		$319,207		$230,720		$1,943
Ratio of expenses to average net assets	0.84	%A	0.84%		0.83%		0.84%		1.15	%A
Ratio of expenses to average net assets (excluding reimbursement)	0.84	%A	0.84%		0.83%		0.84%		25.33	%A
Ratio of net investment income (loss) to average net assets	0.36	%A	0.34%		0.45%		0.29%		(0.25	)%A
Ratio of net investment income (loss) to average net assets (excluding reimbursement)	0.36	%A	0.34%		0.45%		0.29%		(24.43	)%A
Portfolio turnover	18%		52%		56%		30%		1%

See notes to financial statements.

ENTERPRISE Accumulation Trust

Enterprise Accumulation Trust
Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

	(Unaudited) Six Months Ended June 30, 2002		Year Ended December 31,						For the Period 12/01/98 through 12/31/1998
Growth and Income Portfolio			2001		2000		1999

Net asset value, beginning of period	$5.41		$6.20		$6.16		$5.11		$5.00

Income from investment operations:
Net investment income (loss)	0.02	C	0.05	C	0.07	C	0.07	C	0.00
Net realized and unrealized gain (loss) on investments	(0.87)		(0.79)		(0.01)		0.98		0.11

Total from investment operations	(0.85)		(0.74)		0.06		1.05		0.11

Less dividends and distributions:
Dividends from net investment income	—		(0.05)		(0.02)		—		—
Distributions from capital gains	—		—		(0.00	)D	(0.00	)D	—

Total distributions	—		(0.05)		(0.02)		—		—

Net asset value, end of period	$4.56		$5.41		$6.20		$6.16		$5.11

Total return	(15.71	)%B	(11.87)%		0.91%		20.55%		2.20	%B
Net assets end of period (000)	$143,561		$172,531		$171,353		$89,887		$537
Ratio of expenses to average net assets	0.85	%A	0.85%		0.85%		0.94%		1.05	%A
Ratio of expenses to average net assets (excluding reimbursement)	0.85	%A	0.85%		0.85%		0.94%		60.68	%A
Ratio of net investment income (loss) to average net assets	0.68	%A	0.92%		1.09%		1.22%		(0.45	)%A
Ratio of net investment income (loss) to average net assets (excluding reimbursement)	0.68	%A	0.92%		1.09%		1.22%		60.08	%A
Portfolio turnover	2%		2%		6%		1%		9%

Emerging Countries	(Unaudited) Six Months Ended June 30, 2002		For the Period 5/01/01 through 12/31/01

Net asset value, beginning of period	$9.52		$10.00

Income from investment operations:
Net investment income (loss)	(0.01	)C	0.06	C
Net realized and unrealized gain (loss) on investments	(0.22)		(0.54)

Total from investment operations	(0.23)		(0.48)

Less dividends and distributions:
Dividends from net investment income	—		—
Distributions from capital gains	—		—

Total distributions	—		—

Net asset value, end of period	$9.29		$9.52

Total return	(2.42	)%B	(4.80	)%B
Net assets end of period (000)	$1,317		$876
Ratio of expenses to average net assets	1.80	%A	1.80	%A
Ratio of expenses to average net assets (excluding reimbursement)	9.79	%A	13.32	%A
Ratio of net investment income (loss) to average net assets	(0.21	)%A	1.14	%A
Ratio of net investment income (loss) to average net assets (excluding reimbursement)	(8.20	)%A	(10.39	)%A
Portfolio turnover	146%		112%

See notes to financial statements.

ENTERPRISE Accumulation Trust

Enterprise Accumulation Trust
Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

	(Unaudited) Six Months Ended June 30, 2002		Year Ended December 31,
International Growth Portfolio			2001		2000		1999		1998	1997

Net asset value, beginning of period	$4.33		$6.94		$9.29		$6.74		$6.18	$6.05

Income from investment operations:
Net investment income (loss)	0.04	C	0.02	C	(0.01	)C	0.03	C	0.06	0.06
Net realized and unrealized gain (loss) on investments	(0.02)		(2.02)		(1.57)		2.74		0.84	0.26

Total from investment operations	0.02		(2.00)		(1.58)		2.77		0.90	0.32

Less dividends and distributions:
Dividends from net investment income	—		(0.04)		(0.02)		(0.12)		(0.07)	(0.04)
Distributions from capital gains	—		(0.57)		(0.75)		(0.10)		(0.27)	(0.15)

Total distributions	—		(0.61)		(0.77)		(0.22)		(0.34)	(0.19)

Net asset value, end of period	$4.35		$4.33		$6.94		$9.29		$6.74	$6.18

Total return	0.46	%B	(27.80)%		(17.21)%		42.12%		14.83%	5.26%
Net assets end of period (000)	$59,779		$62,742		$100,550		$134,255		$91,794	$78,148
Ratio of expenses to average net assets	1.12	%A	1.09%		1.04%		1.01%		1.22%	1.19%
Ratio of expenses to average net assets (excluding reimbursement)	1.12	%A	1.09%		1.04%		1.01%		1.22%	1.19%
Ratio of net investment income (loss) to average net assets	2.03	%A	0.30%		(0.06)%		0.41%		1.04%	1.34%
Ratio of net investment income (loss) to average net assets (excluding reimbursement)	2.03	%A	0.30%		(0.06)%		0.41%		1.04%	1.34%
Portfolio turnover	143%		95%		73%		129%		55%	28%

Worldwide Growth	(Unaudited) Six Months Ended June 30, 2002		For the Period 5/01/01 through 12/31/01

Net asset value, beginning of period	$8.92		$10.00

Income from investment operations:
Net investment income (loss)	0.00	C	(0.02	)C
Net realized and unrealized gain (loss) on investments	(0.89)		(1.06)

Total from investment operations	(0.89)		(1.08)

Less dividends and distributions:
Dividends from net investment income	—		—
Distributions from capital gains	—		—

Total distributions	—		—

Net asset value, end of period	$8.03		$8.92

Total return	(9.98	)%B	(10.80	)%B
Net assets end of period (000)	$1,022		$769
Ratio of expenses to average net assets	1.40	%A	1.40	%A
Ratio of expenses to average net assets (excluding reimbursement)	8.37	%A	11.63	%A
Ratio of net investment income (loss) to average net assets	(0.04	)%A	(0.37	)%A
Ratio of net investment income (loss) to average net assets (excluding reimbursement)	(7.01	)%A	(10.61	)%A
Portfolio turnover	129%		128%

See notes to financial statements.

ENTERPRISE Accumulation Trust

Enterprise Accumulation Trust
Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

Global Socially Responsive	(Unaudited) For the Period 01/24/02 through 06/30/02

Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment income (loss)	0.03	C
Net realized and unrealized gain (loss) on investments	(0.57)

Total from investment operations	(0.54)

Less dividends and distributions:
Dividends from net investment income	—
Distributions from capital gains	—

Total distributions	—

Net asset value, end of period	$9.46

Total return	(5.40	)%B
Net assets end of period (000)	$1,077
Ratio of expenses to average net assets	1.30	%A
Ratio of expenses to average net assets (excluding reimbursement)	3.11	%A
Ratio of net investment income (loss) to average net assets	0.69	%A
Ratio of net investment income (loss) to average net assets (excluding reimbursement)	(1.11	)%A
Portfolio turnover	12%

	(Unaudited) Six Months Ended June 30, 2002		Year Ended December 31,				For the Period 7/15/99 through 12/31/99
Balanced Portfolio			2001		2000

Net asset value, beginning of period	$4.86		$5.14		$5.20		$5.00

Income from investment operations:
Net investment income (loss)	0.04	C	0.10	C	0.11	C	0.04	C
Net realized and unrealized gain (loss) on investments	(0.41)		(0.31)		(0.14)		0.16

Total from investment operations	(0.37)		(0.21)		(0.03)		0.20

Less dividends and distributions:
Dividends from net investment income	—		(0.07)		(0.01)		—
Distributions from capital gains	—		—		(0.02)		—

Total distributions	—		(0.07)		(0.03)		—

Net asset value, end of period	$4.49		$4.86		$5.14		$5.20

Total return	(7.61	)%B	(3.86)%		(0.49)%		4.00	%B
Net assets end of period (000)	$20,172		$21,917		$17,163		$9,886
Ratio of expenses to average net assets	0.88	%A	0.89%		0.95%		0.95	%A
Ratio of expenses to average net assets (excluding reimbursement)	0.88	%A	0.89%		0.95%		1.89	%A
Ratio of net investment income (loss) to average net assets	1.89	%A	2.09%		2.18%		1.93	%A
Ratio of net investment income (loss) to average net assets (excluding reimbursement)	1.89	%A	2.09%		2.18%		0.99	%A
Portfolio turnover	17%		41%		56%		13%

See notes to financial statements.

ENTERPRISE Accumulation Trust

Enterprise Accumulation Trust
Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

	(Unaudited) Six Months Ended June 30, 2002		Year Ended December 31,
Managed Portfolio			2001		2000		1999		1998	1997

Net asset value, beginning of period	$19.60		$24.19		$36.30		$40.56		$40.78	$34.31

Income from investment operations:
Net investment income (loss)	0.06	C	0.13	C	0.45	C	0.50	C	0.71	0.35
Net realized and unrealized gain (loss) on investments	(3.22)		(3.10)		(0.23)		2.65		2.53	8.06

Total from investment operations	(3.16)		(2.97)		0.22		3.15		3.24	8.41

Less dividends and distributions:
Dividends from net investment income	—		(0.48)		(0.75)		(0.79)		(0.43)	(0.55)
Distributions from capital gains	—		(1.14)		(11.58)		(6.62)		(3.03)	(1.39)

Total distributions	—		(1.62)		(12.33)		(7.41)		(3.46)	(1.94)

Net asset value, end of period	$16.44		$19.60		$24.19		$36.30		$40.56	$40.78

Total return	(16.12	)%B	(11.15)%		1.46%		9.22%		7.95%	24.50%
Net assets end of period (000)	$829,530		$1,074,983		$1,452,864		$2,292,467		$2,739,305	$2,672,932
Ratio of expenses to average net assets	0.87	%A,F	0.84%		0.82%		0.76%		0.76%	0.76%
Ratio of expenses to average net assets (excluding reimbursement)	0.87	%A,F	0.84%		0.82%		0.76%		0.76%	0.76%
Ratio of net investment income (loss) to average net assets	0.63	%A,F	0.60%		1.44%		1.23%		1.66%	1.14%
Ratio of net investment income (loss) to average net assets (excluding reimbursement)	0.63	%A,F	0.60%		1.44%		1.23%		1.66%	1.14%
Portfolio turnover	35%		141%		19%		90%		46%	32%

	(Unaudited) Six Months Ended June 30, 2002		Year Ended December 31,
High-Yield Bond Portfolio			2001		2000		1999		1998	1997

Net asset value, beginning of period	$4.34		$4.48		$5.06		$5.37		$5.71	$5.51

Income from investment operations:
Net investment income (loss)	0.18	C	0.40	C	0.46	C	0.46	C	0.46	0.51
Net realized and unrealized gain (loss) on investments	(0.28)		(0.14)		(0.58)		(0.26)		(0.26)	0.20

Total from investment operations	(0.10)		0.26		(0.12)		0.20		0.20	0.71

Less dividends and distributions:
Dividends from net investment income	(0.18)		(0.40)		(0.46)		(0.46)		(0.46)	(0.51)
Distributions from capital gains	—		—		—		(0.05)		(0.08)	—

Total distributions	(0.18)		(0.40)		(0.46)		(0.51)		(0.54)	(0.51)

Net asset value, end of period	$4.06		$4.34		$4.48		$5.06		$5.37	$5.71

Total return	(2.41	)%B	5.90%		(2.52)%		3.86%		3.60%	13.38%
Net assets end of period (000)	$107,186		$107,686		$88,336		$109,816		$101,865	$68,364
Ratio of expenses to average net assets	0.76	%A	0.77%		0.75%		0.69%		0.72%	0.77%
Ratio of expenses to average net assets (excluding reimbursement)	0.76	%A	0.77%		0.75%		0.69%		0.72%	0.77%
Ratio of net investment income (loss) to average net assets	8.49	%A	8.92%		9.57%		8.76%		8.19%	8.47%
Ratio of net investment income (loss) to average net assets (excluding reimbursement)	8.49	%A	8.92%		9.57%		8.76%		8.19%	8.47%
Portfolio turnover	44%		73%		54%		97%		109%	175%

See notes to financial statements.

ENTERPRISE Accumulation Trust

Enterprise Accumulation Trust
Financial Highlights

FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD IS AS FOLLOWS:

Total Return	(Unaudited) For the Period 01/24/02 through 06/30/02

Net asset value, beginning of period	$10.00

Income from investment operations:
Net investment income (loss)	0.16C
Net realized and unrealized gain (loss) on investments	(0.06)

Total from investment operations	0.10

Less dividends and distributions:
Dividends from net investment income	(0.16)
Distributions from capital gains	—

Total distributions	(0.16)

Net asset value, end of period	$9.94

Total return	1.13	%B
Net assets end of period (000)	$7,928
Ratio of expenses to average net assets	0.65	%A
Ratio of expenses to average net assets (excluding reimbursement)	1.30	%A
Ratio of net investment income (loss) to average net assets	4.02	%A
Ratio of net investment income (loss) to average net assets (excluding reimbursement)	3.37	%A
Portfolio turnover	232%

A	Annualized.
B	Not Annualized.
C	Based on average shares outstanding.
D	Less than $0.01 per share.
E	Per share income from investment operations may vary from anticipated results depending on the timing of capital share purchases and redemptions.
F	Does not reflect 0.01% for Equity and 0.02% for Managed of expense reduction due to an expense offset arrangement.

See notes to financial statements.

ENTERPRISE Accumulation Trust

Notes to Financial Statements
June 30, 2002 (Unaudited)

1. Organization

Enterprise Accumulation Trust (the “Trust”) was organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Trust is authorized to issue an unlimited number of shares of beneficial interest at $0.01 par value for the following portfolios: Mid-Cap Growth, Multi-Cap Growth, Small Company Growth, Small Company Value, Capital Appreciation, Equity, Equity Income, Growth, Growth and Income, Emerging Countries, International Growth, Worldwide Growth, Global Socially Responsive, Managed, Balanced, High-Yield Bond and Total Return.

The Trust is currently offered only to separate accounts of certain insurance companies as an investment medium for both variable annuity contracts and variable life insurance policies. The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements.

2. Significant Accounting Policies

Valuation of Investments — Investment securities, other than debt securities, listed on either a national or foreign securities exchange or traded in the over-the-counter National Market System are valued each business day at the last reported sale price on the exchange on which the security is primarily traded. In certain instances a fair value will be assigned when ECM believes that a significant event has occurred after the close of an exchange or market, but before the net asset value calculation. If there are no current day sales, the securities are valued at their last quoted bid price. Other securities traded over-the-counter and not part of the National Market System are valued at their last quoted bid price. Debt securities (other than certain short-term obligations) are valued each business day by an independent pricing service approved by the Board of Trustees. Short-term debt securities with 61 days or more to maturity at time of purchase are valued at market value through the 61st day prior to maturity, based on quotations received from market makers or other appropriate sources; thereafter, any unrealized appreciation or depreciation existing on the 61st day is amortized to par on a straight-line basis over the remaining number of days to maturity. Short-term securities with 60 days or less to maturity at time of purchase are valued at amortized cost, which approximates market value. Any securities for which market quotations are not readily available are valued at their fair value as determined in good faith by the Board of Trustees.

Special Valuation Risks — The high-yield securities in which certain portfolios may invest may be considered speculative in regard to the issuer’s continuing ability to meet principal and interest payments. The value of the lower rated securities in which the portfolios may invest will be affected by the credit worthiness of individual issuers, general economic and specific industry conditions, and will fluctuate inversely with changes in interest rates. In addition, the secondary trading market for lower quality bonds may be less active and less liquid than the trading market for higher quality bonds. Foreign denominated assets held by a portfolio may involve risks not typically associated with domestic transactions including but not limited to, unanticipated movements in exchange rates, the degree of government supervision and regulation of security markets and the possibility of political or economic instability.

Repurchase Agreements — Each portfolio may acquire securities subject to repurchase agreements. Under a typical repurchase agreement, a portfolio would acquire a debt security for a relatively short period (usually for one day and not for more than one week) subject to an obligation of the seller to repurchase and of the portfolio to resell the debt security at an agreed-upon higher price, thereby establishing a fixed investment return during the portfolio’s holding period. Under each repurchase agreement, the portfolio receives, as collateral, securities whose market value (including interest) is at least equal to the repurchase price.

Illiquid Securities — At times, the portfolios may hold, up to their SEC or prospectus defined limitations, illiquid securities that they may not be able to sell at their current fair value price. Although it is expected that the fair value currently represents the current realizable value on disposition of such securities, there is no guarantee that the portfolios will be able to do so. In addition, the portfolios may incur certain costs related to the disposition of such securities. Any securities that have been deemed to be illiquid have been denoted as such in the portfolio of investments.

Written Options — When a portfolio writes an option, an amount equal to the premium received by the portfolio is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums

ENTERPRISE Accumulation Trust

Notes to Financial Statements — (Continued)
June 30, 2002 (Unaudited)

received from writing options that expire unexercised are treated as realized gains from investments. The difference between the premium and the amount paid on effecting a closing purchase transaction, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the portfolio has realized a gain or loss. The risk associated with writing call options is that the portfolio may forego the opportunity for a profit if the market value of the underlying security increases and the option is exercised.

Futures Contracts — A futures contract is an agreement between two parties to buy and sell a financial instrument at a set price on a future date. Upon entering into such a contract, a portfolio is required to pledge to the broker an amount of cash or securities equal to the minimum “initial margin” requirements of the exchange. Pursuant to the contract, the portfolio agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as “variation margin,” and are recorded by the portfolio as unrealized appreciation or depreciation. When the contract is closed the portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and value at the time it was closed.

As part of their investment programs, the portfolios may enter into futures contracts (up to their prospectus defined limitations) to hedge against anticipated future price and interest rate changes. Risks of entering into futures contracts include: (1) the risk that the price of the futures contracts may not move in the same direction as the price of the securities in the various markets; (2) the risk that there will be no liquid secondary market when the portfolio attempts to enter into a closing position; (3) the risk that the portfolio will lose amount in excess of the initial margin deposit; and (4) the fact that the success or failure of these transactions for the portfolio depends on the ability of the Portfolio Manager to predict movements in stock, bond, and currency prices as well as interest rates.

Foreign Currency Translation — Securities, other assets and liabilities of the portfolios whose values are initially expressed in foreign currencies are translated to U.S. dollars at the bid price of such currency against U.S. dollars last quoted by a major bank on the valuation date. Dividend and interest income and certain expenses denominated in foreign currencies are translated to U.S. dollars based on the exchange rates in effect on the date the income is earned and the expense is incurred; and exchange gains and losses are realized upon ultimate receipt or disbursement. The portfolios do not isolate that portion of their realized and unrealized gains on investments from changes in foreign exchange rates from the fluctuations arising due to changes in the market prices of the investments.

Forward Foreign Currency Contracts — As part of its investment program, a portfolio may utilize forward currency exchange contracts to manage exposure to currency fluctuations and hedge against adverse changes in connection with purchases and sales of securities. The portfolio will enter into forward contracts only for hedging purposes. Risks arise from the possible inability of counterparties to meet their contracts and from movements in currency values.

Security Transactions and Investment Income — Security transactions are accounted for on the trade date. Realized gains and losses from security transactions are determined on the basis of identified cost and realized gains and losses from currency transactions are determined on the basis of average cost. Dividend income received and distributions to shareholders are recognized on the ex-dividend date, and interest income is recognized on the accrual basis. Corporate actions, including dividends on foreign securities are recorded on the ex-dividend date. Premiums and discounts on securities are amortized daily for both financial and tax purposes, using the effective interest method.

Expenses — Each portfolio bears expenses incurred specifically on its behalf, such as advisory and custodian fees, as well as a portion of the common expenses of the Trust, which are generally allocated based on average net assets.

Federal Income Taxes — No provision for Federal income or excise taxes is required because the Trust intends to continue to qualify as a regulated investment company and distribute substantially all of its taxable income to shareholders.

Use of Estimates in Preparation of Financial Statements — Preparation of financial statements in conormity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that may affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

ENTERPRISE Accumulation Trust

Notes to Financial Statements — (Continued)
June 30, 2002 (Unaudited)

Dividends and Distributions — Except with respect to the Income Portfolios, dividends and distributions to shareholders from net investment income and net realized capital gains, if any, are declared and paid at least annually. For the Income Portfolios, dividends from net investment income are declared daily and paid monthly and distributions from net realized capital gains, if any, are declared and paid at least annually. Dividends and Distributions are recorded on the ex-dividend date.

3. Transactions with Affiliates

An investment advisory fee is payable monthly to Enterprise Capital Management, Inc. (“ECM”), a wholly-owned subsidiary of MONY Life Insurance Company, and is computed as a percentage of each portfolio’s average daily net assets as of the close of business each day at the following annual rates: for Small Company Value, Equity, and Managed, 0.80% for the first $400 million, 0.75% for the next $400 million, and 0.70% for average daily net assets over $800 million, 1.25% for Emerging Countries, 1.00% for Multi-Cap Growth, Small Company Growth and Worldwide Growth, 0.90% for Global Socially Responsive, 0.85% for International Growth, 0.75% for Mid-Cap Growth, Capital Appreciation, Equity Income, Growth, Growth and Income, and Balanced, 0.60% for High-Yield Bond and 0.55% for Total Return.

ECM has contractually agreed to limit the portfolios’ expenses through May 1, 2003, to the following expense ratios: Mid-Cap Growth — 1.15%, Multi-Cap Growth — 1.40%, Small Company Growth — 1.40%, Small Company Value — 1.30%, Capital Appreciation — 1.30%, Equity — 1.15%, Equity Income — 1.05%, Growth — 1.15%, Growth and Income — 1.05%, Emerging Countries — 1.80%, International Growth — 1.55%, Worldwide Growth — 1.40%, Global Socially Responsive — 1.30%, Balanced — 0.95%, Managed — 1.05%, High-Yield Bond — 0.85% and Total Return — 0.65%.

ECM is a wholly-owned subsidiary of MONY Life Insurance Company, which is wholly-owned by The MONY Group Inc. The MONY Group Inc. and its subsidiaries and affiliates had the following investments in the Trust as of June 30, 2002: Mid-Cap Growth — $154,250, Multi-Cap Growth — $335,000, Small Company Growth — $336,500, Growth —$224,000, Capital Appreciation — $284,500, Equity Income — $241,500, Growth and Income — $228,000, Emerging Countries — $232,250, Worldwide Growth — $200,750, Global Socially Responsive — $946,000, Balanced —$224,500 and Total Return — $4,970,000.

ECM has entered into subadvisory agreements with various investment advisers as subadvisers for the Trust. A portion of the management fee received by ECM is paid to the respective Subadvisers. 1740 Advisers, Inc., a wholly-owned subsidiary of The MONY Group Inc., is the subadviser for the Equity Income Portfolio. For the period ended June 30, 2002, ECM incurred subadvisory fees payable to 1740 Advisers, Inc. related to the Equity Income Portfolio of $65,940 with a related payable balance of $11,262 as of June 30, 2002.

For the six months ended June 30, 2002, the following portfolios paid brokerage commissions to affiliates including affiliates of the adviser and subadvisers, as follows:

Fund	Commissions
Mid-Cap Growth	$1,434
Multi-Cap Growth	172,808
Small Company Value	80,048
Capital Appreciation	13,261
Equity	4,460
Equity Income	6,270
Growth	18,311
Growth and Income	60
Emerging Countries	1,681
International Growth	23,837
Worldwide Growth	520
Global Socially Responsive	78
Balanced	858
Managed	195,753

ENTERPRISE Accumulation Trust

Notes to Financial Statements — (Continued)
June 30, 2002 (Unaudited)

4. Investment Transactions

For the six months ended June 30, 2002, purchases and sales proceeds of investment securities, other than short-term securities, were as follows:

	U.S. Government Obligations		Other Investment Securities
Portfolio	Purchases	Sales	Purchases	Sales
Mid-Cap Growth	—	—	$3,587,297	$2,262,825
Multi-Cap Growth	—	—	86,436,021	88,224,714
Small Company Growth	—	—	23,311,545	15,756,663
Small Company Value	—	—	25,666,077	23,864,500
Capital Appreciation	—	—	33,665,404	33,217,338
Equity	—	—	18,113,007	39,251,429
Equity Income	—	—	12,481,415	5,416,266
Growth	—	—	51,653,990	47,888,840
Growth and Income	—	—	14,300,893	3,251,228
Emerging Countries	—	—	2,079,899	1,571,066
International Growth	—	—	84,625,702	86,598,447
Worldwide Growth	—	—	1,595,628	1,149,548
Global Socially Responsive	—	—	1,148,678	120,102
Balanced	$109,141	$316,730	4,370,279	3,007,631
Managed	—	—	367,323,145	433,883,152
High-Yield Bond	150,633	737,109	51,438,668	45,774,393
Total Return	18,112,486	14,662,975	8,352,259	2,656,944

Transactions in call options written for the six months ended June 30, 2002, were as follows:

	Number of Contracts/ Notional Amounts	Premiums Received
Total Return Portfolio
Outstanding options written at December 31, 2001	—	—
Call options written	2,500,000	$7,016
Put options written	18,400,000	19,445
Call options expired	(1,000,000)	(2,150)
Put options expired	(1,900,000)	(5,955)
Call options closed	(600,000)	(2,181)

Outstanding options written at June 30, 2002	17,400,000	$16,175

5. Securities Lending

The portfolios may lend portfolio securities to qualified institutions. Loans are required to be secured at all times by collateral at least equal to 102% (105% for foreign securities) of the market value of securities loaned. The portfolio receives a portion of the income earned on the collateral and also continues to earn income on the loaned securities. Any gain or loss in the market price of the securities loaned that may occur during the term of the loan will be for the account of the portfolio. Security loans are subject to the risk of failure by the borrower to return the loaned securities in which case a portfolio could incur a loss. Securities currently out on loan have been denoted in the Portfolios of Investments.

ENTERPRISE Accumulation Trust

Notes to Financial Statements — (Continued)
June 30, 2002 (Unaudited)

The portfolio receives cash as collateral for securities lending. The cash is invested in the State Street Navigator Securities Lending Prime Portfolio, a money market fund registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The following summarizes the securities lending activity, if any, for each portfolio for the six months ended June 30, 2002:

Portfolio	Current Value of Securities on Loan At June 30, 2002	Current Value of Collateral Held At June 30, 2002	Income Earned
Mid-Cap Growth	$—	$—	$—
Multi-Cap Growth	18,735,661	19,332,971	7,752
Small Company Growth	18,878,453	19,508,543	26,036
Small Company Value	69,625,432	72,355,353	63,994
Capital Appreciation	13,947,139	14,806,996	5,812
Equity	10,714,284	11,097,000	15,891
Equity Income	5,366,259	5,506,511	2,834
Growth	5,322,127	5,496,848	22,420
Growth and Income	1,532,620	1,647,010	5,302
Emerging Countries	—	—	—
International Growth	—	—	19,367
Worldwide Growth	—	—	—
Global Socially Responsive	—	—	—
Balanced	—	—	—
Managed	12,369,981	12,851,028	20,569
High-Yield Bond	28,026,452	29,009,443	25,480
Total Return	—	—	—

6. Borrowings

The Trust, and another affiliated mutual fund are parties to a $40 million redemption line of credit with State Street Bank and Trust Co. whereby each portfolio may borrow up to its prospectus defined limitation. EAT pays an allocated portion of an annual commitment fee equal to 0.10% of the committed amount. There were no loans outstanding at any time during the six months ended June 30, 2002.

7. Federal Income Tax Information

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. These differences are primarily due to differing treatments for futures and options transactions, foreign currency transactions, paydowns, market discounts, losses deferred due to wash sale and investments in passive foreign investment companies.

Permanent book and tax basis differences, if any, relating to shareholder distributions will result in reclassifications to paid in capital. These reclassifications have no effect on net assets or net asset values per share. Any taxable gain remaining at fiscal year end is distributed in the following year.

ENTERPRISE Accumulation Trust

Notes to Financial Statements — (Continued)
June 30, 2002 (Unaudited)

The tax character of distributable earnings/(accumulated losses) at December 31, 2001 were as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Gain	Capital Loss Carryforward
Mid-Cap Growth	—	—	$180,729[1]
Multi-Cap Growth	—	—	74,529,437[2]
Small Company Growth	—	—	4,293,074[1]
Small Company Value	$3,923,847	$2,674,550	—
Capital Appreciation	—	—	21,345,690[2]
Equity	—	—	27,118,233[1]
Equity Income	508,556	—	2,752,811[3]
Growth	944,041	—	53,560,091[2]
Growth and Income	1,575,019	—	1,369,810[2]
Emerging Countries	2,681	—	42,727[1]
International Growth	340,573	—	15,794,634[1]
Worldwide Growth	—	—	79,305[1]
Balanced	387,647	—	1,756,428[2]
Managed	7,429,575	—	8,820,085[1]
High-Yield Bond	214,262	—	13,889,269[3]

[1]	Expires in 2009
[2]	Expires in 2008-2009
[3]	Expires in 2007-2009

Tax Basis Unrealized Gain (Loss) on Investments and Distributions

At June 30, 2002, the cost of securities for Federal income tax purposes, the aggregate gross unrealized gain for all securities for which there was an excess of value over tax cost and the aggregate gross unrealized loss for all securities for which there was an excess of tax cost over value were as follows:

Portfolio	Tax Cost	Tax Unrealized Gain	Tax Unrealized Loss	Net Unrealized Gain (Loss)
Mid-Cap Growth	$3,133,156	$172,071	$(182,741)	$(10,670)
Multi-Cap Growth	78,201,158	3,849,531	(7,990,513)	(4,140,985)
Small Company Growth	87,350,775	6,323,841	(18,011,810)	(11,687,969)
Small Company Value	353,761,135	82,475,924	(59,017,213)	23,458,711
Capital Appreciation	52,030,161	7,677,789	(2,084,580)	5,593,209
Equity	365,602,113	31,014,099	(143,777,683)	(112,763,584)
Equity Income	46,308,149	2,199,626	(3,837,034)	(1,637,409)
Growth	263,069,390	13,857,373	(32,525,426)	(18,668,053)
Growth and Income	186,344,406	6,748,746	(48,695,915)	(41,947,169)
Emerging Countries	1,328,961	62,923	(100,429)	(37,507)
International Growth	60,283,996	1,364,135	(1,742,076)	(377,941)
Worldwide Growth	1,163,603	38,170	(72,816)	(34,646)
Global Socially Responsive	1,151,026	48,407	(107,344)	(58,937)
Balanced	20,766,103	883,271	(1,494,072)	(610,801)
Managed	948,949,115	60,525,943	(168,767,522)	(108,241,578)
High-Yield Bond	116,572,916	2,053,860	(14,312,065)	(12,258,205)
Total Return	10,768,619	43,134	(178,319)	(135,185)

ENTERPRISE Accumulation Trust

Notes to Financial Statements — (Continued)
June 30, 2002 (Unaudited)

Investment Adviser
Enterprise Capital Management, Inc.
Atlanta Financial Center
3343 Peachtree Road, Suite 450
Atlanta, Georgia 30326

Custodian and Transfer Agent
State Street Bank and Trust Company
P. O. Box 1713
Boston, Massachusetts 02105

Independent Accountants
PricewaterhouseCoopers LLP
Two Commerce Square
Philadelphia, Pennsylvania 19103

This report is authorized for distribution only to contractholders and to others who have received a copy of this Trust’s prospectus.

ENTERPRISE Accumulation Trust

Trustees and Officers

NAME, AGE, AND ADDRESS	POSITIONS HELD	LENGTH OF SERVICE (YEARS)	PRINCIPAL OCCUPATIONS PAST FIVE YEARS	NUMBER OF PORTFOLIOS IN COMPLEX	OTHER DIRECTORSHIPS

NON-INTERESTED PARTIES:

Arthur T. Dietz, Atlanta, GA (78)	Trustee and Audit Committee Member	16	President, ATD Advisory Corp.	17	EGF - 24 Funds

Arthur Howell, Esquire, Atlanta, GA (83)	Trustee and Audit Committee Chairman	16	Of Counsel, Alston & Bird LLP	17	EGF - 24 Funds

William A. Mitchell, Jr., Atlanta, GA (62)	Trustee	14	Chairman/CEO, Carter & Associates (real estate development)	17	EGF - 24 Funds

Lonnie H. Pope, Macon, GA (68)	Trustee and Audit Committee Member	16	CEO, Longleaf Industries, Inc., (chemical manufacturing)	17	EGF - 24 Funds

INTERESTED PARTIES:

Victor Ugolyn, Atlanta, GA (54)	Chairman, President & Chief Executive Officer, Trustee	10	Chairman, President & CEO, ECM, EGF, and EFD	17	EGF - 24 Funds, EGF plc. - 14 Portfolios,

Michael I. Roth, New York, NY (56)	Trustee	10	Chairman and CEO, The MONY Group Inc.	17	EGF - 24 Funds

Samuel J. Foti, New York, NY (50)	Trustee	6	President and COO, The MONY Group Inc.	17	EGF - 24 Funds

Phillip G. Goff, Atlanta, GA (38)	Vice President and Chief Financial Officer	6	Senior Vice President and CFO, EFD; Vice President and CFO, EGF and ECM	17	—

Herbert M. Williamson, Atlanta, GA (50)	Treasurer and Assistant Secretary	7	Assistant Secretary and Treasurer, EGF, ECM and EFD	17	—

Catherine R. McClellan, Atlanta, GA (46)	Secretary	7	Secretary, EGF, Senior Vice President, Secretary and Chief Counsel, ECM and EFD	17	—

Footnotes:

EGF - The Enterprise Group of Funds, Inc.	EFD - Enterprise Fund Distributors, Inc.
EAT - Enterprise Accumulation Trust	EGF plc - Enterprise Global Funds plc
ECM - Enterprise Capital Management, Inc.

The Enterprise Accumulation Trust Statement of Additional Information (SAI) includes additional information about Trustees and is available, without charge, upon request by calling 1-800-487-6669.

ENTERPRISE Accumulation Trust